Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO TERM LOAN AGREEMENT

AMENDMENT NO. 4, dated as of May 2, 2023 (this “Amendment”), to the Term Loan Agreement dated as of February 27, 2017 (as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of August 16, 2017, as amended by that certain Amendment No. 2 to the Credit Agreement, dated as of November 28, 2017, as amended by that certain Amendment No. 3 to the Credit Agreement, dated as of March 9, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and between DASEKE, INC., a Delaware corporation (“Holdings”), DASEKE COMPANIES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower, the Lenders, and JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement).

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Credit Agreement provides that an Early Opt-in Election with respect to the Eurodollar Rate occurs upon (i) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties to the Credit Agreement that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (ii) the joint election by the Administrative Agent and the Borrower to trigger a fallback from Eurodollar Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.;

WHEREAS, on April 24, 2023, the Administrative Agent notified the Lenders that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review) and that the Administrative Agent and the Borrower have jointly elected to trigger a fallback from Eurodollar Rate to Term SOFR;

WHEREAS, pursuant to Section 2.11(b)(x) of the Credit Agreement, if an Early Opt-in Election and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment (the “Benchmark Replacement”) will replace such Benchmark for all purposes under the Credit Agreement and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, the Credit Agreement or any other Loan Document. In the case of an Early Opt-in Election, the Benchmark Replacement Date shall be the sixth (6th) Business Day after the date notice of such Early Opt-in Election (the “Amendment Notice”) is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.

WHEREAS, the Administrative Agent posted the Amendment Notice to the Lenders on April 24, 2023 and as of May 1, 2023, had not received a written notice of objection from Lenders comprising the Required Lenders to this Amendment; and

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WHEREAS, the Administrative Agent and the Borrower wish to amend the Credit Agreement to establish a Benchmark Replacement and alternate rate of interest, as applicable, and Benchmark Replacement Conforming Changes and other related changes as may be applicable, as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.
Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement.
2.
Amendments. Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 of this Amendment, effective as of the Amendment No. 4 Effective Date (as defined below), the Credit Agreement shall be amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case as set forth in the document attached as Exhibit A hereto.
3.
Conditions Precedent. This Amendment and the amendments attached as Exhibit A hereto shall become effective at 5:00 p.m. (New York City Time) (6) Business Days after the Administrative Agent shall have posted the Amendment Notice (the “Amendment No. 4 Effective Date”) if the following conditions shall have been satisfied: (a) this Amendment is executed by the Borrower and the Administrative Agent and (b) the Administrative Agent shall not have received, by such time, written notice of objection to the Benchmark Replacement Adjustment contained in this Amendment from Lenders comprising the Required Lenders.
4.
Acknowledgments. The Borrower and the Administrative Agent acknowledge that this Amendment is (a) reasonably acceptable to the Borrower and the Administrative Agent and (b) made in a manner that is intended (i) to be treated as a “covered modification” under Final United States Treasury Regulations Section 1.1001-6 and (ii) not to cause a “significant modification” under Final United States Treasury Regulations Section 1.1001-3.
5.
No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. This Amendment shall not constitute a novation of the Credit Agreement.
6.
Counterparts; Delivery. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.
Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.10 and 9.11 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
10.
Reference to and Effect on the Credit Agreement and the Other Loan Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Loan Party, any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment No. 4 Effective Date, refer to the Amended Credit Agreement. This Amendment shall be deemed to be a “Loan Document” (or other analogous or similar defined term) for purposes of the Credit Agreement and the other Loan Documents and the provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.
11.
Conversion to Term Benchmark Loans. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (a) all Loans outstanding immediately prior to the effectiveness of this Amendment that are Dollar-denominated Eurodollar Rate Loans (as defined in the Credit Agreement, the “Existing LIBOR Loans”) shall continue to accrue interest based on the Adjusted Eurodollar Rate (as defined in the Credit Agreement), plus the Applicable Rate (as defined in the Amended Credit Agreement) applicable to “Term Benchmark Loans”, and their applicable existing Interest Periods (as defined in the Credit Agreement), until the last day of the Interest Period applicable to each such Existing LIBOR Loan or, if earlier, as of the date of any acceleration or prepayment of such Existing LIBOR Loan (provided, that in no event shall an Existing LIBOR Loan be permitted to be continued as a Eurodollar Rate Loan after the termination or expiration of its applicable Interest Period), and thereafter, all Existing LIBOR Loans shall cease to bear interest at a rate that is based upon the Adjusted Eurodollar Rate (as defined in the Credit Agreement) and either be Term Benchmark Loans or ABR Loans as determined in accordance with the Amended Credit Agreement, (b) any Interest Election Request delivered prior to the date hereof with respect to any Existing LIBOR Loans that has not yet converted at the end of its respective Interest Period shall be deemed to be an Interest Election Request with respect to Term Benchmark Loans (it being understood, that with respect to the Existing LIBOR Loans whose Interest Period expires on May 29, 2023 shall become Term Benchmark Loans with an Interest Period of 1 month on May 29, 2023 (unless the Borrower elects otherwise in accordance with the terms of the Amended Credit Agreement)) and (c) subject to any express limitations set forth in the immediately preceding clause (a), the terms of the Credit Agreement in respect of the administration of Eurodollar Rate Loans (solely with respect to the Existing LIBOR Loans) shall remain in effect from and after the date hereof until the last day of the Interest Period applicable to each such Existing

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LIBOR Loan, in each case, solely for purposes of administering the Existing LIBOR Loans (including, without limitation, with respect to the payment of interest accrued thereon and determination of breakage fees).

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

DASEKE COMPANIES, INC., as the Borrower

By:	/s/ Aaron Coley
Name:	Aaron Coley
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ryan Viaclovsky
Name:	Ryan Viaclovsky
Title:	Authorize Officer

[Signature Page to Amendment No. 4 to Term Loan Agreement]

Exhibit A

Amendments to Credit Agreement

[attached]

~~Annex~~Exhibit A to ~~Refinancing Amendment (~~Amendment No. ~~3~~4 to Term Loan

Agreement)

TERM LOAN AGREEMENT

dated as of February 27, 2017 among

DASEKE, INC.,

as Holdings,

DASEKE COMPANIES, INC.,

as the Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders, and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, and

JPMORGAN CHASE BANK, N.A.

as Sole Lead Arranger and

Sole Bookrunner

~~US 7743868v.6 WAL062/16005~~

			Page
ARTICLE 1	DEFINITIONS		1
Section 1.01	Defined Terms		1
Section 1.02	Classification of Loans and Borrowings	~~58~~	57
Section 1.03	Terms Generally	~~58~~	57
Section 1.04	Accounting Terms; GAAP	~~59~~	58
Section 1.05	Effectuation of Transactions	~~60~~	58
Section 1.06	Timing of Payment of Performance	~~60~~	58
Section 1.07	Times of Day	~~60~~	59
Section 1.08	Currency Equivalents Generally	~~60~~	59
Section 1.09	Cashless Rollovers	~~61~~	60
Section 1.10	Certain Calculations and Tests	~~61~~	60
Section 1.11	Interest Rates; ~~LIBOR~~ Benchmark Notifications	~~63~~	61
Section 1.12	Divisions	~~63~~	62
ARTICLE 2	THE CREDITS	~~63~~	62
Section 2.01	Commitments	~~63~~	62
Section 2.02	Loans and Borrowings	~~64~~	62
Section 2.03	Requests for Borrowings	~~64~~	63
Section 2.04	Funding of Borrowings	~~65~~	64
Section 2.05	Type; Interest Elections	~~66~~	64
Section 2.06	Automatic Termination and Reduction of Commitments	~~66~~	65
Section 2.07	Repayment of Loans; Evidence of Debt	~~67~~	65
Section 2.08	Prepayment of Loans	~~68~~	66
Section 2.09	Fees	~~71~~	70
Section 2.10	Interest	~~72~~	71
Section 2.11	Alternate Rate of Interest	~~73~~	72
Section 2.12	Increased Costs	~~75~~	73
Section 2.13	Break Funding Payments	~~76~~	74
Section 2.14	Taxes	~~76~~	75
Section 2.15	Payments Generally; Allocation of Proceeds; Sharing of Payments	~~80~~	79
Section 2.16	Mitigation Obligations; Replacement of Lenders	~~82~~	80
Section 2.17	Illegality	~~83~~	81
Section 2.18	Defaulting Lenders	~~84~~	82
Section 2.19	Incremental Credit Extensions	~~84~~	82
Section 2.20	Extensions of Loans	~~87~~	85
ARTICLE 3	REPRESENTATIONS AND WARRANTIES	~~89~~	87
Section 3.01	Organization; Powers	~~89~~	87
Section 3.02	Authorization; Enforceability	~~89~~	87
Section 3.03	Governmental Approvals; No Conflicts	~~89~~	87
Section 3.04	Financial Condition; No Material Adverse Effect	~~89~~	87
Section 3.05	Properties	~~89~~	88
Section 3.06	Litigation and Environmental Matters	~~90~~	88
Section 3.07	Compliance with Laws	~~90~~	89
Section 3.08	Investment Company Status	~~91~~	89
Section 3.09	Taxes	~~91~~	89

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Section 3.10	ERISA	~~91~~	89
Section 3.11	Disclosure	~~91~~	89
Section 3.12	Security Interest in Collateral	~~92~~	90
Section 3.13	Labor Disputes	~~92~~	90
Section 3.14	Federal Reserve Regulations	~~92~~	90
Section 3.15	Anti-Terrorism Laws	~~92~~	90
Section 3.16	Solvency	~~92~~	91
Section 3.17	Capitalization and Subsidiaries	~~93~~	91
ARTICLE 4	CONDITIONS	~~93~~	91
Section 4.01	Closing Date	~~93~~	91
Section 4.02	Conditions to Delayed Draw Term Loans	~~96~~	94
ARTICLE 5	AFFIRMATIVE COVENANTS	~~96~~	95
Section 5.01	Financial Statements and Other Reports	~~97~~	95
Section 5.02	Existence	~~100~~	98
Section 5.03	Payment of Taxes	~~100~~	98
Section 5.04	Maintenance of Properties	~~100~~	98
Section 5.05	Insurance	~~100~~	99
Section 5.06	Inspections	~~101~~	99
Section 5.07	Maintenance of Book and Records	~~101~~	100
Section 5.08	Compliance with Laws	~~101~~	100
Section 5.09	Environmental	~~101~~	100
Section 5.10	Designation of Subsidiaries	~~102~~	101
Section 5.11	Use of Proceeds	~~103~~	101
Section 5.12	Covenant to Guarantee Obligations and Give Security	~~103~~	102
Section 5.13	Maintenance of Ratings	~~105~~	103
Section 5.14	Further Assurances	~~105~~	104
Section 5.15	Post-Closing Obligations	~~105~~	104
ARTICLE 6	NEGATIVE COVENANTS	~~106~~	104
Section 6.01	Indebtedness	~~106~~	104
Section 6.02	Liens	~~110~~	109
Section 6.03	No Further Negative Pledges; Burdensome Agreements	~~114~~	112
Section 6.04	Restricted Payments; Restricted Debt Payments	~~115~~	113
Section 6.05	Restrictions on Subsidiary Distributions	~~118~~	116
Section 6.06	Investments	~~119~~	118
Section 6.07	Fundamental Changes; Disposition of Assets	~~122~~	120
Section 6.08	Transactions with Affiliates	~~125~~	124
Section 6.09	Amendments or Waivers of Organizational Documents	~~127~~	125
Section 6.10	Amendments of or Waivers with Respect to Restricted Debt	~~127~~	125
Section 6.11	Permitted Activities of Holdings	~~127~~	125
Section 6.12	Conduct of Business	~~128~~	127
Section 6.13	Use of Proceeds	~~128~~	127
ARTICLE 7	EVENTS OF DEFAULT	~~129~~	127
Section 7.01	Events of Default	~~129~~	127
ARTICLE 8	THE ADMINISTRATIVE AGENT	~~131~~	130
ARTICLE 9	MISCELLANEOUS	~~139~~	138

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Section 9.01	Notices	~~139~~	138
Section 9.02	Waivers; Amendments	~~141~~	139
Section 9.03	Expenses; Indemnity	~~145~~	143
Section 9.04	Waiver of Claim	~~146~~	145
Section 9.05	Successors and Assigns	~~146~~	145
Section 9.06	Survival	~~154~~	152
Section 9.07	Counterparts; Integration; Effectiveness	~~154~~	153
Section 9.08	Severability	~~154~~	153
Section 9.09	Right of Setoff	~~155~~	153
Section 9.10	Governing Law; Jurisdiction; Consent to Service of Process	~~155~~	153
Section 9.11	Waiver of Jury Trial	~~156~~	155
Section 9.12	Headings	~~157~~	155
Section 9.13	Confidentiality	~~157~~	155
Section 9.14	No Fiduciary Duty	~~158~~	156
Section 9.15	Several Obligations	~~158~~	157
Section 9.16	USA PATRIOT Act	~~158~~	157
Section 9.17	Disclosure of Agent Conflicts	~~158~~	157
Section 9.18	Appointment for Perfection	~~158~~	157
Section 9.19	Interest Rate Limitation	~~159~~	157
Section 9.20	Conflicts	~~159~~	157
Section 9.21	Release of Guarantors	~~159~~	157
Section 9.22	Intercreditor Agreement	~~159~~	158
Section 9.23	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~160~~	158
Section 9.24	Acknowledgement Regarding Any Supported QFCs	~~160~~	159

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SCHEDULES:
Schedule 1.01(a)	–	Commitment Schedule
Schedule 1.01(b)		Dutch Auction
Schedule 1.01(c)	–	Material Real Estate Assets
Schedule 3.17	–	Capitalization and Subsidiaries
Schedule 5.15	–	Post-Closing Requirements
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.06	–	Existing Investments
Schedule 6.07(bb)	–	Contemplated Dispositions
Schedule 6.07(dd)	–	Sale and Lease-Back Transactions
Schedule 6.08	–	Transactions with Affiliates
Schedule 9.01	–	Borrower’s Website Address for Electronic Delivery
EXHIBITS:
Exhibit A-1	–	Form of Assignment and Assumption
Exhibit A-2	–	Form of Affiliated Lender Assignment and Assumption
Exhibit B	–	Form of Borrowing Request
Exhibit C	–	Form of Compliance Certificate
Exhibit D	–	Form of Interest Election Request
Exhibit E	–	Form of Perfection Certificate
Exhibit F	–	Form of Perfection Certificate Supplement
Exhibit G-1	–	Form of Promissory Note
Exhibit G-2	–	Form of Delayed Draw Term Note
Exhibit H	–	Form of Intellectual Property Security Agreement
Exhibit I	–	Form of Guaranty Agreement
Exhibit J	–	Form of Security Agreement
Exhibit K-1	–	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K-2	–	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K-3	–	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K-4	–	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit L	–	Form of Solvency Certificate
Exhibit M	–	Form of Intercreditor Agreement

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TERM LOAN AGREEMENT

This TERM LOAN AGREEMENT, dated as of February 27, 2017 (this “Agreement”), by and among DASEKE, INC., a Delaware corporation (“Holdings”), DASEKE COMPANIES, INC., a Delaware corporation (the “Target”), the Lenders (as defined below) from time to time party hereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent and collateral agent for the Lenders (in its capacity as administrative and collateral agent, the “Administrative Agent”).

The parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral Agent” means the collateral agent under any ABL Facility.

“ABL Credit Agreement” means the Fifth Amended and Restated Revolving Credit and Security Agreement, dated as of February 27, 2017, among, inter alios, Holdings, the Borrower, PNC Bank, National Association, as administrative agent, and the lenders from time to time party thereto, as the same may be amended, amended and restated, modified, replaced or refinanced as permitted under the Intercreditor Agreement.

“ABL Facility” means the asset based revolving credit facility governed by the ABL Credit Agreement, as the same may be amended, amended and restated, modified, replaced or refinanced as permitted in accordance with the Intercreditor Agreement.

“ABL Facility Priority Collateral” has the meaning set forth in the Intercreditor Agreement. “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the

Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base

Rate.

“Acceptable Intercreditor Agreement” means the Intercreditor Agreement or another intercreditor agreement that is reasonably satisfactory to the Administrative Agent.

“ACH” means automated clearing house transfers.

“Acquisition” means the Merger and the other transactions contemplated by the Acquisition Agreement.

“Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of December 22, 2016, by and among, inter alios, Holdings, Merger Sub, the Target and certain of the shareholders of the Target, including all annexes, exhibits and schedules thereto (including the disclosure letter in respect thereof), as the same may be amended, supplemented or otherwise modified from time to time, but without giving effect to any amendment, waiver or consent by Holdings or the Merger Sub that is materially adverse to the interests of the Arrangers or the Initial Lenders in their respective capacities as such without the consent of the Arrangers, such consent not to be unreasonably withheld, delayed or conditions.

“Additional Agreement” has the meaning assigned to such term in Article 8.

“Additional Lender” has the meaning assigned to such term in Section 2.19(b).

“Additional Term Lender” mean any Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan.

“Additional Term Loan Commitments” means any term commitment added pursuant to Section 2.19, 2.20 and/or 9.02(c).

“Additional Term Loans” means any term loan added pursuant to Section 2.19, 2.20 and/or 9.02(c)(i).

“Adjusted ~~Eurodollar~~Term SOFR Rate” means, ~~with respect to any Eurodollar Rate Borrowing~~ for any Interest Period, an interest rate per annum ~~(rounded upwards, if necessary, to the next 1/100% of 1%) equal to the greater of (i) the Eurodollar Rate, multiplied by the Statutory Reserve Rate and (ii) 0.75% per annum.~~ equal to (a) the Term SOFR Rate for such Interest Period, plus (b) the Term SOFR Adjustment; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Administrative Questionnaire” has the meaning assigned to such term in Section 2.19(d). “Adverse Proceeding” means any action, suit, order, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the

Borrower or any of its Restricted Subsidiaries), whether at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claim), whether pending or, to the knowledge of the Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting the Borrower or any of its Restricted Subsidiaries or any property of the Borrower or any of its Restricted Subsidiaries.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person. None of the Administrative Agent, the Arrangers, any Lender (other than any Affiliated Lender) or any of their respective Affiliates shall be considered an Affiliate of Holdings or any subsidiary thereof.

“Affiliated Lender” means any Affiliate of Holdings or the Borrower (other than Holdings, the Borrower and any subsidiary of the Borrower).

“Affiliated Lender Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 9.05) and accepted by the Administrative Agent in the form of Exhibit A-2 or any other form approved by the Administrative Agent and the Borrower.

“Affiliated Lender Cap” has the meaning assigned to such term in Section 9.05(g)(iv).

“Agreement” has the meaning assigned to such term in the preamble to this Term Loan

Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the NYFRB Rate in effect on such day plus 0.50%, (b) the Adjusted ~~Eurodollar~~Term SOFR Rate for a ~~one-month~~one month Interest Period ~~beginning on~~as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1.00%, (c) the Prime Rate in effect on such date and (d) 1.75%; provided that~~,~~ for the purpose of this definition, the Adjusted ~~Eurodollar~~Term SOFR Rate for any day shall be based on the ~~Eurodollar Screen Rate (or if the Eurodollar Screen Rate is not available for such one-month Interest Period, the Interpolated Rate)~~Term SOFR Reference Rate at approximately ~~11:00 a.m., London time,~~5:00 a.m. Chicago time on such day (or ~~the immediately preceding Business Day if such day is not a Business Day~~any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted ~~Eurodollar~~Term SOFR Rate, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted ~~Eurodollar~~Term SOFR Rate, as the case may be. If the Alternate Base Rate is being used as an alternate ~~base~~ rate of interest pursuant to Section 2.11 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.11(b)), then the Alternate Base Rate shall be the greater of clauses (a), (c) and (d) above and shall be determined without reference to clause (b) above.

“Amendment No. 3” means the Refinancing Amendment (Amendment No. 3 to Term Loan Agreement) dated as of the Amendment No. 3 Closing Date, among the Borrower, Holdings, the Subsidiaries of the Borrower party thereto, the Lenders party thereto and the Agent.

“Amendment No. 3 Closing Date” has the meaning set forth in Amendment No. 3, and occurred on March 9, 2021.

“Amendment No. 4 Execution Date” means May 2, 2023.

“Applicable Percentage” means, with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Additional Term Loan Commitments of such Term Lender under the applicable Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of all Term Lenders under the applicable Class.

“Applicable Rate” means, for any day, with respect to an Initial Term Loan, a percentage per annum equal to 3.00% for ABR Loans and 4.00% for ~~Eurodollar Rate~~ Term Benchmark Loans.

“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender.

“Arrangers” means, collectively, JPMorgan Chase Bank, N.A. and any other Person designated from time to time as an “Arranger” with the approval of the Borrower.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form approved by the Administrative Agent and the Borrower.

“Available Amount” means, at any time, an amount equal to, without duplication:

(a)
the sum of:

(i)
$50,000,000; plus

(ii)
the Retained Excess Cash Flow Amount; plus

(iii)
the amount of any capital contribution or the proceeds of any issuance of Capital Stock (other than any amounts (x) constituting an Available Excluded Contribution Amount or proceeds of an issuance of Disqualified Capital Stock,

(y) received from the Borrower or any Restricted Subsidiary or (z) otherwise applied to make Restricted Payments or Restricted Debt Payments hereunder) received as cash common equity by the Borrower, from and including the day immediately following the Closing Date; plus

(iv)
the cash proceeds of any Indebtedness or Disqualified Capital Stock, in each case, of the Borrower or any of its Restricted Subsidiaries issued after the Closing Date (other than Indebtedness or such Disqualified Capital Stock issued to the Borrower or any of its Restricted Subsidiaries), which has been converted into or exchanged for Capital Stock of the Borrower or any Parent Company that does not constitute Disqualified Capital Stock, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus

(v)
the net cash proceeds received by the Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 6.06(q)(i) (in an amount not to exceed the original amount of such Investment); plus

(vi)
to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the proceeds received by the Borrower of any of its Restricted Subsidiaries during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans, in each case received in respect of any Investment made after the Closing Date pursuant to Section 6.06(q)(i) (in an amount not to exceed the original amount of such Investment); plus

(vii)
without duplication, (A) the amount of any Investments by the Borrower or any Restricted Subsidiary pursuant to Section 6.06(q)(i) in any Unrestricted Subsidiary (in an amount not to exceed the original amount of such Investment) that has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Borrower or any Restricted Subsidiary and (B) the fair market value (as reasonably determined by the Borrower) of the property or assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed (in an amount not to exceed the original amount of the Investment in such Unrestricted Subsidiary) to the Borrower or any Restricted Subsidiary, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus

(viii)
the amount of any Declined Proceeds; minus

(b)
an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Investments made pursuant to Section 6.06(q)(i), in each case, after the Closing Date and prior to such time, or contemporaneously therewith;

provided that, except with respect to amounts described in clauses (a)(i) and (a)(iii) above, the use of any amounts hereunder shall not be available to the extent that (x) any Event of Default has occurred and is continuing or (y) the Borrower would not be in compliance, on a Pro Forma Basis following the utilization of such amounts, with a Total Leverage Ratio of 4.25:1.00 or lower.

“Available Excluded Contribution Amount” means, at any time, an amount equal to (a) the aggregate amount of Cash or Cash Equivalents received by the Borrower or any of its Restricted Subsidiaries after the Closing Date from:

(1)
contributions in respect of Qualified Capital Stock (other than any amounts received from the Borrower), and

(2)
the sale of Qualified Capital Stock of the Borrower (other than (i) to the Borrower or pursuant to any management equity plan or stock option plan or any other management or employee benefit plan and (ii) any amounts otherwise applied to make Restricted Payments or Restricted Debt Payments hereunder), in each case, designated as an Available Excluded Contribution Amount pursuant to a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent on or promptly after the date the relevant capital contribution is made or the relevant proceeds are received, as the case may be, and which are, for the avoidance of doubt, excluded from the calculation of the Available Amount; minus

(b) an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(B), plus

(ii) Investments made pursuant to Section 6.06(q)(ii), in each case, after the Closing Date and prior to such time or contemporaneously therewith.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11(f).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following bank services provided to any Loan Party: commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services and automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services) employee credit card programs, cash pooling services, dealer incentive, supplier finance or similar programs, current account facilities and arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts.

“Banking Services Obligations” means any and all obligations of any Loan Party, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) (a) under any arrangement that is in effect on the Closing Date between any Loan Party and a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger as of the Closing Date or (b) under any arrangement that is entered into after the Closing Date by any Loan Party with any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger at the time such arrangement is entered into, in each case, in connection with Banking Services, in each case, that have been designated to the Administrative Agent in writing by the Borrower as being Banking Services Obligations for the purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03, Section 9.10 and the Intercreditor Agreement as if it were a Lender.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.). “Bankruptcy Plan” has the meaning set forth in Section 9.05(g)(viii).

“Basket” means any amount, threshold, exception or value (including by reference to the First Lien Leverage Ratio, the Secured Leverage Ratio, the Total Leverage Ratio, or Consolidated Adjusted EBITDA) permitted or prescribed with respect to any Lien, Indebtedness, Disposition, Investment, Restricted Payment, Restricted Debt Payment, transaction, action, judgment or amount under any provision in this Agreement or any other Loan Document.

“Benchmark” means, initially, ~~Eurodollar~~the Term SOFR Rate; provided that if a Benchmark Transition Event, ~~a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its~~and the related Benchmark Replacement Date have occurred with respect to ~~Eurodollar~~Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(b) ~~or Section 2.11(c)~~.

~~“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:~~

~~(a)~~
~~the sum of: (i) Term SOFR and (ii) the related Benchmark Replacement~~

~~Adjustment;~~

~~(b)~~
~~the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment;~~

~~(c)~~
“Benchmark Replacement” means, for any Available Tenor, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment;

~~provided that, in the case of clause (a), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (x) Term SOFR and (y) the related Benchmark Replacement Adjustment, as set forth in clause (a) of this definition (subject to the first proviso above).~~

If the Benchmark Replacement as determined pursuant to ~~clauses (a), (b) or (c)~~the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by ~~(a) for purposes of clauses (a) and (b) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:~~

~~(i)~~
~~the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;~~

~~(ii)~~
~~the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and~~

~~(b)~~
~~for purposes of clause (c) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by~~ the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (ia) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (~~ii~~b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities; at such time.

~~provided that, in the case of clause (a) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.~~

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, “ABR”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)
in the case of clauses (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date ~~of the public~~on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication ~~of information~~ referenced ~~therein~~in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or

~~(c)~~
~~in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.11(c); or~~

~~(d)~~
~~in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders,~~

~~written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clauses (a) or

(b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of the definition thereof has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” means, as to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.

“Board” means the Board of Governors of the Federal Reserve System of the U.S.

“Bona Fide Debt Fund” has the meaning set forth in the definition of “Disqualified Institution”. “Borrower” means Daseke Companies, Inc., a Delaware corporation and any Successor Borrower from time to time party hereto.

“Borrower Materials” has the meaning set forth in Section 5.01.

“Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and, in the case of ~~Eurodollar Rate~~Term Benchmark Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B or such other form that is reasonably acceptable to the Administrative Agent and the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed; provided that ~~when used in connection with a Eurodollar Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollars in the London interbank market.~~in addition to the foregoing, a Business Day shall be in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means any and all shares, interests, participations, preferred equity certificates or other equivalents (however designated) of capital stock of a corporation or limited liability company (if applicable), any and all equivalent ownership interests in a Person (other than a corporation or limited liability company, if applicable), including partnership interests and membership interests, and any and all warrants, profit participation interests, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding, for the avoidance of doubt, any Indebtedness convertible into or exchangeable for any of the foregoing.

“Captive Insurance Subsidiary” means any Restricted Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Restricted Subsidiary thereof).

“Cash” means money, currency or a credit balance in any Deposit Account.

“Cash Equivalents” means, as at any date of determination, (a) securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the U.S. government or

(ii) issued by any agency or instrumentality of the U.S., the obligations of which are backed by the full faith and credit of the U.S., in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) direct obligations issued by any state of the U.S., or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating organization) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank or trust company organized under, or authorized to operate as a bank or trust company under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof and that has capital and surplus of not less than $250,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (e) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (d) above, (ii) net assets of not less than $500,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s; and (f) solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law.

“Cash Equivalents” shall also include (x) investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments described in clauses (a) through (f) and in this paragraph.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holdco” means any Domestic Subsidiary that has no material assets (held directly or indirectly) other than the Capital Stock or Indebtedness of one or more CFCs or CFC Holdcos.

“Change in Law” means (a) the adoption or taking effect of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.12, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or U.S. regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the earliest to occur of:

(a)
the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, but excluding any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor), other than one or more Permitted Holders, of Capital Stock representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting stock of Holdings and (y) the percentage of the total voting power of all the outstanding voting stock of Holdings owned, directly or indirectly, by the Permitted Holders;

(b)
occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not directors of the Holdings on the date of this Agreement, or nominated or appointed by the board of directors of the Holdings; or

(c)
the Borrower ceasing to be a direct or indirect Wholly-Owned Subsidiary of

Holdings.

“Charge” means any loss (as defined under GAAP), charge, fee, expense, cost, accrual or reserve of any kind.

“Charged Amounts” has the meaning assigned to such term in Section 9.19.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.19, 2.20 and/or 9.02(c) (b) any Commitment, refers to whether such Commitment is an Initial Term Commitment, an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.19, 2.20 and/or 9.02(c), and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.

“Closing Date” means February 27, 2017.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any and all property of any Loan Party subject to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject to a Lien pursuant to any Collateral Document to secure the Secured Obligations.

“Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document and (y) the time periods (and extensions thereof) set forth in Section 5.12, the requirement that:

(a)
the Administrative Agent shall have received in the case of any Restricted Subsidiary that is required to become a Loan Party after the Closing Date (including by ceasing to be an Excluded Subsidiary):

(i)
(A) a joinder to the Loan Guaranty in substantially the form attached as an exhibit thereto, (B) a supplement to the Security Agreement in substantially the form attached as an exhibit thereto, (C) if the respective Restricted Subsidiary required to comply with the requirements set forth in this definition pursuant to Section 5.12 owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement in substantially the form attached as Exhibit H hereto, (D) a completed Perfection Certificate, (E) Uniform Commercial Code financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request and (F) an executed joinder to the Intercreditor Agreement in substantially the form attached as an exhibit thereto;

(ii)
each item of Collateral that such Restricted Subsidiary is required to deliver under Section 4.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the time periods set forth in Section 5.12(a));

(b)
the Administrative Agent shall have received with respect to any Material Real Estate Asset (other than any Excluded Real Property), a Mortgage and any necessary UCC fixture filing in respect thereof, in each case together with, to the extent customary and appropriate (as reasonably determined by the Administrative Agent and the Borrower):

(i)
evidence that (A) counterparts of such Mortgage have been duly executed, acknowledged and delivered and such Mortgage and any corresponding UCC or equivalent fixture filing are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary in order to create a valid and subsisting Lien on such Material Real Estate Asset in favor of the Administrative Agent for the benefit of the Secured Parties, (B) such Mortgage and any corresponding UCC or equivalent fixture filings have been duly recorded or filed, as applicable, and (C) all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii)
a customary legal opinion of local counsel for the relevant Loan Party in the jurisdiction in which such Material Real Estate Asset is located as the Administrative Agent may reasonably request;

(iii)
environmental assessments as the Administrative Agent may reasonably request in form and scope reasonably satisfactory to the Administrative Agent;

(iv)
a “Life-of-Loan” flood certification and any required borrower notices under Regulation H (together with evidence of federal flood insurance for any such Flood Hazard Property located in a flood hazard area in form and scope reasonably satisfactory to the Administrative Agent); and

(v)
a survey and an appraisal (if required under the Financial Institutions Reform Recovery and Enforcement Act of 1989, as amended, as determined by the Administrative Agent in its reasonable discretion); provided that the Administrative Agent may in its reasonable discretion accept any such survey or appraisal so long as such existing survey is sufficient to confirm the legal description of such Material Real Estate Asset and such existing appraisal satisfies any applicable legal requirements.

“Collateral Documents” means, collectively, (i) the Security Agreement, (ii) each Mortgage,

(iii) each Intellectual Property Security Agreement, (iv) any supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”, (v) the Perfection Certificate and any Perfection Certificate Supplement and (vi) each of the other instruments and documents pursuant to which any Loan Party grants a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment, Delayed Draw Term Commitment and Additional Term Loan Commitment, as applicable, in effect as of such time.

“Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Company Competitor” means any competitor of the Borrower and/or any of its subsidiaries and/or the Target and/or any of its subsidiaries.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C. “Confidential Information” has the meaning assigned to such term in Section 9.13.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, as to any Person on a consolidated basis for any period, the sum of:

(a)
Consolidated Net Income for such period; plus

(b)
the sum, without duplication, of (to the extent deducted (and not added back) in calculating Consolidated Net Income, other than in respect of clauses (ix), (xv) and (xvi) below) the amounts of:

(i)
Taxes paid and any provision for Taxes, including income, capital, state, franchise and similar Taxes, property Taxes and foreign withholding Taxes (including (i) penalties and interest related to any such Tax or arising from any Tax examination and (ii) pursuant to any Tax sharing arrangement, in each case as permitted by Section 6.04(a)(i)(A) or Section 6.04(a)(i)(B)) of such Person paid or accrued during such period;

(ii)
consolidated interest expense whether paid or accrued and whether or not capitalized in respect of such period (including (A) fees and expenses paid or payable to the Administrative Agent in connection with its services hereunder (and to each agent under any ABL Facility in connection with its services thereunder), (B) amortization of debt issuance cost and/or original issue discount resulting from the issuance of Indebtedness at less than par and other bank, administrative agency (or trustee) and financing fees, (C) the interest component of Capital Lease obligations, (D) costs of surety bonds in connection with financing activities, (E) commissions, discounts and other fees and charges owed with respect to letters of credit, bank guarantees, bankers’ acceptances, ancillary facilities or any similar facilities or financing and hedging agreements and (F) any interest cost or expected return on any plan assets related to any post-employment benefit scheme or any other pension-related items and any curtailments or settlements related thereto);

(iii)
(A) depreciation, amortization (including, without limitation, amortization of goodwill, software and other intangible assets), (B) any impairment Charge (including any non-cash Charge related to the impairment of goodwill and other assets) and (C) any asset write-off and/or write-down (other than write-offs or write-downs of inventory and accounts receivable in the ordinary course of business);

(iv)
(A) Transaction Costs (including costs in connection with payments related to the rollover, acceleration or payout of equity interest and stock options held by management and members of the board of the Target and its subsidiaries), (B) Charges incurred (1) in connection with the consummation of any transaction (or any transaction proposed and not consummated), not prohibited by this Agreement, including any issuance or offering of Capital Stock any Investment, any Disposition, any recapitalization, any merger, consolidation or amalgamation, any option buyout or any incurrence, repayment, refinancing, amendment or modification of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or similar transaction and/or (2) in connection with any Qualifying Offering (whether or not consummated) and (C) the amount of any Charge that is actually reimbursed or reimbursable by one or more third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that in respect of any Charge that is added back in reliance on clause (C) above, the relevant Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four Fiscal Quarters (it being understood that to the extent any reimbursement amount is not actually received within such Fiscal Quarters, such reimbursement amount shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters);

(v)
any Charge attributable to the undertaking and/or implementation of cost savings, operating expense reductions and/or synergies (including, without limitation, in connection with any integration or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any facility opening and/or pre-opening, any inventory optimization program and/or any curtailment), any business optimization Charge, any restructuring Charge (including any Charge relating to any Tax restructuring), any Charge relating to the closure or consolidation of any facility (including but not limited to severance, rent termination costs, moving costs and legal costs), any systems implementation Charge, any Charge relating to entry into a new market, any Charge relating to any strategic initiative, any consulting Charge, any signing Charge, any retention or completion bonus, any expansion and/or relocation Charge, any Charge associated with any modification to any pension and post-retirement employee benefit plan, any Charge associated with new systems design, any implementation Charge and/or any project startup Charge; provided, that the aggregate amount of all such Charges under this clause (v) and the amounts under clause

(ix) below that are included in Consolidated Adjusted EBITDA in any four consecutive Fiscal

Quarter period shall not exceed 25% of Consolidated Adjusted EBITDA for such period (in each case, calculated before giving effect to any such add-backs);

(vi)
other add-backs and adjustments reflected in the model delivered to the Arrangers on November 16, 2016;

(vii)
the amount of any Charge or deduction associated with any subsidiary of such Person attributable to non-controlling interests or minority interests of third parties;

(viii)
the amount of any loss from (i) extraordinary items and

(ii) non-recurring (including non-recurring credit expense) or unusual items (including costs of, and payments of, (x) litigation expenses, actual or prospective legal settlements, fines, judgments or orders, (y) recruitment and hiring bonuses and legal fees and Taxes related to issuances of significant options and (z) corporate reorganizations);

(ix)
the amount of any expected cost savings, operating expense reductions and synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable and factually supportable (in the good faith determination of such Person, as certified by a Responsible Officer of such Person) related to (A) the Transactions and (B) after the Closing Date, any permitted Investment, Disposition, operating improvement, restructuring, cost savings initiative, any similar initiative and/or specified transaction (any such operating improvement, restructuring, cost savings initiative or similar initiative or specified transaction, a “Cost Saving Initiative”); (I) such cost savings, operating expense reductions and synergies are reasonably expected to be realized within 18 months of the event giving rise thereto and (II) the aggregate amount of all such add-backs under this clause (ix) and clause (v) above, that are included in Consolidated Adjusted EBITDA in any four consecutive Fiscal Quarter period shall not exceed 25% of Consolidated Adjusted EBITDA for such period (in each case, calculated before giving effect to any such add-backs);

(x)
(A) any Charge incurred as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan or any other management or employee benefit plan or agreement, any pension plan (including any post-employment benefit scheme which has been agreed to with the relevant pension trustee), any stock subscription or shareholder agreement, any employee benefit trust, any employee benefit scheme or any similar equity plan or agreement, (B) any Charges in connection with the rollover (including any deferred compensation agreement), acceleration or payout (including in the form of dividends or distributions) of Capital Stock held by management and members of the board of directors of any Parent Company, Holdings, Borrower and/or any of its subsidiaries, in each case, to the extent that (in the case of any Cash Charges) such Charges, are funded with net Cash proceeds contributed to the Subject Person as a capital contribution or as a result of the sale or issuance of Capital Stock (other than Disqualified Capital Stock) of the Subject Person and (C) the amount of travel expenses, payroll taxes, indemnification payments, director’s fees and any other Charges incurred in connection with, or amounts payable to, any director of the board of Holdings or its parent entities in connection with such director serving as a member of such board of directors and performing his or her duties in respect thereof;

(xi)
any earn-out obligation incurred or accrued in connection with the Acquisition, any acquisition and/or other Investment permitted pursuant to Section 6.06 and paid or accrued during such period and on similar acquisitions and Investments completed prior to the Closing Date;

(xii)
Public Company Costs;

(xiii)
any non-cash Charge (provided that to the extent that any such non-cash Charge represents an accrual or reserve for any potential cash item in any future period, (A) such Person may elect not to add back such non-cash Charge in the current period or (B) to the extent such Person elects to add back such non-cash Charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated Adjusted EBITDA to such extent);

(xiv)
the amount of any Charge in connection with a single or one-time event, including, in connection with (A) the Acquisition, any acquisition or similar Investment permitted hereunder after the Closing Date (including without limitation, legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other Investments made prior to the Closing Date), (B) the consolidation, closing or reconfiguration of any facility during such period and (C) one-time consulting costs;

(xv)
to the extent not otherwise included in Consolidated Net Income, proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not received so long as such Person in good faith expects to receive the same within the next four Fiscal Quarters (it being understood that to the extent not actually received within such Fiscal Quarters, such proceeds shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters)); and

(xvi)
Cash actually received (or any netting arrangements resulting in reduced Cash expenditures) during such period, and not included in Consolidated Net Income, to the extent that the non-Cash gain relating to such Cash receipt or netting arrangement was deducted in the calculation of Consolidated Adjusted EBITDA pursuant to clause (c)(i) below for any previous period and not added back; minus

(c)
to the extent such amounts increase Consolidated Net Income:

(i)
non-Cash gains or income; provided that if any non-Cash gain or income relates to potential Cash items in any future period, such Person may determine not to deduct such non-Cash gain or income in the current period;

(ii)
the amount added back to Consolidated Adjusted EBITDA pursuant to clause (b)(iv)(C) above (as described in such clause) to the extent such reimbursement amounts were not received within the time period required by such clause;

(iii)
the amount added back to Consolidated Adjusted EBITDA pursuant to clause (b)(xv) above (as described in such clause) to the extent such business interruption insurance proceeds were not received within the time period required by such clause;

(iv)
to the extent that such Person added back the amount of any non-Cash charge to Consolidated Adjusted EBITDA pursuant to clause (b)(xiii) above in respect of any previous period, the subsequent cash payment in respect thereof;

(v)
the amount of any gain from (i) extraordinary items and

(ii) non-recurring (including non-recurring credit expense) or unusual items (including costs of, and payments of, (x) litigation expenses, actual or prospective legal settlements, fines, judgments or orders, (y) recruitment and hiring bonuses and legal fees and Taxes related to issuances of significant options and (z) corporate reorganizations); and

(vi)
the amount of any gain in connection with a single or one-time event.

Notwithstanding anything to the contrary, it is agreed, that for the purpose of calculating the Total Leverage Ratio, the First Lien Leverage Ratio and the Secured Leverage Ratio for any period that includes the Fiscal Quarters ended on or about March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, (i) Consolidated Adjusted EBITDA for the Fiscal Quarter ended on or about March 31, 2016 shall be deemed to be $22,200,000, (ii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended on or about June 30, 2016 shall be deemed to be $25,000,000, (iii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended on or about September 30, 2016 shall be deemed to be

$24,800,000, and (iv) Consolidated Adjusted EBITDA for the Fiscal Quarter ended on or about December 31, 2016 shall be deemed to be $16,600,000, in each case, as adjusted on a Pro Forma Basis, as applicable.

Unless otherwise stated or context clearly dictates otherwise, references to Consolidated Adjusted EBITDA shall refer to the Consolidated Adjusted EBITDA of the Borrower and its Restricted Subsidiaries.

“Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset of such Person or its Restricted Subsidiaries that is not, by its terms, contractually subordinated to the Lien securing the Obligations (and including, for the avoidance of doubt, Consolidated Total Debt under any ABL Facility).

“Consolidated Net Income” means, as to any Person (the “Subject Person”) for any period, the net income (or loss) of the Subject Person on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded, without duplication,

(a)
the cumulative effect of any change in accounting principles during such period,

(b)
any net gains or Charges with respect to (i) disposed, abandoned, closed and discontinued property or operation (other than, at the option of the Borrower, any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof) and any accretion or accrual of discounted liabilities and on the disposal of disposed, abandoned, and discontinued operations, (ii) any disposal, abandonment, divestiture and/or discontinuation of any asset, property or operation and/or (iii) any facilities, plants or distribution centers that have been closed during such period,

(c)
gains, income, losses, expenses or charges (less all fees and expenses chargeable thereto) attributable to any sales or dispositions of Capital Stock or assets (including asset retirement costs) or returned surplus assets of any employee benefit plan outside of the ordinary course of business,

(d)
(i) the income of any Person (other than a subsidiary of the Subject Person) in which any other Person (other than the Subject Person or any of its subsidiaries) has a joint interest, except to the extent of the amount of dividends or distributions or other payments (including any ordinary course dividend, distribution or other payment) paid in Cash (or to the extent converted into Cash) to the Subject Person or any of its subsidiaries by such Person during such period and (ii) the loss of any Person (other than a subsidiary of the Subject Person) in which any other Person (other than the Subject Person or any of its subsidiaries) has a joint interest, other than to the extent that the Subject Person or any of its subsidiaries has contributed Cash or Cash Equivalents to such person in respect of such loss during such period,

(e)
effects of adjustments (including the effects of such adjustments pushed down to the Subject Person and its Restricted Subsidiaries) in the Subject Person’s consolidated financial statements pursuant to GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue, deferred rent and debt line items thereof) resulting from the application of recapitalization accounting or acquisition accounting, as the case may be, in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof,

(f)
any net income or loss (less all fees and expenses or charges related thereto) attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreements),

(g)
any (i) write-off or amortization made in such period of deferred financing costs and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness, (ii) good will or other asset impairment charges, write-offs or write-downs or (iii) amortization of intangible assets,

(h)
any non-cash compensation charge, cost, expense, accrual or reserve, including any such charge, cost, expense, accrual or reserve arising from the grant of stock appreciation or similar rights, stock options, restricted stock or other equity incentive programs, and any Cash charges associated with the rollover, acceleration or payment of management equity in connection with the Transactions,

(i)
any fees, commissions and expenses incurred during such period, or any amortization or write-off thereof for such period in connection with any Investment, Disposition, incurrence or repayment of Indebtedness, issuance of Capital Stock, refinancing transaction or amendment or modification of any Indebtedness (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction,

(j)
accruals and reserves that are established or adjusted within 12 months after (i) the Closing Date that are so required to be established or adjusted as a result of the Transactions and (ii) the date of any Permitted Acquisition or other similar Investment permitted pursuant to Section 6.06, in each case, in accordance with GAAP or as a result of the adoption or modification of accounting policies,

(k)
any realized or unrealized foreign currency exchange gain or loss (including any currency re-measurement of Indebtedness, any net gain or loss resulting from Hedge Agreements for currency exchange risk associated with the foregoing or any other currency related risk and any gain or loss resulting from intercompany Indebtedness),

(l)
any unrealized gain or loss in respect of the fair market value of (x) any obligation under any Hedge Agreement as determined in accordance with GAAP and/or

(y) any other derivative instrument pursuant to, in the case of this clause (y), FASB ASC No. 815 – Derivatives and Hedging,

(m)
solely for the purpose of determining the Available Amount, the net income for such period of any subsidiary (other than any Subsidiary Guarantor), to the extent the declaration or payment of dividends or similar distributions by that subsidiary of its net income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Subject Person or a subsidiary thereof in respect of such period, to the extent not already included therein, and

(n)
solely for purposes of calculating Excess Cash Flow, the income or loss of any Person accrued prior to the date on which such Person becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any Restricted Subsidiary of such Person or the date that such other Person’s assets are acquired by such Person or any Restricted Subsidiary of such Person.

Unless otherwise stated or context clearly dictates otherwise, references to Consolidated Net Income shall refer to the Consolidated Net Income of the Borrower and its Restricted Subsidiaries.

“Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of such Person or its Restricted Subsidiaries.

“Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date.

“Consolidated Total Debt” means, as to any Person at any date of determination, the aggregate principal amount of all (a) debt for borrowed money, (b) Capital Leases and (c) Purchase Money Indebtedness of such Person and its Restricted Subsidiaries on a consolidated basis; provided that “Consolidated Total Debt” shall be calculated (x) net of the Unrestricted Cash Amount and (y) excluding any obligation, liability or indebtedness of such Person if, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or indebtedness, and thereafter such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not included in the calculation of the Unrestricted Cash Amount.

“Consolidated Working Capital” means, as at any date of determination, the excess of Current Assets over Current Liabilities.

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period; provided that there shall be excluded (a) the effect of reclassification during such period between current assets and long term assets and current liabilities and long term liabilities (with a corresponding restatement of the prior period to give effect to such reclassification), (b) the effect of any Disposition or acquisition of any Person, facility or business line, unit or division by such Person during such period,

(c) the effect of any fluctuations in the amount of accrued and contingent obligations under any Hedge Agreement, and (d) the application of acquisition or recapitalization accounting.

“Contract Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow”.

“Contractual Obligation” means, as applied to any Person, any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright” means any and all (a) copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations and copyright applications, (b) all renewals of any of the foregoing, (c) income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing, (d) rights to sue for past, present and future infringement of any of the foregoing, and (e) rights corresponding to any of the foregoing throughout the world.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Cost Saving Initiative” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to such term in in Section 9.24.

“Current Assets” means, at any date, all assets of the Borrower and its Restricted Subsidiaries which under GAAP would be classified as current assets (excluding any (a) Cash and Cash Equivalents, (b) the current portion of current and deferred Taxes, (c) permitted loans made to third parties, (d) assets held for sale, (e) pension assets, (f) deferred bank fees, (g) derivative financial instruments and (h) insurance claims).

“Current Liabilities” means, at any time, the consolidated current liabilities of the Borrower and its Restricted Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) the current portion of interest expense, (c) the current portion of any Capital Lease, (d) the current portion of current and deferred Taxes based on income, profit or capital, (e) liabilities in respect of unpaid earn-outs, (f) the current portion of any other long-term liabilities, (g) accruals relating to restructuring reserves or other exceptional items, (h) liabilities in respect of funds of third parties on deposit with the Borrower or any of its Restricted Subsidiaries, (i) any liabilities recorded in connection with stock-based awards, partnership interest-based awards, awards of profits interests, deferred compensation awards and similar incentive based compensation awards or arrangements and liabilities related to any post-employment benefit schemes and (j) liabilities related to Restricted Payments declared but not yet paid.

~~“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.~~

“Debtor Relief Laws” means the Bankruptcy Code of the U.S., and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning assigned to such term in Section 2.08(b)(v).

“Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default.

“Defaulting Lender” means any Lender that has (a) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority, (b) become (or any parent company thereof has become) the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Lender subject to this clause (b), the Borrower and the Administrative Agent have each determined that such Lender intends, and has all approvals required to enable it (in form and substance satisfactory to each of the Borrower and the Administrative Agent), to continue to perform its obligations as a Lender hereunder; provided that no Lender shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Lender or its parent by any Governmental Authority or (c) become the subject of a Bail-In Action; provided that such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Lender is a party.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Delayed Draw Term Borrowing” means a borrowing consisting of simultaneous Delayed Draw Term Loans of the same Class and Type made, converted or continued on the same date and, in the case of ~~Eurodollar Rate~~Term Benchmark Loans, having the same Interest Period made by each of the Delayed Draw Term Lenders pursuant to Section 2.01(b).

“Delayed Draw Term Commitment” means, with respect to each Delayed Draw Term Lender, the commitment of such Delayed Draw Term Lender to make Delayed Draw Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Delayed Draw Term Lender’s name on the Commitment Schedule under “Delayed Draw Term Commitment” (or any similar term at any time of determination), as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to Section 9.05. The aggregate amount of the Delayed Draw Term Lenders’ Delayed Draw Term Commitment on the Amendment No. 3 Closing Date is $0.

“Delayed Draw Term Commitment Fee” has the meaning specified in Section 2.09(a).

“Delayed Draw Term Commitment Fee Percentage” means a percentage per annum equal to: (a) from the Closing Date until the date that is thirty (30) days after the Closing Date, 0.00% per annum; (b) from the date that is thirty-one (31) days after the Closing Date until the date that is sixty (60) days after the Closing Date, 2.75% per annum and (c) thereafter, 6.50% per annum.

“Delayed Draw Term Commitment Termination Date” means February 27, 2018.

“Delayed Draw Term Lender” means any Lender with a Delayed Draw Term Commitment or an outstanding Delayed Draw Term Loan.

“Delayed Draw Term Loan” means term loans made by the Delayed Draw Lenders to the Borrower pursuant to Section 2.01(b).

“Delayed Draw Term Note” means a promissory note of the Borrower payable to any Delayed Draw Term Lender, in substantially the form of Exhibit G-2 hereto, evidencing the indebtedness of the Borrower to such Delayed Draw Term Lender resulting from the Delayed Draw Term Loans made or held by such Delayed Draw Term Lender.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of Holdings or its subsidiaries shall be a Derivative Transaction.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-Cash consideration received by the Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash

Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents).

“Disposition” or “Dispose” means the sale, lease, sublease, or other disposition of any property of any Person, including by means of a Division.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued,

(c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, or (d) provides for the scheduled payments of (but not accrual of) dividends required to be paid in Cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock); provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control, Qualifying Offering or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock, if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the Termination Date.

Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of Holdings, the Borrower or any Restricted Subsidiary (or any Parent Company or any subsidiary), such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock solely because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“Disqualified Institution” means:

(a)
(i) any Person identified to the Administrative Agent on or prior to the Amendment No. 3 Closing Date, and (ii) any other Affiliate of any Person described in clause

(a)(i) above reasonably identifiable as such based solely on its name (other than any Bona Fide Debt Fund) (each such person, a “Disqualified Lending Institution”); and/or

(b)
(i) any Company Competitor and/or any Affiliate of any Company Competitor, in each case identified to the Administrative Agent on or prior to the Amendment No. 3 Closing Date, (ii) any Affiliate of any Person described in clauses (b)(i) and/or (b)(ii) above reasonably identifiable as such based solely on its name (other than any Bona Fide Debt Fund) and (iii) any other Affiliate of any Person described in clauses (i) and/or (ii) above that is (A) identifiable based solely on the name of such Affiliate or (B) identified by a written notice to the Administrative Agent after the Amendment No. 3 Closing Date (it being understood and agreed that no Bona Fide Debt Fund may be designated as a Disqualified Institution pursuant to this clause (b)(iii))

It being understood and agreed that no written notice delivered pursuant to clauses (a)(i)¸ (b)(i) or (b)(iii) above shall apply retroactively to disqualify any person that has previously acquired an assignment or participation interest in the Loans. For the purposes of the foregoing “Bona Fide Debt Fund” means a debt fund, investment vehicle, regulated bank entity or a regulated lending entity that is engaged in making, purchasing, holding, or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of business.

“Disqualified Lending Institution” has the meaning assigned to such term in the definition of “Disqualified Institution”.

“Dividing Person” has the meaning assigned to such term in the definition of “Division”. “Division” means the division of the assets, liabilities and/or obligations of a Person (the“Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means any Restricted Subsidiary incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia.

“Dutch Auction” has the meaning assigned to such term on Schedule 1.01(b).

~~“Early Opt-in Election” means, if the then-current Benchmark is Eurodollar Rate, the occurrence~~

~~of:~~

~~(a)~~
~~a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other~~

~~rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and~~

~~(b)~~
~~the joint election by the Administrative Agent and the Borrower to trigger a fallback from Eurodollar Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.~~

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Borrower in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any arrangement, commitment, structuring, underwriting and/or amendment fees (regardless of whether any such fees are paid to or shared in whole or in part with any lender) and (ii) any other fee that is not payable to all relevant lenders generally; provided, however, that (A) to the extent that the ~~Eurodollar~~Term SOFR Rate or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the loans in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that the ~~Eurodollar~~Term SOFR Rate (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield.

“Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender and (e) to the extent permitted under Section 9.05(g), any Affiliated Lender; provided that in any event, “Eligible Assignee” shall not include (i) any natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, (ii) any Disqualified Institution or (iii) except as permitted under Section 9.05(g), the Borrower or any of its Affiliates.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law or actual or alleged Environmental Liability; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” means any and all applicable Requirements of Law and Governmental Authorizations relating to (a) environmental matters, including those relating to pollution or protection of the environment or to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to hazardous or toxic wastes or materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from, based upon or relating to (a) any Environmental Law, (b) any Hazardous Material Activities, (c) exposure to any Hazardous Materials, or (d) any contract pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Contribution” means the cash contributions to Holdings in exchange for common equity, qualified preferred equity or other equity of Holdings, which, when combined (i) with cash proceeds of the initial public offering of Holdings that are released to Holdings from its trust account on or about the Closing Date, will be at least $85 million in the aggregate (determined on a gross basis) and (ii) with equity of the Target’s and Holdings’ existing equity holders and/or members of management prior to the Closing Date that will be retained, rolled over or converted, if any, will constitute an aggregate amount not less than 50%, of the sum of the total consolidated pro forma debt and equity of Holdings on the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. For the avoidance of doubt, when any provision of this Agreement relates to a past event or period of time, the term “ERISA Affiliate” includes any person who was, as to the time of such past event or period of time, an “ERISA Affiliate” within the meaning of the preceding sentence.

“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30-day notice period has been waived); (b) the failure to meet the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code); (c) the occurrence of a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to which the Borrower or any of its Restricted Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 3(14) of ERISA); (d) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) or Section 302 of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (e) the withdrawal by the Borrower or any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower or any of its Restricted

Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (f) the institution by the PBGC of proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (g) the imposition of liability on the Borrower or any of its Restricted Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (h) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of the Borrower or any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Multiemployer Plan if there is any potential liability therefor under Title IV of ERISA, or the receipt by the Borrower or any of its Restricted Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is “insolvent” (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (i) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan; (j) any Foreign Benefit Event; or (k) any other event or condition with respect to a Pension Plan or Multiemployer Plan that could result in liability of the Borrower or any of its Restricted Subsidiaries.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

~~“Eurodollar Rate” means, with respect to any Eurodollar Rate Loan for any Interest Period, the Eurodollar Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Eurodollar Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the Eurodollar Rate shall be the Interpolated Rate. Notwithstanding the above, to the extent that “Eurodollar Rate” or “Adjusted Eurodollar Rate” is used in connection with an ABR Loan, such rate shall be determined as modified by the definition of Alternate Base Rate.~~

~~“Eurodollar Screen Rate” means, for any day and time, with respect to any Eurodollar Rate Loan for any Interest Period, the London interbank offered rate as administered by the IBA (or any other Person that takes over the administration of such rate for dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the Eurodollar Screen Rate shall be less than 0.75%, such rate shall be deemed to be 0.75% for the purposes of this Agreement.~~

“Event of Default” has the meaning assigned to such term in Article 7.

“Excess Cash Flow” means, for any Test Period ending on the last day of any Fiscal Year commencing with the Fiscal Year ending December 31, 2018, an amount (if positive) equal to:

(a)
the sum, without duplication, of the amounts for such period of the following:

(i)
Consolidated Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such period without giving effect to clause (b)(ix) of the definition thereof, plus

(ii)
the Consolidated Working Capital Adjustment for such period, plus

(iii)
cash gains of the type described in clauses (a), (c), (d), and (l) of the definition of “Consolidated Net Income”, to the extent not otherwise included in calculating Consolidated Adjusted EBITDA (except to the extent such gains consist of proceeds utilized in calculating Net Proceeds or Net Insurance/Condemnation Proceeds subject to Sections 2.08(b)(ii) and (iii)), plus

(iv)
to the extent not otherwise included in the calculation of Consolidated Adjusted EBITDA for such period, cash payments received by the Borrower or any of its Restricted Subsidiaries with respect to amounts deducted from Excess Cash Flow in a prior period pursuant to clause (b)(vii) below, minus

(b)
the sum, without duplication, of the amounts for such period of the following:

(i)
(x) the aggregate amount of all principal payments of Indebtedness (including the Term Loans) of the Borrower and its Restricted Subsidiaries made during such period (other than any voluntary prepayments described under clause (B) of Section 2.08(b)(i)), and (y) except to the extent deducted pursuant to Section 2.08(b)(i)(B)(2), the amount of any reduction in the outstanding principal amount of the Term Loans resulting from assignments to Holdings, the Borrower or its subsidiaries pursuant to Section 9.05(g), in each case under this clause (y), in an amount equal to the lesser of the actual amount of Cash paid by Holdings, the Borrower or its subsidiaries in connection with such assignments and the applicable reduction (except, in each case, to the extent financed with Indebtedness), plus

(ii)
without duplication of amounts deducted from Excess Cash Flow pursuant to this clause (ii) or clause (ix) below in respect of a prior period, all Cash payments in respect of capital expenditures as would be reported in Holdings’ consolidated statement of cash flows made during such period and, at the option of the Borrower, any Cash payments in respect of any such capital expenditures made after such period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with Indebtedness), plus

(iii)
consolidated interest expense added back pursuant to clause (b)(ii) of the definition of “Consolidated Adjusted EBITDA” to the extent paid in Cash, plus

(iv)
Taxes paid and any provision for Taxes, including income, capital, state, franchise and similar Taxes, property Taxes and foreign withholding Taxes (including

(i) penalties and interest related to any such Tax or arising from any Tax examination and (ii) pursuant to any Tax sharing arrangement, in each case permitted by Section 6.04(a)(i)) of such Person paid or accrued during such period, to the extent payable in Cash with respect to such period, plus

(v)
without duplication of amounts deducted from Excess Cash Flow pursuant to this clause (v) or clause (ix) below in respect of a prior period, Cash payments made during such period in respect of Permitted Acquisitions and other Investments (including Investments in joint ventures) permitted by Section 6.06 or otherwise consented to by the Required Lenders (other than Investments in (x) Cash and Cash Equivalents and (y) the Borrower or any of its Restricted Subsidiaries), and, at the option of the Borrower, any Cash payments in respect of Permitted Acquisitions and other Investments (including Investments in joint ventures) permitted by Section 6.06 or otherwise consented to by the Required Lenders (other than Investments in (x) Cash and Cash Equivalents and

(y) the Borrower or any of its Restricted Subsidiaries) made after such period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with Indebtedness), plus

(vi)
the aggregate amount of all Restricted Payments made under Sections 6.04(a)(i), (ii) and (iv) or otherwise consented to by the Required Lenders in each case to the extent actually paid in Cash during such period, and, at the option of the Borrower, made after such period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with Indebtedness), plus

(vii)
amounts added back under clauses (b)(iv)(C) or (b)(xvi) of the definition of “Consolidated Adjusted EBITDA” to the extent such amounts have not yet been received by the Borrower or its Restricted Subsidiaries in Cash, plus

(viii)
an amount equal to all expenses, charges and losses either (A) excluded in calculating Consolidated Net Income or (B) added back in calculating Consolidated Adjusted EBITDA, in each case, to the extent paid or payable in Cash, plus

(ix)
without duplication of amounts deducted from Excess Cash Flow in respect of a prior period, at the option of the Borrower, the aggregate consideration required to be paid in Cash by the Borrower or its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to capital expenditures, acquisitions or Investments permitted by Section 6.06 or otherwise consented to by the Required Lenders (other than Investments in (x) Cash and Cash Equivalents and (y) the Borrower or any of its Restricted Subsidiaries) to be consummated or made during the period of four consecutive Fiscal Quarters of the Borrower following the end of such period (except, in each case, to the extent financed with Indebtedness); provided that to the extent the aggregate amount actually utilized to finance such capital expenditures, acquisitions or Investments during such subsequent period of four consecutive Fiscal Quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent period of four consecutive Fiscal Quarters, plus

(x)
to the extent not expensed (or exceeding the amount expensed) during such period or not deducted (or exceeding the amount deducted) in calculating Consolidated Net Income, the aggregate amount of expenditures, fees, costs and expenses paid in Cash by the Borrower and its Restricted Subsidiaries during such period, other than to the extent financed with Indebtedness, plus

(xi)
Cash payments (other than in respect of Taxes, which are governed by clause (iv) above) made during such period for any liability the accrual of which in a prior period did not reduce Consolidated Adjusted EBITDA and therefore increased Excess Cash Flow in such prior period (provided there was no other deduction to Consolidated Adjusted EBITDA or Excess Cash Flow related to such payment), except to the extent financed with Indebtedness, plus

(xii)
Cash expenditures in respect of any Hedge Agreement during such period to the extent (A) not otherwise deducted in the calculation of Consolidated Net

Income or Consolidated Adjusted EBITDA and (B) not financed with Indebtedness, plus

(xiii)
Cash payments made by the Borrower or its Restricted Subsidiaries during such period in respect of long-term liabilities, including for purposes of clarity, the current portion of any such liabilities (other than Indebtedness) of the Borrower or its Restricted Subsidiaries, except to the extent such cash payments were (A) deducted in the calculation of Consolidated Net Income or Consolidated Adjusted EBITDA for such period or (B) financed with Indebtedness.

“Excess Cash Flow Period” means (i) the period commencing on the Closing Date and ending on the last day of the Fiscal Year ending on or about December 31, 2018 and (ii) each Fiscal Year thereafter.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

“Excluded Assets” means each of the following:

(a)
any asset the grant or perfection of a security interest in which would (i) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement, (ii) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement or (iii) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any contract described in this clause (a) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right,

(b)
the Capital Stock of any (i) Captive Insurance Subsidiary, (ii) Unrestricted Subsidiary, (iii) not-for-profit subsidiary, (iv) Excluded Subsidiary qualifying as such pursuant to clause (i) in the definition thereof or (v) special purpose entity used for any securitization facility,

(c)
any intent-to-use (or similar) Trademark application prior to the filing and acceptance of a “Statement of Use”, “Amendment to Allege Use” or similar filing with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark application under applicable law,

(d)
any asset, the grant or perfection of a security interest in which would (i) require any governmental consent, approval, license or authorization that has not been obtained, (ii) be prohibited by enforceable anti-assignment provisions of applicable Requirements of Law, except, in the case of this clause (ii), to the extent such requirement or prohibition would be rendered ineffective under the UCC or other applicable Requirements of Law notwithstanding such requirement or prohibition or (iii) result in material adverse tax consequences to any Loan Party as reasonably determined by the Borrower and specified in a written notice to the Administrative Agent,

(e)
(i) any leasehold Real Estate Asset and (ii) any Excluded Real Property,

(f)
any interest in any partnership, joint venture or non-Wholly-Owned Subsidiary which cannot be pledged without (i) the consent of one or more third parties other than Holdings, the Borrower or any of its Restricted Subsidiaries (after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Requirement of Law) or (ii) giving rise to a “right of first refusal”, a “right of first offer” or a similar right permitted or otherwise not prohibited by the terms of this Agreement that may be exercised by any third party other than Holdings, the Borrower or any of its Restricted Subsidiaries in accordance with the Organizational Documents (and/or shareholders’ or similar agreement) of such partnership, joint venture or non-Wholly-Owned Subsidiary,

(g)
any Margin Stock,

(h)
any Cash or Cash Equivalents maintained in or credited to any Deposit Account or Securities Account that are comprised solely of (i) funds used or to be used for payroll and payroll taxes and other employee benefit payments to or for the benefit of any Loan Party’s employees, (ii) funds used or to be used to pay all Taxes required to be collected, remitted or withheld (including U.S. federal and state withholding Taxes (including the employer’s share thereof)) and (iii) any other funds which any Loan Party holds as an escrow or fiduciary for the benefit of another Person in the ordinary course of business (collectively, “Trust Fund Accounts”),

(i)
any asset with respect to which the Administrative Agent and the Borrower have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business) of obtaining or perfecting a security interest therein outweighs the benefit of a security interest to the relevant Secured Parties afforded thereby, which determination is evidenced in writing,

(j)
Commercial Tort Claims with a value (as reasonably estimated by the Borrower) of less than $2,500,000,

(k)
any lease, license or agreement or any asset subject to a purchase money security interest, Capital Lease or similar arrangement that is, in each case, permitted by this Agreement to the extent that the grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money, Capital Lease or similar arrangement or trigger a right of termination in favor of any other party thereto after giving effect to the applicable anti-assignment provisions the UCC or any other applicable Requirement of Law, and

(l)
the Capital Stock of (i) any Foreign Subsidiary and (ii) any CFC Holdco, in each case, in excess of 65% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding non-voting Capital Stock in any such Person.

Notwithstanding the foregoing, no such asset shall constitute an “Excluded Asset” unless it also constitutes an “Excluded Asset” (or equivalent term) for the purpose of any ABL Facility (other than any Capital Stock in an Excluded Subsidiary pledged to the ABL Collateral Agent in accordance with the proviso set forth in the definition of “Excluded Subsidiary” in this Agreement).

“Excluded Real Property” means any Real Estate Asset which is (a) not a Material Real Estate Asset or (b) is a Material Real Estate Asset which is subject to a mortgage, deed of trust or other similar instrument as of the Closing Date, the details of which are provided on Schedule 6.01(n), for so long as such Material Real Estate Asset is subject to such mortgage, deed of trust or security instrument or any other mortgage, deed of trust or security instrument in connection with any permitted refinancing in accordance with Section 6.01(m); provided that no Real Estate Asset acquired after the Closing Date which constitutes a Material Real Estate Asset shall be deemed to be Excluded Real Property.

“Excluded Subsidiary” means

(a)
any Restricted Subsidiary that is not a Wholly-Owned Subsidiary,

(b)
any Restricted Subsidiary:

(i)
that (i) is prohibited by (A) any Requirement of Law or (B) any Contractual Obligation that, in the case of this clause (B), exists on the Closing Date or at the time such Restricted Subsidiary becomes a subsidiary (which Contractual Obligation was not entered into in contemplation of such Restricted Subsidiary becoming a subsidiary) from providing a Loan Guaranty,

(ii)
that would require a governmental consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) to provide a Loan Guaranty (including any regulatory consent, approval, license or authorization) unless such consent, approval, license or authorization has been obtained,

(iii)
acquired by the Borrower or any Restricted Subsidiary that, at the time of the relevant acquisition, is an obligor in respect of assumed Indebtedness permitted by Section 6.01 to the extent (A) (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such Restricted Subsidiary from providing a Loan Guaranty and (B) the relevant prohibition was not incurred or otherwise implemented in contemplation of the applicable acquisition, or

(iv)
that is formed or acquired after the Closing Date where the provision by such Restricted Subsidiary of a Loan Guaranty would result in material adverse tax consequences as reasonably determined by the Borrower, written notice of which determination has been provided by the Borrower to the Administrative Agent,

(c)
any not-for-profit subsidiary,

(d)
any Captive Insurance Subsidiary,

(e)
any special purpose entity used for any permitted securitization or receivables facility or financing,

(f)
any Foreign Subsidiary,

(g)
(i) any CFC Holdco and/or (ii) any Domestic Subsidiary that is a direct or indirect subsidiary of (A) a Foreign Subsidiary that is a CFC or (B) a CFC Holdco,

(h)
any Unrestricted Subsidiary,

(i)
any Immaterial Subsidiary, and

(j)
any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost of providing a Loan Guaranty outweighs the benefits afforded thereby.

Notwithstanding the foregoing, no subsidiary shall be an “Excluded Subsidiary” unless it also constitutes an “Excluded Subsidiary” (or equivalent term) for the purpose of any ABL Facility; provided that any “Canadian Borrower” and/or “Canadian Guarantor” (or equivalent terms) under the ABL Facility which may, subject to the terms and conditions set forth under the ABL Facility, guaranty and/or grant a security interest on its assets (and the Capital Stock in such Person) with respect to any Canadian-tranche of obligations under the ABL Facility (to the extent then in effect), may be deemed to be “Excluded Subsidiaries” under this Agreement and not an “Excluded Subsidiary” (or equivalent term) under the ABL Facility (subject to the Administrative Agent entering into an amendment, restatement or replacement of the Intercreditor Agreement in form and substance reasonably acceptable to the Administrative Agent necessary to evidence the foregoing).

“Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guaranty of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Loan Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guaranty and any other “keepwell”, support or other agreement for the benefit of such Loan Guarantor) at the time the Loan Guaranty of such Loan Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent or any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) Taxes imposed on (or measured by) its net income or franchise Taxes (i) imposed as a result of such recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable lending office located in, the applicable jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed under Section 884(a) of the Code or any similar Tax imposed by any jurisdiction described in clause (a), (c) in the case of a Lender, any U.S. federal withholding Taxes that are imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loan or Commitment pursuant to a Requirement of Law in effect at the time such Lender (i) acquires such interest in the Loan or Commitment (other than pursuant to an assignment request under Section 2.16) or (ii) designates a new lending office, except in each case to the extent that the relevant Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding tax pursuant to Section 2.14, (d) any tax imposed as a result of a failure by such Lender or Administrative Agent to comply with Section 2.14(f) or (g) and (e) any U.S. federal withholding tax under FATCA.

“Expected Cost Savings” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Extended Term Loans” has the meaning assigned to such term in Section 2.20(a)(i).

“Extension” has the meaning assigned to such term in Section 2.20(a).

“Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (for purposes of giving effect to Section 2.20) and the Borrower executed by each of (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.20.

“Extension Offer” has the meaning assigned to such term in Section 2.20(a).

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now or hereafter owned or leased by the Borrower or any of its subsidiaries or any of their respective predecessors.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any amended or successor version described above), and any treaty, law, regulation or other official guidance enacted in any other jurisdiction pursuant to an intergovernmental agreement between the U.S. and such jurisdiction that facilitates the implementation of such sections of the Code.

“FCPA has the meaning assigned to such term in Section 3.15(b).

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the NYFRB, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means (a) at any time of determination prior to the Amendment No. 3 Closing Date, that certain Fee Letter, dated as of December 22, 2016, by and among, the Borrower, Credit Suisse Securities (USA) LLC, UBS Securities LLC and PNC Bank, National Association and Credit Suisse AG, Cayman Islands Branch, as amended and (b) at any time of determination on or after the Amendment No. 3 Closing Date, that certain Engagement Letter, dated as of February 25, 2021, by and between the Borrower and JPMCB.

“Financial Plan” has the meaning assigned to such term in Section 5.01(h).

“First Lien Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt as of such date to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Holdings for financial reporting purposes hereunder ending on or about December 31 of each calendar year.

“Fixed Basket” means any Basket that is subject to a fixed-dollar limit (including Baskets based on a percentage of Consolidated Adjusted EBITDA).

“Fixed Incremental Amount” means, at any time of determination, (a) the greater of (i) $150,000,000 and (ii) seventy-five percent (75%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended minus (b) the aggregate outstanding principal amount of all Incremental Facilities and/or Incremental Equivalent Debt incurred or issued in reliance on the Fixed Incremental Amount.

“Flood Hazard Property” means any parcel of any Material Real Estate Asset subject to a Mortgage located in the U.S. in an area designated by the Federal Emergency Management Agency as having special flood or hazards.

“Floor” means the benchmark rate floor, if any, provided in this Agreement (as of the Amendment No. ~~3 Closing~~4 Execution Date and any other modification, amendment or renewal of this Agreement or otherwise after the date ~~hereof~~thereof) with respect to ~~Eurodollar Rate.~~the Adjusted Term SOFR Rate. For the avoidance of doubt, the Floor for the Adjusted Term SOFR Rate as of the Amendment No. 4 Execution Date shall be 0.75%.

“Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by the Borrower or any of its Restricted Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any of its Restricted Subsidiaries, or the imposition on the Borrower or any of its Restricted Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law.

“Foreign Lender” means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Pension Plan” means any Plan that under applicable law other than the laws of the United States or any political subdivision thereof, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the U.S. or a foreign government.

“Governmental Authorization” means any permit, license, approval, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Granting Lender” has the meaning assigned to such term in Section 9.05(e).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “primary obligor”) in any manner and including any obligation of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

“Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, (i) that is defined, listed or regulated as hazardous, toxic, a pollutant or a contaminant, or words or similar import under Environmental Law or (ii) exposure to which is prohibited, limited or regulated by any Environmental Law or any Governmental Authority.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, import, export, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing.

“Hedge Agreement” means any agreement with respect to any Derivative Transaction between the Borrower or any Restricted Subsidiary and any other Person.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement.

“Holdings” has the meaning assigned to such term in the preamble to this Agreement and shall include any Successor Holdings.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002, as in effect from time to time (subject to the provisions of Section 1.04), to the extent applicable to the relevant financial statements.

“Immaterial Subsidiary” means, as of any date, any Restricted Subsidiary of the Borrower (i) the assets of which do not exceed 5% of the Consolidated Total Assets of the Borrower and its Restricted Subsidiaries and (ii) revenues of which do not exceed 5% of the consolidated revenue of the Borrower and its Restricted Subsidiaries, in each case, for the most recently ended Test Period; provided that, (i) the Consolidated Total Assets (as so determined) of all Immaterial Subsidiaries shall not exceed 10% of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries and (ii) the revenue (as so determined) of all Immaterial Subsidiaries shall not exceed 10% of the consolidated revenue of the Borrower and its Restricted Subsidiaries, in each case, for the relevant Test Period; provided further that, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or (b), this definition shall be applied based on the pro forma consolidated financial statements of the Holdings delivered pursuant to Section 4.01.

“Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor.

~~“Impacted Interest Period” has the meaning assigned to such term in the definition of “Eurodollar~~

~~Rate”.~~

“Incremental Cap” means

(a)
the Fixed Incremental Amount, plus

(b)
an unlimited amount so long as, in the case of this clause (b), after giving effect to the relevant Incremental Facility or Incremental Equivalent Debt, (1) if such Incremental Facility or Incremental Equivalent Debt is secured by a Lien on the Term Loan Priority Collateral that is pari passu with the Lien securing the Secured Obligations, the First Lien Leverage Ratio does not exceed 2.75:1.00, (2) if such Incremental Facility or Incremental Equivalent Debt is secured by a Lien on the Term Loan Priority Collateral that is junior to the Lien securing the Secured Obligations, the Secured Leverage Ratio does not exceed 3.25:1.00 and (3) if such Incremental Facility or Incremental Equivalent Debt is unsecured, the Total Leverage Ratio does not exceed 4.25:1.00, in each case described in this clause (b), calculated on a Pro Forma Basis, including the application of the proceeds thereof (without “netting” the cash proceeds of the applicable Incremental Facility or Incremental Equivalent Debt on the consolidated balance sheet of the Borrower).

It is understood and agreed that, unless the Borrower otherwise notifies the Administrative Agent, if all or any portion of Incremental Facility or Incremental Equivalent Debt would be permitted under clause (b) of this definition on the applicable date of determination, such Incremental Facility or Incremental Equivalent Debt (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (b) of this definition prior to the utilization of any amount available under clause (a) of this definition.

“Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loans.

“Incremental Equivalent Debt” means Indebtedness in the form of secured or unsecured notes or loans or junior secured or unsecured notes or loans and/or commitments in respect of any of the foregoing issued, incurred or implemented in lieu of loans under an Incremental Facility after the Amendment No. 3 Closing Date; provided, that:

(a)
the aggregate principal amount thereof at the time of incurrence shall not, together with the outstanding principal amount of any other Incremental Equivalent Debt incurred pursuant to Section 6.01(s) and this definition, exceed the Incremental Cap,

(b)
except as otherwise agreed by the lenders or holders providing such notes or loans, no Event of Default exists immediately prior to or after giving effect to such notes or loans,

(c)
the Weighted Average Life to Maturity applicable to such notes or loans (other than customary bridge loans with a maturity date of no longer than one year; provided, that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (c)) is no shorter than the Weighted Average Life to Maturity of the then-existing Term Loans,

(d)
the final maturity date with respect to such notes or loans (other than customary bridge loans with a maturity date of no longer than one year; provided, that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (d)) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof,

(e)
in the case of any such Indebtedness in the form of term loans that are pari passu with the Initial Term Loans in right of payment and with respect to security entered into within twelve

(12) months after the Amendment No. 3 Closing Date, the Effective Yield applicable thereto will not be more than 0.50% per annum higher than the Effective Yield in respect of the Initial Term Loans unless the Effective Yield with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield applicable to such Indebtedness, minus, 0.50% per annum,

(f)
any such Indebtedness may not participate on a greater than pro rata basis in any voluntary or mandatory prepayment in respect of the Initial Term Loans (and any Additional Term Loans then subject to ratable repayment requirements), and

(g)
no such Indebtedness may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by any assets other than the Collateral.

“Incremental Facility” means any Incremental Term Facility.

“Incremental Facility Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.19) and the Borrower executed by each of (a) Holdings and the Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.19.

“Incremental Loans” means any Incremental Term Loan.

“Incremental Term Facility” has the meaning assigned to such term in Section 2.19(a).

“Incremental Term Loans” has the meaning assigned to such term in Section 2.19(a).

“Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.10(d).

“Indebtedness” as applied to any Person means, without duplication, (a) all indebtedness for borrowed money of such Person; (b) that portion of obligations with respect to Capital Leases to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (c) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (d) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (A) due more than six months from the date of incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument (excluding (i) any earn out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with GAAP and (B) has not been paid within 60 days after becoming due and payable, (ii) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis) and (iii) liabilities associated with customer prepayments and deposits); (e) all Indebtedness of others secured by any Lien on any asset owned by such Person regardless of whether the Indebtedness secured thereby have been assumed by such Person or is non-recourse to the credit of such Person; (f) the face amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings (except to the extent the relevant reimbursement obligations relate to trade payables and are satisfied within 3 days following the incurrence thereof); (g) the Guarantee by such Person of the Indebtedness of another; (h) all obligations of such Person in respect of any Disqualified Capital Stock and (i) all net obligations of such Person in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes; provided that (i) in no event shall obligations under any Derivative Transaction be deemed “Indebtedness” for any calculation of the First Lien Leverage Ratio, Total Leverage Ratio, the Secured Leverage Ratio or any other financial ratio under this Agreement and (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any third person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venturer) to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such Person, except to the extent the terms of such Indebtedness provided that such Person is not liable therefor; provided that notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information” has the meaning set forth in Section 3.11(a).

“Information Memorandum” means the Confidential Information Memorandum posted to SyndTrak on January 19, 2017, relating to Holdings, the Borrower and their Restricted Subsidiaries and the Transactions.

“Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.

“Initial Term Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on the Commitment Schedule under the “Replacement Term Loan Commitment”, as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to Section 9.05 or (ii) increased from time to time pursuant to Section 2.19. The aggregate amount of the Term Lenders’ Initial Term Loan Commitments on the Amendment No. 3 Closing Date is $400,000,000.

“Initial Term Loans” means the term loans made by the Initial Term Lenders to the Borrower pursuant to Section 2.01, provided, that, upon any Borrowing of Delayed Draw Term Loans pursuant to Section 2.01(b), such Delayed Draw Term Loans shall be deemed to be an increase to the amount of such Initial Term Loans for all purposes hereunder. For the avoidance of doubt, the Replacement Term Loans issued on the Amendment No. 3 Closing Date shall be deemed to be Initial Term Loans.

“Intellectual Property Security Agreement” means any agreement executed on or after the Closing Date confirming or effecting the grant of any Lien on IP Rights owned by any Loan Party to the Administrative Agent, for the benefit of the Secured Parties, in accordance with this Agreement and the Security Agreement substantially in the form of Exhibit H or the exhibit thereto.

“Intercreditor Agreement” means the Intercreditor Agreement substantially in the form of Exhibit M, dated as of the Closing Date, among, inter alios, the ABL Administrative Agent, as agent for the “ABL Secured Parties” referred to therein, the Administrative Agent, as agent for the “Term Loan Secured Parties” referred to therein, and the Loan Parties from time to time party thereto.

“Interest Election Request” means a request by the Borrower in the form of Exhibit D or such other form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each Fiscal Quarter and the Latest Maturity Date applicable to such Loan and (b) with respect to any ~~Eurodollar Rate~~Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of any ~~Eurodollar Rate~~Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” means with respect to any ~~Eurodollar Rate~~Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months ~~(or, to the extent approved by all relevant affected Lenders, twelve months or a shorter period) thereafter~~thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

~~“Interpolated Rate” means at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) pages LIBOR01 or LIBOR02 of the Reuters screen for the longest period (for which that Eurodollar Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) pages LIBOR01 or LIBOR02 of the Reuters screen for the shortest period (for which that Eurodollar Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time; provided that if the Interpolated Rate shall be less than 0.75%, such rate shall be deemed to be 0.75% for purposes of this Agreement.~~

“Investment” means (a) any purchase or other acquisition by the Borrower or any of its Restricted Subsidiaries of any of the Securities of any other Person, (b) the acquisition by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance or capital contribution by the Borrower or any of its Restricted Subsidiaries to any other Person. Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that would otherwise constitute an Investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment).

“IP Rights” has the meaning assigned to such term in Section 3.05(c). “IRS” means the U.S. Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“JPMCB” has the meaning assigned to such term in the preamble to this Agreement.

“Junior Indebtedness” means any Indebtedness (other than Indebtedness (i) among the Borrower and/or its Restricted Subsidiaries and (ii) under any ABL Facility) that is expressly subordinated in right of payment to the Obligations with an individual outstanding principal amount in excess of the Threshold Amount.

“Junior Lien Indebtedness” means any Indebtedness that is secured by a security interest on the Collateral (other than Indebtedness (i) among the Borrower and/or its Restricted Subsidiaries and (ii)

under any ABL Facility) that is expressly junior or subordinated to the Lien securing the Term Facility with an individual outstanding principal amount in excess of the Threshold Amount.

“Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan or Term Commitment.

“Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any term loan or term commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan or any Additional Term Loan Commitment.

“LCA Election” has the meaning assigned to such term in Section 1.10(c)

“LCA Test Date” has the meaning assigned to such term in Section 1.10(c)

“Legal Reservations” means the application of relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Lenders” means the Term Lenders, any lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan and any other Person that becomes a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Limited Conditionality Acquisition” means a Permitted Acquisition, which, pursuant to the terms of the applicable definitive acquisition agreement (the “Subject Acquisition Agreement”) in respect thereof, is not conditioned on the availability of financing.

“Loan Documents” means this Agreement, the Fee Letter, any Promissory Note, each Loan Guaranty, the Collateral Documents, any intercreditor agreement required to be entered into pursuant to the terms of this Agreement to which any Loan Party is a party, each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Borrower and the Administrative Agent as a “Loan Document.” Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto.

“Loan Guaranty” means the Guaranty Agreement, substantially in the form of Exhibit I hereto, executed by each Loan Party thereto and the Administrative Agent for the benefit of the Secured Parties, as supplemented in accordance with the terms of Section 5.12 hereof.

“Loan Installment Date” has the meaning assigned to such term in Section 2.07(a).

“Loan Parties” means Holdings, the Borrower and each Subsidiary Guarantor.

“Loan Guarantor” means Holdings and any Subsidiary Guarantor.

“Loans” means any Initial Term Loan or any Additional Term Loan.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

“Management Investors” means the officers, directors, managers, employees and members of management of Holdings, the Borrower, any Parent Company and/or any subsidiary of the Borrower (including those of the Target and its subsidiaries).

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means (a) on the Closing Date, a “Material Adverse Effect” (as defined in the Acquisition Agreement) and (b) after the Closing Date, a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (iii) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the applicable Loan Documents.

“Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged and delivered to the Administrative Agent (or its bailee) pursuant to the Security Agreement.

“Material Real Estate Asset” means (a) on the Closing Date, each Real Estate Asset listed on Schedule 1.01(c) and (b) any “fee-owned” Real Estate Asset acquired by any Loan Party after the Closing Date having a fair market value (as reasonably determined by the Borrower after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $2,500,000 as of the date of acquisition thereof.

“Maturity Date” means (a) with respect to the Initial Term Loans, the Term Loan Maturity Date, (b) with respect to any Replacement Term Loans, the final maturity date for such Replacement Term Loans, as the case may be, as set forth in the applicable Refinancing Amendment (which, with respect to the Replacement Term Loans issued on the Amendment No. 3 Closing Date shall be the Term Loan Maturity Date), (c) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (d) with respect to Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment.

“Maximum Rate” has the meaning assigned to such term in Section 9.19.

“Merger” means the merger of Merger Sub, a wholly-owned subsidiary Holdings, with and into the Target on the Closing Date, with the Target as the survivor, pursuant to the terms of the Acquisition Agreement.

“Merger Sub” means HCAC Merger Sub Inc., a Delaware corporation.

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.20(b).

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust, deed to secure debt or other similar instrument which conveys or creates a Lien on real property or interests therein in favor or for the benefit of the Administrative Agent, for the benefit of the relevant Secured Parties.

“Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA, that is subject to the provisions of Title IV of ERISA, and in respect of which the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any obligation or liability, contingent or otherwise.

“Narrative Report” means, with respect to the financial statements in respect of which it is delivered, a customary narrative report describing the operations of Holdings, the Borrower and its Restricted Subsidiaries for the relevant Fiscal Quarter or Fiscal Year and for the period from the beginning of the then-current Fiscal Year to the end of the period to which the relevant financial statements relate.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (a) any Cash payments or proceeds (including Cash Equivalents) received by the Borrower or any of its Restricted Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any assets of the Borrower or any of its Restricted Subsidiaries or (ii) as a result of the taking of any assets of the Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (b) (i) any actual out-of-pocket costs incurred by the Borrower or any of its Restricted Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Borrower or the relevant Restricted Subsidiary in respect thereof, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest and other amounts on any Indebtedness (other than the Loans, Indebtedness under any ABL Facility and any Indebtedness secured by a Lien on the Collateral that is pari passu with or expressly subordinated to the Lien on the Collateral securing any Secured Obligation) that is secured by a Lien on the assets in question and that is required to be repaid or otherwise comes due or would be in default under the terms thereof as a result of such loss, taking or sale, (iii) in the case of a taking, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position, (iv) any selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements)) in connection with any sale or taking of such assets as described in clause (a) of this definition and (v) any amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a) of this definition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds).

“Net Proceeds” means (a) with respect to any Disposition (including any Prepayment Asset Sale), the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received) received by the Borrower or any Restricted Subsidiary, net of (i) selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar Taxes and the Borrower’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements) in connection with such Disposition), (ii) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (other than the Loans, Indebtedness under any ABL Facility and any other

Indebtedness secured by a Lien that is pari passu or expressly subordinated to the Lien on the Collateral securing the Secured Obligations) which is secured by the asset sold in such Disposition and which is required to be repaid or otherwise comes due or would be in default and is repaid (other than any such Indebtedness that is assumed by the purchaser of such asset) and (iv) Cash escrows (until released from escrow to the Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition; and (b) with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith, in each case, less any withholding Taxes payable upon the distribution of such amounts to the Borrower or any of its Restricted Subsidiaries.

“Non-Consenting Lender” has the meaning assigned to such term in Section 2.16(b).

“Non-Fixed Basket” means any Basket that is subject to compliance with a financial ratio or test (include the First Lien Leverage Ratio, the Secured Leverage Ratio or the Total Leverage Ratio).

“Non-Loan Party Cap” means, at any time of determination, the greater of (a) $15,000,000 and (b) seven and one-half percent (7.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended.

“Non-Loan Party Indebtedness” means Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties pursuant to Sections 6.01(i), 6.01(k), and the proviso to 6.01(q).

“Non-Loan Party Investment Cap” means, at any time of determination, the greater of (a) $25,000,000 and (b) twelve and one-half percent (12.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than 0.75%, such rate shall be deemed to be 0.75% for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Loan Party to the Lenders or to any Lender, the Administrative Agent or any indemnified party arising under the Loan Documents in respect of any Loan, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising.

“OFAC” has the meaning assigned to such term in Section 3.15(a).

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement and (e) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Applicable Indebtedness” has the meaning assigned to such term in Section 2.08(b)(ii).

“Other Connection Taxes” means, with respect to any Lender or Administrative Agent, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, but excluding (i) any Excluded Taxes or (ii) any Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight ~~Eurodollar borrowings~~eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Parent Company” means (a) Holdings and (b) any other Person of which the Borrower is an indirect Wholly-Owned Subsidiary.

“Participant” has the meaning assigned to such term in Section 9.05(c)(i).

“Participant Register” has the meaning assigned to such term in Section 9.05(c)(iii).

“Patent” means any and all (a) patents and patent applications; (b) inventions described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, (d) income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, and (f) rights corresponding to any of the foregoing throughout the world.

“Payment” has the meaning assigned to such term in

“Payment Notice” has the meaning assigned to such term in

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is subject to the provisions of Title IV of ERISA or Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA and which the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, sponsors, maintains or contributes to or has an obligation to contribute to, or with respect to which any of them has any liability, contingent or otherwise.

“Perfection Certificate” means a certificate substantially in the form of Exhibit E.

“Perfection Certificate Supplement” means a supplement to the Perfection Certificate substantially in the form of Exhibit F.

“Perfection Requirements” means the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Loan Party, the filing of appropriate grants, assignments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, the proper recording or filing, as applicable, of Mortgages and fixture filings with respect to any Material Real Estate Asset constituting Collateral, in each case in favor of the Administrative Agent for the benefit of the Secured Parties and the delivery to the Administrative Agent of any stock certificate or promissory note required to be delivered pursuant to the applicable Loan Documents, together with instruments of transfer executed in blank.

“Permitted Acquisition” means any acquisition made by the Borrower or any of its Restricted Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of all of the outstanding Capital Stock of any Person who is engaged in a Similar Business and becomes a Restricted Subsidiary; provided that the total consideration paid by Persons that are Loan Parties (a) for the Capital Stock of any Person that does not become a Loan Party or is not a Loan Party, and (b) in the case of an asset acquisition, assets that are not acquired by any Loan Party, when taken together with the total consideration for all such Persons and assets so acquired after the Closing Date and all Investments made since the Closing Date pursuant to Section 6.06(b)(iii), shall not exceed the sum of (i) the Non-Loan Party Investment Cap and (ii) amounts otherwise available under Section 6.06 to be invested in non-Loan Parties (it being understood that amounts utilized under this clause (ii) shall be deemed a utilization of the applicable Basket or exception in Section 6.06); provided that (A) the limitation described in this proviso shall not apply to any acquisition to the extent (1) any such consideration is financed with the proceeds of sales of the Qualified Capital Stock of, or common equity capital contributions to, the Borrower or any Restricted Subsidiary (but only to the extent not otherwise applied to increase the Available Amount or Available Excluded Contribution Amount, or to make Restricted Payments or Restricted Debt Payments hereunder) or (2) the Person so acquired (or the Person owning the assets so acquired) becomes a Subsidiary Guarantor even though such Person owns Capital Stock in Persons that are not otherwise required to become Subsidiary Guarantors, if, in the case of this clause (2), at least 70.0% of Consolidated Adjusted EBITDA of the Person(s) acquired in such acquisition (or the Persons owning the assets so acquired) (for this purpose and for the component definitions used in the definition of “Consolidated Adjusted EBITDA”, determined on a consolidated basis for such Person(s) and their respective Restricted Subsidiaries) is generated by Person(s) that will become Subsidiary Guarantors (i.e., disregarding any Consolidated Adjusted EBITDA generated by Restricted Subsidiaries of such Persons that are not (or will not become) Subsidiary Guarantors) and (B) in the event that the amount available under the Non-Loan Party Investment Cap is reduced as a result of any acquisition of any Restricted Subsidiary that does not become a Loan Party or any assets that are not transferred to a Loan Party and such Restricted Subsidiary subsequently becomes a Loan Party or such assets are subsequently transferred to a Loan Party, as the case may be, the amount available under the Non-Loan Party Investment Cap shall be proportionately increased as a result thereof based upon the amount of the Non-Loan Party Investment Cap utilized with respect to the acquisition of such Person or assets, as the case may be; provided further that (x) the Total Leverage Ratio does not exceed 4.25:1.00 calculated on a Pro Forma Basis and (y) no Event of Default then exists or would result after giving pro forma effect to such acquisition, provided, further, that if such purchase or other acquisition is a Limited Conditionality Acquisition which is financed with the proceeds of Incremental Term Loans, Incremental Equivalent or Indebtedness incurred under Section 6.01(q), and the Borrower makes an LCA Election with respect to such Limited Conditionality Acquisition, the foregoing condition shall be tested as of the LCA Test Date, so long as upon the effectiveness of such Indebtedness, no Event of Default under Section 7.01(a), 7.01(f) or 7.01(g) shall exist.

“Permitted Holders” means, collectively, Hennessy Capital LLC, Don R. Daseke, Barbara Daseke, family trusts controlled by Don Daseke or Barbara Daseke and the Walden Group, Inc. (or, in each case, within sixty (60) days after their death or incapacity, one or more successors acceptable to the Administrative Agent).

“Permitted Liens” means Liens permitted pursuant to Section 6.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA regardless of whether such plan is subject to ERISA that the Borrower or any of its Restricted Subsidiaries sponsors, maintains or contributes to or has an obligation to contribute to, or otherwise has liability, contingent or otherwise.

“Platform” has the meaning set forth in Section 5.01.

“Prepayment Asset Sale” means any Disposition by the Borrower or any of its Restricted Subsidiaries made pursuant to Section 6.07(h), Section 6.07(o) and Section 6.07(x); provided that so long as any ABL Facility is in effect, any such sale or disposition of any ABL Facility Priority Collateral to the extent the net proceeds of which are required to be applied to repay the loans under any ABL Facility shall not be considered a “Prepayment Asset Sale” for any purpose under this Agreement.

“primary obligor” has the meaning assigned to such term in the definition of “Guarantee”.

“Prime Rate” means the rate of interest per annum determined from time to time by JPMCB as its prime rate in effect at its principal office in New York City and notified to the Borrower.

“Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the First Lien Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio or Consolidated Adjusted EBITDA (including component definitions thereof) that all Subject Transactions shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which such calculation is being made and that:

(a)
(i) in the case of (A) any Disposition of all or substantially all Capital Stock of any Restricted Subsidiary of the Borrower or any division or product line of the Borrower or any of its Restricted Subsidiaries, (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (C) the implementation of any Cost Saving Initiative, income statement items (whether positive or negative and including any Expected Cost Savings) attributable to the property or Person subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made and (ii) in the case of any Permitted Acquisition, Investment and/or designation of an Unrestricted Subsidiary as a Restricted Subsidiary

described in the definition of the term “Subject Transaction”, income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of “Consolidated Adjusted EBITDA”,

(b)
any retirement or repayment of Indebtedness shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made, and

(c)
any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection therewith shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that,

(x) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (y) interest on any obligation with respect to any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower to be the rate of interest implicit in such obligation in accordance with GAAP and (z) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a ~~Eurodollar~~Benchmark interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower.

Notwithstanding anything to the contrary set forth in this definition, for the avoidance of doubt, when calculating the First Lien Leverage Ratio for the purpose of calculating the Required Excess Cash Flow Percentage, the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

“Proceeding” has the meaning assigned to such term in Section 9.03(b).

“Projections” means the financial projections and pro forma financial statements of the Borrower and its subsidiaries included in the Information Memorandum (or a supplement thereto).

“Promissory Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit G hereto, evidencing the aggregate outstanding principal amount of Loans of the Borrower to such Lender resulting from the Loans made by such Lender.

“Public Company Costs” means Charges of Holdings, the Borrower or its subsidiaries associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and Charges relating to compliance with the provisions of the Securities Act and the Exchange Act (and, in each case, similar Requirements of Law under other jurisdictions), as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’ or managers’ compensation, fees and expense reimbursement, disbursements, Charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees and listing fees.

“Public Lender” has the meaning set forth in Section 5.01.

“Purchase Money Indebtedness” means Indebtedness, the proceeds of which are used to finance the acquisition, lease, completion of construction, repair of, replacement, improvement to or installation of any Property; provided, however, that such Indebtedness is incurred no later than 270 days after such acquisition, leasing, completion, construction, repairment, replacement, improvement or installation.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in in Section 9.24.

“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock.

“Qualifying Offering” means the issuance and sale by the Borrower or any Parent Company of its common Capital Stock in a primary offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to which Net Proceeds are received by any Parent Company and contributed to the Borrower.

“Real Estate Asset” means, at any time of determination, all right, title and interest (fee, leasehold or otherwise) of any Loan Party in and to real property (including, but not limited to, land, improvements and fixtures thereon).

“Reference Time” ~~means,~~ with respect to any setting of the then-current Benchmark, means (a) if such Benchmark is ~~LIBO~~the Term SOFR Rate, ~~11:00 a.m. (London~~5:00 a.m. (Chicago time) on the day that is two ~~(2) London banking days~~U.S. Government Securities Business Days preceding the date of such setting~~, and~~ or (b) if such Benchmark is not ~~LIBO~~the Term SOFR Rate, the time determined by the Administrative Agent in its reasonable discretion.

“Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Borrower executed by (a) Holdings and the Borrower,

(b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans, as applicable, being incurred pursuant thereto and in accordance with Section 9.02(c).

“Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(m). “Register” has the meaning assigned to such term in Section 9.05(b)(iv).

“Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates (other than, in any case, any Disqualified Institution).

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, sediment, surface water or groundwater.

“Relevant Governmental Body” means the Board or the NYFRB, or a committee officially endorsed or convened by the Board or the NYFRB, or any successor thereto.

“Replaced Term Loans” has the meaning assigned to such term in Section 9.02(c).

“Replacement Term Loans” has the meaning assigned to such term in Section 9.02(c).

“Representative” has the meaning assigned to such term in Section 9.13.

“Repricing Transaction” means each of (a) the prepayment, repayment, refinancing, substitution, repricing or replacement of all or a portion of the Initial Term Loans substantially concurrently with the incurrence or guarantee by any Loan Party of any secured term loans (including any Replacement Term Loans) having an Effective Yield that is less than the Effective Yield applicable to the Initial Term Loans so prepaid, repaid, refinanced, substituted, repriced or replaced and (b) any amendment, waiver or other modification to this Agreement that would have the effect of reducing the Effective Yield applicable to the Initial Term Loans; provided that the primary purpose of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification was to reduce the Effective Yield applicable to the Initial Term Loans; provided, further, that in no event shall any such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification in connection with a Change of Control, Qualifying Offering or Permitted Acquisition or similar Investment (including any Investment in a Similar Business) constitute a Repricing Transaction. Any determination by the Administrative Agent of the Effective Yield for purposes of the definition shall be conclusive and binding on all Lenders, and the Administrative Agent shall have no liability to any Person with respect to such determination absent bad faith, gross negligence or willful misconduct.

“Required Excess Cash Flow Percentage” means, as of the most recent Test Period prior to the date of determination, (a) if the First Lien Leverage Ratio is greater than to 2.75:1.00, 50%, (b) if the First Lien Leverage Ratio is less than or equal to 2.75:1.00 and greater than 2.00:1.00, 25%, and (c) if the First Lien Leverage Ratio is less than or equal to 2.00:1.00, 0%; provided, for the Excess Cash Flow Period ending on or about December 31, 2018, the Required Excess Cash Flow Percentage shall be 50%.

“Required Delayed Draw Term Lenders” means, as of any date of determination, Delayed Draw Term Lenders holding more than 50% of the sum of (x) the aggregate amount of all Delayed Draw Term Loans then outstanding and (y) the aggregate Delayed Draw Term Commitments.

“Required Lenders” means, at any time, Lenders having Loans or unused Commitments representing more than 50% of the sum of the total Loans and such unused commitments at such time.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president or the chief operating officer of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Responsible Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Responsible Officer of Holdings that such financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial condition of Holdings as at the dates indicated and its consolidated income and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

“Restricted Amount” has the meaning set forth in Section 2.08(b)(iv)(B).

“Restricted Debt” has the meaning set forth in Section 6.04(b).

“Restricted Debt Payment” has the meaning set forth in Section 6.04(b).

“Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Borrower, except a dividend payable solely in shares of Qualified Capital Stock to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Borrower and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Borrower now or hereafter outstanding.

“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary. Unless otherwise specified, “Restricted Subsidiary” shall mean any Restricted Subsidiary of the Borrower.

“Retained Excess Cash Flow Amount” means, at any date of determination, an amount, not less than zero and determined on a cumulative basis, that is equal to the aggregate cumulative sum of Excess

Cash Flow that is not required to be applied as a mandatory prepayment under Section 2.08(b)(i) (without giving effect to clause (B) thereof or to Section 2.08(b)(v)) for all Excess Cash Flow Periods ending after the Closing Date and prior to such date of determination.

“S&P” means Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sale and Lease-Back Transaction” means any transaction under which the Borrower or any of its Restricted Subsidiaries shall, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Borrower or the relevant Restricted Subsidiary (a) is to sell or to transfer to any other Person (other than the Borrower or any of its Restricted Subsidiaries) and (b) intends to use for substantially the same purpose as the property which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to any Person (other than the Borrower or any of its Restricted Subsidiaries) in connection with such lease.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (on the Amendment No. 3 Closing Date, Crimea, Cuba, Iran, North Korea and Syria).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligation) under each Hedge Agreement that (a) is in effect on the Closing Date between any Loan Party and a counterparty that is the Administrative Agent, a Lender or an Arranger or any Affiliate of the Administrative Agent, a Lender or an Arranger as of the Closing Date or (b) is entered into after the Closing Date between any Loan Party and any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger at the time such Hedge Agreement is entered into, for which such Loan Party agrees to provide security and in each case that has been designated to the Administrative Agent in writing by the Borrower as being a Secured Hedging Obligation for purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03, Section 9.10 and the Intercreditor Agreement as if it were a Lender.

“Secured Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Debt as of such date to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Secured Obligations” means all Obligations, together with (a) all Banking Services Obligations and (b) all Secured Hedging Obligations; provided that Banking Services Obligations and Secured Hedging Obligations shall cease to constitute Secured Obligations on and after the Termination Date.

“Secured Parties” means (i) the Lenders, (ii) the Administrative Agent, (iii) each counterparty to a Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedging

Obligations, (iv) each provider of Banking Services to any Loan Party the obligations under which constitute Banking Services Obligations and (v) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

“Security Agreement” means the Term Loan Pledge and Security Agreement, substantially in the form of Exhibit J, among the Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

“Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 6.13 if the references to “Restricted Subsidiaries” in Section

6.13 were read to refer to such Person.

“SOFR” means~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR Administrator ~~on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day.~~.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SPC” has the meaning assigned to such term in Section 9.05(e).

“Specified Acquisition Agreement Representations” means the representations made by or on behalf of the Target, its subsidiaries or their respective businesses in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower or the Borrower’s applicable Affiliate shall have the right to terminate the Borrower’s (or such Affiliate’s) obligations under the Acquisition Agreement or to decline to consummate the Acquisition as a result of a breach of such representations in the Acquisition Agreement.

“Specified Representations” mean the representations and warranties set forth in Section 3.01(a) (as it relates to organizational existence of the Loan Parties), Section 3.02 (as it relates to corporate or organizational power or authority (in connection with the due authorization, execution, delivery and performance of the Loan Documents) and the enforceability thereof), Section 3.03(b), Section 3.08,

Section 3.12 (as it relates to the creation, validity and perfection of the security interests in the Collateral), Section 3.14, Section 3.15 and Section 3.16.

~~“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for Eurodollar funding (currently referred to as “Eurodollar Liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute Eurodollar funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.~~

“Subject Acquisition Agreement” has the meaning specified in the definition of “Limited Conditionality Acquisition”.

“Subject Loans” has the meaning assigned to such term in Section 2.08(b)(ii).

“Subject Person” has the meaning assigned to such term in the definition of “Consolidated Net Income”.

“Subject Proceeds” has the meaning assigned to such term in Section 2.08(b)(ii).

“Subject Transaction” means, with respect to any Test Period, (a) the Transactions, (b) any Permitted Acquisition or any other acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Capital Stock of any Person in each case that is permitted by this Agreement, (c) any Disposition of all or substantially all of the assets or Capital Stock of any subsidiary (or any business unit, line of business or division of the Borrower or a Restricted Subsidiary) not prohibited by this Agreement, (d) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10 hereof, (e) any incurrence or repayment of Indebtedness in connection with a transaction that would otherwise constitute a Subject Transaction, (f) the implementation of any Cost Savings Initiative, (g) the incurrence of any Indebtedness assumed or acquired pursuant to Section 6.01(k) and/or (h) any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.

“subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Borrower.

“Subsidiary Guarantor” means (x) on the Closing Date, each subsidiary of the Borrower (other than any such subsidiary that is an Excluded Subsidiary on the Closing Date) and (y) thereafter, each subsidiary of the Borrower that becomes a guarantor of the Secured Obligations pursuant to the terms of this Agreement, in each case, until such time as the relevant subsidiary is released from its obligations under the Loan Guaranty in accordance with the terms and provisions hereof.

“Successor Borrower” has the meaning assigned to such term in Section 6.07(a). “Successor Holdings” has the meaning assigned to such term in Section 6.11(d). “Supported QFC” has the meaning assigned to such term in Section 9.24.

“Swap Obligation” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Target” has the meaning assigned to such term in the preamble to this Agreement.

“Target Refinancing” has the meaning assigned to such term in Section 4.01(l).

“Taxes” means any and all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term Commitment” means any Initial Term Commitment, any Delayed Draw Term Commitment and any Additional Term Loan Commitment.

“Term Facility” means the Term Loans provided to or for the benefit of the Borrower pursuant to the terms of this Agreement.

“Term Lender” means any Initial Term Lender and any Additional Term Lender.

“Term Loan” means the Initial Term Loans, any Replacement Term Loans, and if applicable, any Additional Term Loans.

“Term Loan Maturity Date” means the date that is seven years after the Amendment No. 3 Closing Date.

“Term Loan Priority Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

“Term SOFR Adjustment” means, for any calculation with respect to a Loan denominated in Dollars (including any ABR Loan determined pursuant to clause (b) of the definition of “Alternate Base Rate”), a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor:

Interest Period	Percentage
One month	0.11448%
Three months	0.26161%
Six months	0.42826%

“Term SOFR~~” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~ Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR ~~Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.~~Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

~~“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.11 that is not Term SOFR.~~

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Termination Date” has the meaning assigned to such term in the lead-in to Article 5.

“Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or (b), as applicable, have been delivered (or are required to have been delivered); it being understood and agreed that prior to the first delivery of financial statements of Section 5.01(a), “Test Period” means the period of four consecutive Fiscal Quarters in respect of which financial statements for the Target are available and have been delivered to the Administrative Agent.

“Threshold Amount” means $10,000,000.

“Total Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Debt outstanding as of the last day of the Test Period then most recently ended to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Trademark” means any and all (a) trademarks (including service marks), common law marks, trade names, trade dress, and logos, slogans and other indicia of origin under the Requirements of Laws of any jurisdiction in the world, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, (b) renewals of the foregoing, (c) income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof, (d) rights to sue for past, present and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (e) rights corresponding to any of the foregoing throughout the world.

“Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by Holdings and/or its subsidiaries in connection with the Transactions and the transactions contemplated thereby.

“Transactions” means, collectively, (a) the execution and delivery by the Loan Parties of the Loan Documents to which they are a party and the borrowing of Initial Term Loans hereunder on the Closing Date, (b) the Merger and the other transactions contemplated by the Acquisition Agreement, (c) the Equity Contribution, (d) the Target Refinancing, (e) the execution and delivery by the Loan Parties of the Loan Documents (as defined in the ABL Credit Agreement) to which they are a party and (f) the payment of Transaction Costs.

“Trust Fund Accounts” has the meaning assigned to such term in the definition of “Excluded Assets”.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted ~~Eurodollar~~Term SOFR Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unrestricted Cash Amount” means, as of any date of determination, the amount of (a) unrestricted Cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries whether or not held in a Deposit Account pledged to secure the Secured Obligations and (b) Cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries restricted in favor of the Term Facility (which may also include Cash and Cash Equivalents securing other Indebtedness that is secured by a Lien on the Collateral along with the Term Facility, including any ABL Facility).

“Unrestricted Subsidiary” means any subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary after the Closing Date pursuant to Section 5.10.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 9.24.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.14(f).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Requirements of Law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., an “Initial Term Loan”) or by Type (e.g., a “~~Eurodollar Rate~~Term Benchmark Loan”) or by Class and Type (e.g., a “~~Eurodollar Rate~~Term Benchmark Term Loan”). Borrowings also may be classified and referred to by Class (e.g., an “Initial Term Loan Borrowing”) or by Type (e.g., a “~~Eurodollar Rate~~Term Benchmark Borrowing”) or by Class and Type (e.g., a “~~Eurodollar~~Term SOFR Rate Term Loan Borrowing”).

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein or in any Loan Document (including any Loan Document and the ABL Credit Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (b) any reference to any Requirement of Law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law, (c) any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof, (e) all references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document, (f) in the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including” and (g) the words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, Cash Equivalents, securities, accounts and contract rights. For purposes of determining compliance at any time with Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07 and 6.08, in the event that any Indebtedness, Lien, contractual restriction, Restricted Payment, Restricted Debt Payment, Investment, Disposition or Affiliate transaction, as applicable, meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 6.01 (other than Sections 6.01(a), (r) and (s)), 6.02 (other than Sections 6.02(a) and (r)), 6.03, 6.04, 6.05, 6.06, 6.07 and 6.08, the Borrower, in its sole discretion, may, from time to time, classify (but not later reclassify) such transaction or item (or portion thereof) and will only be required to include the amount and type of such transaction (or portion thereof) in any one category. It is understood and agreed that any Indebtedness, Lien, contractual restriction, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction under Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07 or 6.08, respectively, but may instead be permitted in part under any combination thereof.

Section 1.04 Accounting Terms; GAAP.

(a)
All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting or financial nature that are used in calculating the First Lien Leverage Ratio, Total Leverage Ratio, the Secured Leverage Ratio or Consolidated Adjusted EBITDA shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of delivery of the financial statements described in Section 3.04(a) in GAAP or in the application thereof (including the conversion to IFRS as described below) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided, further, that if such an amendment is requested by the Borrower or the Required Lenders, then the Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof; provided, further, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any subsidiary at “fair value,” as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If the Borrower notifies the Administrative Agent that Holdings is required to report under IFRS or has elected to do so through an early adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided that after such conversion, Holdings cannot elect to report under GAAP).

(b)
Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Capital Lease,” in the event of an accounting change requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute Capital Leases in conformity with GAAP on the Closing Date shall be considered Capital Leases and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

Section 1.05 Effectuation of Transactions. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.06 Timing of Payment of Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 1.07 Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

Section 1.08 Currency Equivalents Generally.

(a)
For purposes of any determination under Section 2.19, Article 5, or Article 6 with respect to the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition, Sale and Lease-Back Transaction, affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement (any of the foregoing, a “specified transaction”), in a currency other than Dollars, (i) the Dollar equivalent amount of a specified transaction in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such specified transaction (which, in the case of any Restricted Payment, shall be deemed to be the date of the declaration thereof and, in the case of the incurrence of Indebtedness, shall be deemed to be on the date first committed); provided, that if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than Dollars, and the relevant refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01 (it being understood that amounts utilized under this clause (z) shall be deemed a utilization of the applicable Basket to Section 6.01) and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any specified transaction so long as such specified transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i). For purposes the calculation of compliance with any financial ratio for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b) (or, prior to the first such delivery, the financial statements referred to in Section 3.04), as applicable, for the relevant Test Period and will, with respect to any Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar equivalent amount of such Indebtedness.

(b)
Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency.

Section 1.09 Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, Replacement Term

Loans, Extended Term Loans or loans incurred under a new credit facility, in each case, to the extent that such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement.

Section 1.10 Certain Calculations and Tests.

(a)
Notwithstanding anything to the contrary herein, all financial ratios and tests (including the First Lien Leverage Ratio, the Total Leverage Ratio, the Secured Leverage Ratio and Consolidated Adjusted EBITDA) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (x) any Subject Transaction has occurred or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries or any joint venture since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period.

(b)
For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including, without limitation, any First Lien Leverage Ratio test, any Secured Leverage Ratio test, any Total Leverage Ratio test and/or the amount of Consolidated Adjusted EBITDA), such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.

(c)
Notwithstanding anything to the contrary herein, in connection with any action required to be taken in connection with a Limited Conditionality Acquisition, for purposes of:

(i)
calculating the First Lien Leverage Ratio, the Secured Leverage Ratio, the Total Leverage Ratio and other financial calculations (including, but not limited to, for purposes of Section 2.19);

(ii)
testing availability under Baskets set forth in this Agreement (including covenant Baskets measured as a percentage of Consolidated Adjusted EBITDA); or

(iii)
determining whether any default or event of default (or any type of default or event of default) has occurred or is continuing,

in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Conditionality Acquisition, an “LCA Election”), the date of determination shall be deemed to be the date of the Subject Acquisition Agreement (the “LCA Test Date”), and if, after giving Pro Forma Effect to the Limited Conditionality Acquisition and the other transactions required to be entered into in connection therewith (including any incurrence or repayment of Indebtedness and the use of proceeds thereof) as of the LCA Test Date, the Borrower would have been permitted to take such action on the relevant LCA Test Date in compliance with such ratio, test or Basket, such ratio, test or Basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCA Election and any of the ratios, tests or Baskets for which compliance was determined or tested as of the LCA Test Date are exceeded as a result of fluctuations in any such ratio, test or Basket, including due to fluctuations in Consolidated Adjusted EBITDA of the Borrower or the Person subject to such Limited Conditionality Acquisition, at or prior to the consummation of the relevant transaction or action, such Baskets, tests or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCA Election for any Limited Conditionality Acquisition, then in connection with any calculation of any ratio, test or Basket availability with respect to any transaction following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Conditionality Acquisition is consummated or the date that the Subject Acquisition Agreement is terminated or expires without consummation of such Limited Conditionality Acquisition, for purposes of determining whether any such required transaction is permitted under this Agreement, any such ratio, test or Basket shall be calculated on a Pro Forma Basis assuming such Limited Conditionality Acquisition and such other required transaction (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated.

(d)
Notwithstanding anything in the foregoing to the contrary, in the event any Incremental Term Loan, Incremental Equivalent Debt or other Indebtedness incurred under any provision in this Agreement or any other Loan Document (or any of the foregoing in concurrent transactions, a single transaction or a series of related transactions) meets the criteria of one or more than one of the categories of Baskets (including within any defined terms), including the Fixed Basket or the Non-Fixed Basket, as applicable, the Borrower shall be permitted, in its sole discretion, to divide and classify and to later, at any time and from time to time, re-divide and re-classify (including to re-classify utilization of the Fixed Basket as being incurred under any Non-Fixed Basket) on one or more occasions (based on circumstances existing on the date of any such re-division and re-classification) any such Indebtedness, in whole or in part, among one or more than one applicable Baskets under this Agreement (in the case of re-classification or re-division, so long as the amount so re-classified or re-divided is permitted at the time of such re-classification or re-division to be incurred pursuant to the applicable Basket into which such amount is re-classified or re-divided at such time). For the avoidance of doubt, the amount of any Incremental Term Loan, Incremental Equivalent Debt or other Indebtedness that shall be allocated to each such Basket shall be determined by the Borrower at the time of such division, classification, re-division or re-classification, as applicable. If any amount of an Incremental Term Loan, Incremental Equivalent Debt or other Indebtedness incurred under any provision in this Agreement or any other Loan Document (or any portion thereof) previously divided and classified (or re-divided and re-classified) as set forth above under any Fixed Basket, could subsequently be re-divided and re-classified under the Non-Fixed Basket, such re-division and re-classification shall be deemed to occur automatically, in each case, unless otherwise elected by the Borrower.

Section 1.11 Interest Rates; ~~LIBOR~~Benchmark Notifications. The interest rate on ~~Eurodollar Rate Loans is determined by reference to the Eurodollar Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Rate Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate~~a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event,

~~a Term SOFR Transition Event or an Early Opt-in Election,~~ Section 2.11(b) ~~and Section 2.11(c) provide the~~provides a mechanism for determining an alternative rate of interest. The ~~Administrative Agent will promptly notify the Borrower, pursuant to Section 2.11(e), of any change to the reference rate upon which the interest rate on Eurodollar Rate Loans is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to ~~the London interbank offered rate or other rates in the definition of “Eurodollar Rate”~~any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof ~~(including, without limitation, (a) any such alternative, successor or replacement rate implemented pursuant to Section 2.11(b) or Section 2.11(c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (b) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.11(d)),~~, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the ~~Eurodollar Rate~~existing interest rate being replaced or have the same volume or liquidity as did ~~the London interbank offered~~any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.12 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Capital Stock at such time.

ARTICLE 2 THE CREDITS

Section 2.01 Commitments.

(a)
Subject to the terms and conditions set forth herein, each Initial Term Lender severally, and not jointly, agrees to make Initial Term Loans to the Borrower on the Closing Date in Dollars in a principal amount equal to its Initial Term Loan Commitment. Amounts paid or prepaid in respect of the Initial Term Loans may not be reborrowed.

(b)
Subject to the terms and conditions set forth herein, each Delayed Draw Term Lender severally, and not jointly, agrees to make “Delayed Draw Term Loans” to the Borrower in Dollars from time to time (but in any event limited to three drawings, each in a minimum aggregate principal amount of at least $10,000,000), on any Business Day until the Delayed Draw Term Commitment Termination Date, in a principal amount not to exceed its Delayed Draw Term Commitment. Amounts paid or prepaid in respect of Delayed Draw Term Loans may not be reborrowed. Once funded, Delayed Draw Term Loans will initially be of the same Type and will have the same

Interest Period as the Initial Term Loans (allocated pro rata if multiple Interest Periods shall be in effect at such time) outstanding at the time of the borrowing of such Delayed Draw Term Loan.

(c)
Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment or Incremental Facility Amendment, each Lender with an Additional Term Loan Commitment of a given Class, severally and not jointly, agrees to make Additional Term Loans of such Class to the Borrower, which Additional Term Loans shall not exceed for any such Lender at the time of any incurrence thereof the Additional Term Loan Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment or Incremental Facility Amendment.

Section 2.02 Loans and Borrowings.

(a)
Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.

(b)
Subject to Section 2.01 and Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or ~~Eurodollar Rate~~Term Benchmark Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any ~~Eurodollar Rate~~Term Benchmark Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such ~~Eurodollar Rate~~Term Benchmark Loan shall be deemed to have been made and held by such Lender, and the obligation of the Borrower to repay such Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.12 shall apply).

(c)
At the commencement of each Interest Period for any ~~Eurodollar Rate~~Term Benchmark Borrowing, such Borrowing shall comprise an aggregate principal amount that is an integral multiple of $100,000 and not less than $500,000. Each ABR Borrowing when made shall be in a minimum principal amount of $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of four (4) different Interest Periods in effect for ~~Eurodollar Rate~~Term Benchmark Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time).

(d)
Notwithstanding any other provision of this Agreement, the Borrower shall not, nor shall it be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the relevant Loans.

Section 2.03 Requests for Borrowings. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of ~~Eurodollar Rate~~Term Benchmark Loans shall be made upon irrevocable notice by the Borrower to the Administrative Agent. Each such notice must be in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower or by telephone (and promptly confirmed by delivery of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower) and must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or

“.tif”)) not later than 1:00 p.m. (i) three U.S. Government Securities Business Days prior to the requested day of any Borrowing, conversion or continuation of ~~Eurodollar Rate~~Term Benchmark Loans (or one U.S. Government Securities Business Day in the case of any ~~Eurodollar Rate~~Term Benchmark Loans to be made on the Closing Date) and (ii) 11:00 a.m. one Business Day prior to the requested date of any Borrowing of ABR Loans (or, in each case, such later time as shall be acceptable to the Administrative Agent); provided, however, that if the Borrower wishes to request ~~Eurodollar Rate~~Term Benchmark Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Borrower must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of the relevant Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is approved by each Lender and (B) not later than 12:00 p.m. three U.S. Government Securities Business Days before the requested date of the relevant Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower whether or not the requested Interest Period is approved by each of the appropriate Lenders.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested ~~Eurodollar Rate~~Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise each Lender of the details and amount of any Loan to be made as part of the relevant requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section 2.03 or (y) in the case of any ~~Eurodollar Rate~~Term Benchmark Borrowing, no later than one U.S. Government Securities Business Day following receipt of a Borrowing Request in accordance with this Section 2.03.

Section 2.04 Funding of Borrowings.

(a)
Each Lender shall make each Loan to be made by it hereunder not later than 1:00 p.m. on the Business Day specified in the applicable Borrowing Request by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the account designated in the relevant Borrowing Request or as otherwise directed by the Borrower.

(b)
Unless the Administrative Agent has received notice from any Lender that such Lender will not make available to the Administrative Agent such Lender’s share of any Borrowing prior to the proposed date of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Loans comprising such Borrowing at such time. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing and the obligation of the Borrower to repay the Administrative Agent such corresponding amount pursuant to this Section 2.04(b) shall cease. If the Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder.

Section 2.05 Type; Interest Elections.

(a)
Each Borrowing shall initially be of the Type specified in the applicable Borrowing Request and, in the case of a ~~Eurodollar Rate~~Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert any Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a ~~Eurodollar Rate~~Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders, based upon their Applicable Percentages and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)
To make an election pursuant to this Section 2.05, the Borrower shall (i) deliver an Interest Election Request, appropriately completed and signed by a Responsible Officer of the Borrower or (ii) provide telephonic notice (promptly confirmed in writing by delivery of a written Interest Election Request, appropriately completed and signed by a Responsible Officer of the Borrower) of the applicable election to the Administrative Agent. If any such Interest Election Request requests a ~~Eurodollar Rate~~Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c)
Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d)
If the Borrower fails to deliver a timely Interest Election Request with respect to a ~~Eurodollar Rate~~Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, such Borrowing shall be converted at the end of such Interest Period to a ~~Eurodollar Rate~~Term Benchmark Borrowing with an Interest Period of one month. Notwithstanding anything to the contrary herein, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a ~~Eurodollar Rate~~Term Benchmark Borrowing and (ii) unless repaid, each ~~Eurodollar Rate~~Term Benchmark Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period applicable thereto.

Section 2.06 Automatic Termination and Reduction of Commitments. Unless previously terminated, (a) the Initial Term Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date (b) the aggregate Delayed Draw Term Commitments on the Closing Date shall (i) automatically be reduced upon the making of any Delayed Draw Term Loans by an amount equal to the Delayed Draw Term Loans so made and (ii) automatically and permanently be reduced to zero on the Delayed Draw Term Commitment Termination Date and (c) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment or Incremental Facility Amendment, the undrawn amount thereof shall automatically terminate.

Section 2.07 Repayment of Loans; Evidence of Debt.

(a)
(i) The Borrower hereby unconditionally promises to repay the outstanding principal amount of the Initial Term Loans to the Administrative Agent for the account of each Term Lender (A) commencing at the end of the first full Fiscal Quarter ended after the Amendment No. 3 Closing Date, and payable at the end of such Fiscal Quarter and each Fiscal Quarter thereafter (prior to the Term Loan Maturity Date), in a quarterly amount equal to 0.25% of the original principal amount of the Initial Term Loans as of the Amendment No. 3 Closing Date (each such date being referred to as a “Loan Installment Date”), as such payments may be (x) reduced from time to time as a result of the application of prepayments in accordance with Section 2.08 or repurchases in accordance with Section 9.05(g), (y) increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.19(a)) or (z) adjusted pursuant to clause (iii) below and (B) on the Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(ii)
The Borrower shall repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Refinancing Amendment, Incremental Facility Agreement or Extension Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.08 or repurchases in accordance with Section 9.05(g)).

(iii)
From the making of any Delayed Draw Term Loan, subject to adjustments identified by clauses (a)(i)(A)(x) and (y) above, the Initial Term Loans (as increased by such Delayed Draw Term Loans) shall be entitled to quarterly scheduled amortization payments that represent the same percentage as the amortization, expressed as a percentage, that is applicable to the Initial Term Loans immediately prior to such Borrowing of Delayed Draw Term Loans (it being understood that, for the avoidance of doubt, no such making of any Delayed Draw Term Loans shall result in a decrease in the amortization applicable to any Term Loans outstanding immediately prior to such Borrowing of Delayed Draw Term Loan).

(b)
Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)
The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)
The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the

Borrower to repay the Loans in accordance with the terms of this Agreement; provided, further, that in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (d) of this Section and any Lender’s records, the accounts of the Administrative Agent shall govern.

(e)
Any Lender may request that any Loan made by it be evidenced by a Promissory Note (or Delayed Dram Term Note, as the case may be). In such event, the Borrower shall prepare, execute and deliver a Promissory Note payable to such Lender and its registered assigns; it being understood and agreed that such Lender (and/or its applicable assign) shall be required to return such Promissory Note or Delayed Draw Term Note to the Borrower in accordance with Section 9.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable). If any Lender loses the original copy of its Promissory Note or Delayed Draw Term Note, it shall execute an affidavit of loss containing an indemnification provision reasonably satisfactory to the Borrower.

Section 2.08 Prepayment of Loans.

(a)
Optional Prepayments.

(i)
Upon prior notice in accordance with paragraph (a)(ii) of this Section, the Borrower shall have the right at any time and from time to time to (x) reduce the aggregate principal amount of the unused Delayed Draw Term Commitments or (y) prepay any Borrowing of Loans of any Class in whole or in part without premium or penalty (but subject

(A) in the case of Borrowings of Initial Term Loans only, to Section 2.09(d) and (B) if applicable, to Section 2.13). Each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages of the relevant Class.

(ii)
The Borrower shall notify the Administrative Agent by telephone (promptly confirmed in writing) of any prepayment under this Section 2.08(a) (i) in the case of any prepayment of a ~~Eurodollar Rate~~Term Benchmark Borrowing, not later than 1:00 p.m. three U.S. Government Securities Business Days before the date of prepayment or (ii) in the case of any prepayment of an ABR Borrowing, not later than 11:00 a.m. one Business Day before the date of prepayment (or, in the case of clauses (i) and (ii), such later time as to which the Administrative Agent may agree). Each such notice shall be irrevocable (except as set forth in the proviso to this sentence) and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that any notice of prepayment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of a Borrowing of the same Type and Class as provided in Section 2.02(c) or such lesser amount that is then outstanding with respect to such Borrowing being repaid (and in increments of $100,000 in excess thereof or such lesser incremental amount that is then outstanding with respect to such Borrowing being repaid). Each prepayment of Term Loans shall be applied to the Class of Term Loans specified in the applicable prepayment notice, and each prepayment of Term Loans of such Class made pursuant to this Section 2.08(a) shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans of such Class in the manner specified by the

Borrower or, in the absence of any such specification on or prior to the date of such optional prepayment, in direct order of maturity.

(b)
Mandatory Prepayments.

(i)
No later than the fifth Business Day after the date on which the financial statements with respect to each Fiscal Year of Holdings are required to be delivered pursuant to Section 5.01(b), commencing with the Fiscal Year ending on or about December 31, 2018, the Borrower shall prepay the outstanding principal amount of Term Loans in accordance with clause (vii) of this Section 2.08(b) below in an aggregate principal amount equal to:

(A)
the Required Excess Cash Flow Percentage of Excess Cash Flow of the Borrower and its Restricted Subsidiaries for the Excess Cash Flow Period then ended, minus

(B)
at the option of the Borrower, without duplication of any amount deducted in calculating Excess Cash Flow for such Excess Cash Flow Period and excluding any such payment that reduced the amount required to be prepaid pursuant to this Section 2.08(b)(i) in the prior Excess Cash Flow Period, the aggregate principal amount of,

(1)
any Initial Term Loans prepaid pursuant to Section 2.08(a) and Additional Term Loans prepaid that rank pari passu in right of payment and security with the Initial Term Loans, solely (to the extent that such prepayments were not financed with the proceeds of other Indebtedness of the Borrower or its Restricted Subsidiaries) prior to such date, and

(2)
except to the extent deducted in the calculation of Excess Cash Flow, the amount of any reduction in the outstanding amount of any Term Loans resulting from any assignment made in accordance with Section 9.05(g) of this Agreement (including in connection with any Dutch Auction) prior to such date, in an amount equal to the lesser of the actual amount of cash paid in connection with the relevant assignment and the applicable reduction;

(ii)
No later than the fifth Business Day following the receipt of Net Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds, in each case, in excess of (x) $3,500,000 in a single transaction or series of related transactions or (y) the Threshold Amount in any Fiscal Year, the Borrower shall apply an amount equal to 100% of the Net Proceeds or Net Insurance/Condemnation Proceeds received with respect thereto in excess of such thresholds (the “Subject Proceeds”) to prepay the outstanding principal amount of Initial Term Loans and Additional Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with Section 2.09(e) below; provided that (A) if prior to the date any such prepayment is required to be made, no Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this clause (ii) in respect of the Subject Proceeds to the extent (x) the Subject Proceeds are so reinvested within 12 months following receipt thereof, or (y) the Borrower or any of its subsidiaries has committed to so reinvest the Subject Proceeds during such 12-month period and the Subject Proceeds are so reinvested within six months after the expiration of such 12-month period; it being understood that if the Subject Proceeds have not been so reinvested prior to the expiration of the applicable period, the Borrower shall promptly prepay the Subject Loans with the amount of the Subject Proceeds not so reinvested as set forth above (without regard to the immediately preceding proviso); and (B) if, at the time that any such prepayment would be required hereunder, the Borrower or any of its Restricted Subsidiaries is required to repay or repurchase any other Indebtedness (or offer to repay or repurchase any Indebtedness) that is secured on a pari passu basis with any Secured Obligation pursuant to the terms of the documentation governing such Indebtedness with the Subject Proceeds (such Indebtedness required to be so repaid or repurchased (or offered to be repaid or repurchased), the “Other Applicable Indebtedness”), then the relevant Person may apply the Subject Proceeds on a pro rata basis to the prepayment of the Subject Loans and to the repurchase or repayment of the Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and the Other Applicable Indebtedness (or accreted amount if such Other Applicable Indebtedness is issued with original issue discount) at such time); it being understood that (1) the portion of the Subject Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof (and the remaining amount, if any, of the Subject Proceeds shall be allocated to the Subject Loans in accordance with the terms hereof), and the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.08(b)(ii) shall be reduced accordingly and (2) to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof.

(iii)
In the event that the Borrower or any of its Restricted Subsidiaries receives Net Proceeds from the issuance or incurrence of Indebtedness by the Borrower or any of its Restricted Subsidiaries (other than Indebtedness that is permitted under Section 6.01, except to the extent the relevant Indebtedness constitutes (A) Refinancing Indebtedness incurred to refinance all or a portion of the Term Loans pursuant to Section 6.01(m) or Replacement Term Loans incurred to refinance Term Loans or Additional Term Loans in accordance with the requirements of Section 9.02(c), (B) Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.19 and/or (C) Incremental Equivalent Debt incurred to finance all or a portion of the Loans in accordance with the requirements of Section 6.01(s)) the Borrower shall, substantially simultaneously with (and in any event not later than the next succeeding Business Day) the receipt of such Net Proceeds by the Borrower or its applicable Restricted Subsidiary, apply an amount equal to 100% of such Net Proceeds to prepay the outstanding principal amount of the relevant Term Loans in accordance with Section 2.09(e) below.

(iv)
Notwithstanding any provision under this Section 2.08(b) to the contrary:

(A)
the Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.08(b)(i) or (ii) above to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary, the relevant Prepayment Asset Sale is consummated by any Foreign Subsidiary or the relevant Net Insurance/Condemnation Proceeds are received by any Foreign Subsidiary, as the case may be, for so long as the repatriation to the Borrower of any such amount would be prohibited under any Requirement of Law or conflict with the fiduciary duties of such Foreign Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Foreign Subsidiary (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by applicable Requirements of Law to permit such repatriation); it being understood that if the repatriation of the relevant affected Subject Proceeds or Excess Cash Flow, as the case may be, is permitted under the applicable Requirement of Law and, to the extent applicable, would no longer conflict with the fiduciary duties of such director, or result in, or be reasonably expected to result in, a material risk of personal or criminal liability for such Persons described above, the Borrower shall be required to mandatorily prepay the Term Loans (net of additional Taxes payable or reserved against as a result thereof) pursuant to this Section 2.08(b) to the extent required herein (without regard to this clause (iv)); and

(B)
if the Borrower determines in good faith that the repatriation to the Borrower as a distribution or dividend of any amounts required to mandatorily prepay the Term Loans pursuant to Sections 2.08(b)(i) or (ii) above that are attributable to Foreign Subsidiaries would result in a material and adverse Tax liability (including any withholding Tax) (such amount, a “Restricted Amount”), as reasonably determined by the Borrower, the amount that the Borrower shall be required to mandatorily prepay pursuant to Sections 2.08(b)(i) or (ii) above, as applicable, shall be reduced by the Restricted Amount until such time as it may repatriate to the Borrower the Restricted Amount without incurring such material and adverse Tax liability; provided that to the extent that the repatriation of any Subject Proceeds or Excess Cash Flow, as the case may be, from the relevant Foreign Subsidiary would no longer have a material and adverse Tax consequence, an amount equal to the Subject Proceeds or Excess Cash Flow, as applicable and to the extent available, not previously applied pursuant to this clause (B), shall be promptly applied to the repayment of the Term Loans pursuant to Section 2.08(b) as otherwise required above (without regard to this clause (iv)).

(v)
Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Term Loans required to be made by the Term Borrower pursuant to this Section 2.08(b), to decline all (but not a portion) of its Applicable Percentage of such prepayment (such declined amounts, the “Declined Proceeds”), in which case such Declined Proceeds may be retained by the Borrower; provided that for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.08(b)(iii) above to the extent that such prepayment is made with the Net Proceeds of (w) Refinancing Indebtedness incurred to refinance all or a portion of the Term Loans pursuant to Section 6.01(m), (x) Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.19, (y) Replacement Term Loans incurred to refinance all or any portion of the Term Loans in accordance with the requirements of Section 9.02(c) and/or (z) Incremental Equivalent Debt incurred to finance all or a portion of the Loans in accordance with the requirements of Section 6.01(s). If any Term Lender fails to deliver a notice to the Administrative Agent of its election to decline receipt of its Applicable Percentage of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Term Lender’s Applicable Percentage of the total amount of such mandatory prepayment of Term Loans.

Section 2.09 Fees.

(a)
The Borrower shall pay to the Administrative Agent for the account of each Delayed Draw Term Lender that is not a Defaulting Lender in accordance with its Pro Rata Share, a commitment fee (the “Delayed Draw Term Commitment Fee”) in Dollars equal to the Delayed Draw Term Commitment Fee Percentage times the actual daily amount by which the aggregate Delayed Draw

Term Commitments exceed the outstanding principal amount of the Delayed Draw Term Loans for the fiscal quarter then ending. The Delayed Draw Term Commitment Fee shall accrue at all times from the Closing Date until the Delayed Draw Term Commitment Termination Date, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December occurring prior to the Delayed Draw Term Commitment Termination Date, commencing with the first such date to occur after the Closing Date, and on the Delayed Draw Term Commitment Termination Date. The Commitment Fee shall be calculated quarterly in arrears.

(b)
The Borrower agrees to pay to the Administrative Agent, for its own account, the annual administration fee described in the Fee Letter.

(c)
All fees payable hereunder shall be paid on the dates due, in Dollars and in immediately available funds, to the Administrative Agent. Fees paid shall not be refundable under any circumstances except as otherwise provided in the Fee Letter.

(d)
If, on or prior to the date that is six months from the Amendment No. 3 Closing Date, a Repricing Transaction occurs, the Borrower will pay to the Administrative Agent for the ratable account of each Lender with outstanding Term Loans which are repaid or prepaid pursuant to such Repricing Transaction, a premium in an amount equal to 1.0% of the principal amount of the Term Loans prepaid or, in the case of any amendment, the principal amount of the Term Loans outstanding prior to such amendment (including each Lender that withholds its consent to such Repricing Transaction and is replaced or repaid as a Non-Consenting Lender under Section 2.16(b)), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of all Term Loans outstanding on such date pursuant to such Repricing Transaction.

(e)
Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year and shall be payable for the actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of a fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(i)
Except to the extent less than pro rata treatment with the Initial Term Loans is provided for in any Refinancing Amendment, any Incremental Facility Amendment or any Extension Amendment, each prepayment of Term Loans pursuant to Section 2.08(b) shall be applied ratably to each Class of Term Loans then outstanding (provided that any prepayment of Term Loans with the Net Proceeds of any Refinancing Indebtedness, Incremental Term Facility or Replacement Term Loans shall be applied to the applicable Class of Term Loans being refinanced or replaced). With respect to each Class of Term Loans, in connection with any mandatory prepayments by the Borrower of the Initial Term Loans pursuant to Section 2.08(b), such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are Base Rate Loans or ~~Eurodollar Rate~~Term Benchmark Loans; provided, that, if no Lenders exercise the right to waive a given mandatory prepayment of the Term Loans pursuant to Section 2.08(b)(v), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are Base Rate Loans to the full extent thereof before application to Term Loans that are ~~Eurodollar Rate~~Term Benchmark

Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.13.

(ii)
Prepayments made under Section 2.08(b) shall be (A) accompanied by accrued interest as required by Section 2.10, (B) subject to Section 2.13 and (C) in the case of prepayments of Initial Term Loans under Section 2.08(b)(iii)(A) above as part of a Repricing Transaction, subject to Section 2.09(d), but shall otherwise be without premium or penalty.

Section 2.10 Interest.

(a)
The Term Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)
The Term Loans comprising each ~~Eurodollar Rate~~Term Benchmark Borrowing shall bear interest at the Adjusted ~~Eurodollar~~Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)
Notwithstanding the foregoing, if any principal of or interest on any Term Loan or any fee payable by the Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest of any Term Loan, 2.00% plus the rate otherwise applicable to such Term Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any fees, 2.00% plus the rate applicable to Term Loans that are ABR Loans as provided in paragraph (a) of this Section.

(d)
Accrued interest on each Term Loan shall be payable in arrears on each Interest Payment Date for such Term Loan and on the Maturity Date applicable to such Loan; provided that (A) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any ~~Eurodollar Rate~~Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan shall be payable on the effective date of such conversion.

(e)
All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted ~~Eurodollar~~Term SOFR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

Section 2.11 Alternate Rate of Interest.

(a)
Subject to clauses (b), (c), (d), (e), and (f) ~~and (g)~~ of this Section 2.11, if prior to the commencement of any Interest Period for a ~~Eurodollar Rate~~Term Benchmark Borrowing:

(i)
the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted ~~Eurodollar~~Term SOFR Rate or ~~Eurodollar~~Term SOFR Rate, as applicable ~~(including, without limitation, by means of an Interpolated Rate)~~ for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii)
the Administrative Agent is advised by the Required Lenders that the Adjusted ~~Eurodollar~~Term SOFR Rate or ~~Eurodollar~~Term SOFR Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall promptly give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, ~~which the Administrative Agent agrees promptly to do, (i)~~ with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.05 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a ~~Eurodollar Rate~~Term Benchmark Borrowing ~~shall be ineffective~~and any and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a ~~Eurodollar Rate~~Term Benchmark Borrowing, such Borrowing shall ~~be made as~~instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for an ABR Borrowing.

(b)
Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) ~~or (b)~~ of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (~~c~~b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(c)
~~Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.~~

(c)
~~(d) In connection with the implementation of a Benchmark Replacement,~~ Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d)
~~(e)~~ The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event ~~or an Early Opt-in Election, as applicable,~~ and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (fe) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11.

(e)
~~(f)~~ Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR ~~or LIBO Rate~~) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)
~~(g)~~ Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a ~~Eurodollar~~Term Benchmark Borrowing of, conversion to or continuation of ~~Eurodollar~~Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

Section 2.12 Increased Costs.

(a)
If any Change in Law:

(i)
imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender ~~(except any such reserve requirement reflected in the Adjusted Eurodollar Rate)~~;

(ii)
subjects any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (c) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)
imposes on any Lender or the ~~London~~applicable offshore interbank market any other condition affecting this Agreement or ~~Eurodollar Rate~~Term Benchmark Loans made by such Lender;

and the result of any of the foregoing is to increase the cost to the relevant Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect of any ~~Eurodollar Rate~~Term Benchmark Loan in an amount deemed by such Lender to be material, then, within 30 days after the Borrower’s receipt of the certificate contemplated by paragraph (c) of this Section, the Borrower will pay to such Lender for such additional costs incurred or reduction suffered; provided that the Borrower shall not be liable for such compensation if (w) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (x) such Lender invokes Section 2.17, (y) in the case of requests for reimbursement under clause (iii) above resulting from a market disruption, (A) the relevant circumstances are not generally affecting the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders or (z) such Lender is not generally charging such amounts to similarly situated borrowers under comparable syndicated credit facilities.

(b)
If any Lender determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then within 30 days of receipt by the Borrower of the certificate contemplated by paragraph (c) of this Section, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that the Borrower shall not be liable for such compensation if the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

(c)
Any Lender requesting compensation under this Section 2.12 shall be required to deliver a certificate to the Borrower (with a copy to the Administrative Agent) that (i) sets forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section and (ii) sets forth in reasonable detail the manner in which such amount or amounts was determined and (iii) certifies that such Lender is generally charging such amounts to similarly situated borrowers, which shall be conclusive absent manifest error.

(d)
Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided, however, that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.13 Break Funding Payments. In the event of (a) the conversion or prepayment of any principal of any ~~Eurodollar Rate~~Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), (b) the failure to borrow, convert, continue or prepay any ~~Eurodollar Rate~~Term Benchmark Loan on the date or in the amount specified in any notice delivered pursuant hereto or (c) the assignment of any ~~Eurodollar Rate~~Term Benchmark Loan of any Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense incurred by such Lender that is attributable to such event (other than loss of profit).  ~~In the case of a Eurodollar Rate Loan, the loss, cost or expense of any Lender shall be the amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Eurodollar Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Eurodollar market; it being understood that such loss, cost or expense shall in any case exclude any interest rate floor and all administrative, processing or similar fees.~~ Any Lender requesting compensation under this Section 2.13 shall be required to deliver a certificate to the Borrower that (i) sets forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, the basis therefor and, in reasonable detail, the manner in which such amount or amounts were determined and (ii) certifies that such Lender is generally charging the relevant amounts to similarly situated borrowers under comparable syndicated credit facilities, which certificate shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

Section 2.14 Taxes.

(a)
Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable Requirements of Law. If any applicable Requirement of Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then (i) if such Tax is an Indemnified Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions or withholdings have been made (including deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section 2.14) each Lender (or, in the case of payments made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Withholding Agent shall make such deductions or withholdings and (iii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(b)
In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c)
The Loan Parties shall, jointly and severally, indemnify the Administrative Agent and each Lender within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by the Administrative Agent or such Lender, as applicable, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted A certificate to the Borrower setting forth, in reasonable detail, the basis and calculation of the amount of the relevant payment or liability shall be conclusive absent manifest error.

(d)
Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes imposed on or with respect to any payment under any Loan Document that is attributable to such Lender (but only to the extent that no Loan Party has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.05(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes that are attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to any Lender under any Loan Document or otherwise payable by the Administrative Agent to any Lender from any other source against any amount due to the Administrative Agent under this clause (d).

(e)
As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority as contemplated in this Section 2.14, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent.

(f)
Status of Lenders.

(i)
Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation as the Borrower or the Administrative Agent may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (B) and (D) below) shall not be required if in the Lender’s reasonable judgment such completion execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)
Without limiting the generality of the foregoing,

(A)
each Lender that is not a Foreign Lender shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)
each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)
(x) with respect to payments of interest under any Loan Document, in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party, executed copies of IRS Form W-8BEN or IRS W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party, IRS Form W-8BEN or IRS W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed copies of IRS Form W-8ECI or W-8EXP (or any successor form);

(3)
in the case of any Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS W-8BEN-E (or any successor form); or

(4)
to the extent any Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or any successor form), accompanied by IRS Form W-8ECI or W-8EXP (or any successor form), IRS Form W-8BEN or IRS W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner;

(C)
each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two executed copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)
if a payment made to the Administrative Agent or any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if the Administrative Agent or such Lender, as applicable, were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Administrative Agent or such Lender, as applicable, shall deliver to the Borrower and the Administrative Agent (or, in the case of documentation delivered by the Administrative Agent, to the Borrower) at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that the Administrative Agent or such Lender, as applicable, has complied with the Administrative Agent’s or such Lender’s obligations, as applicable, under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Notwithstanding anything to the contrary in this Section 2.14(f), no Lender shall be required to provide any form or certification that such Lender is not legally entitled to deliver.

(g)
On or before the Amendment No. 3 Closing Date, the Administrative Agent (or any successor or replacement Administrative Agent shall, on or before the date on which it becomes the Administrative Agent hereunder), deliver to the Borrower two duly executed copies of either (i) IRS Form W-9, or (ii) IRS Form W-8ECI (with respect to any payments to be received on its own behalf) and IRS Form W-8IMY (for all other payments), establishing that the Borrower can make payments to the Administrative Agent without deduction or withholding of any Taxes imposed by the United States, including Taxes imposed under FATCA

(h)
If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by any Loan Party or with respect to which such Loan Party has paid additional amounts pursuant to this Section 2.14, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.14 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the Administrative Agent or any Lender be required to pay any amount to any Loan Party pursuant to this paragraph (h) to the extent that the payment thereof would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the position that the Administrative Agent or such Lender would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.14 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the relevant Loan Party or any other Person.

(i)
For purposes of this Section 2.14, the term “Requirements of Law” includes

FATCA.

(j)
Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.15 Payments Generally; Allocation of Proceeds; Sharing of Payments.

(a)
Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m. on the date when due, in immediately available funds, without set-off (except as otherwise provided in Section 2.14) or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated by the Administrative Agent to the Borrower, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Person or Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as provided in Sections 2.16(b) and 2.17, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans of a given Class and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages of the applicable Class. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount. All payments hereunder shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b)
Subject in all respects to the provisions of the Intercreditor Agreement, all proceeds of Collateral received by the Administrative Agent while an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Section 7.01, shall be applied, first, to the payment of all costs and expenses then due incurred by the Administrative Agent in connection with any collection, sale or realization on Collateral or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, on a pro rata basis, to pay any fees, indemnities or expense reimbursements then due to the Administrative Agent (other than those covered in clause first above) from the Borrower constituting Secured Obligations, third, on a pro rata basis in accordance with the amounts of the Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) owed to the Secured Parties on the date of any such distribution, to the payment in full of the Secured Obligations; fourth, as provided in the Intercreditor Agreement, and fifth, to, or at the direction of, the Borrower or as a court of competent jurisdiction may otherwise direct.

(c)
If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any of its Loans of any Class held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and accrued interest thereon than the proportion received by any other Lender with Loans of such Class, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans of such Class of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any of its Loans to any permitted assignee or participant, including any payment made or deemed made in connection with Sections 2.19, 2.20 and 9.02(c). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.15(c) and will, in each case, notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.15(c) shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
(d)
Unless the Administrative Agent has received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender the amount due. In such event, if the Borrower has not in fact made such payment, then each Lender severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)
If any Lender fails to make any payment required to be made by it pursuant to Section 2.04(b) or Section 2.15(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.16 Mitigation Obligations; Replacement of Lenders.

(a)
If any Lender requests compensation under Section 2.12 or such Lender determines it can no longer make or maintain ~~Eurodollar Rate~~Term Benchmark Loans pursuant to Section 2.17, or such Lender requires any Loan Party to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as applicable, in the future or mitigate the impact of Section 2.17, as the case may be, and (ii) would not subject such Lender to any unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)
If (i) any Lender requests compensation under Section 2.12 or such Lender determines it can no longer make or maintain ~~Eurodollar Rate~~Term Benchmark Loans pursuant to Section 2.17, (ii) any Lender requires any Loan Party to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.13(a), (iii) any Lender is a Defaulting Lender, or (iv) in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained, as applicable, any Lender is a non-consenting Lender (each such Lender described in this clause (iv), a “Non-Consenting Lender”), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments of such Lender, and repay all Obligations of the Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.14) and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender has received payment of an amount equal to the outstanding principal amount of its Loans of such Class of Loans and/or Commitments, accrued interest thereon, accrued fees and all other amounts payable to it hereunder with respect to such Class of Loans and/or Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment would result in a reduction in such compensation or payments and (C) such assignment does not conflict with applicable

Requirements of Law. No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and the Borrower may not repay the Obligations of such Lender or terminate its Commitments, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees that if it is replaced pursuant to this Section 2.16, it shall execute and deliver to the Administrative Agent an Assignment and Assumption to evidence such sale and purchase and shall deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment and Assumption (provided that the failure of any Lender replaced pursuant to this Section 2.16 to execute an Assignment and Assumption or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register and any such Promissory Note shall be deemed cancelled. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment and Assumption or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b). To the extent that any Lender is replaced pursuant to Section 2.16(b)(iv) in connection with a Repricing Transaction requiring payment of a fee pursuant to Section 2.09(d), the Borrower shall pay to each Lender being replaced as a result of such Repricing Transaction the fee set forth in Section 2.09(d).

Section 2.17 Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to Adjusted ~~Eurodollar~~Term SOFR Rate, or to determine or charge interest rates based upon the Adjusted ~~Eurodollar~~Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue ~~Eurodollar Rate~~Term Benchmark Loans or to convert ABR Loans to ~~Eurodollar Rate~~Term Benchmark Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the ~~Eurodollar~~Term SOFR Rate component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar~~Term SOFR Rate component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly). Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, convert all of such Lender’s ~~Eurodollar Rate~~Term Benchmark Loans to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar~~Term SOFR Rate component of the Alternate Base Rate) either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurodollar Rate~~Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurodollar Rate~~Term Benchmark Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.13 in connection with such payment) and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~Eurodollar~~Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the ~~Eurodollar~~Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the ~~Eurodollar~~Term SOFR Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be materially disadvantageous to such Lender.

Section 2.18 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then for so long as such Lender is a Defaulting Lender, the Loans and the Commitments of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Section 2.19 Incremental Credit Extensions.

(a)
The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment add one or more new tranches of term facilities and/or increase the principal amount of the Term Loans (other than the Delayed Draw Term Loans) of any existing Class by requesting new commitments to provide such Term Loans (any such new tranche or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility after the Amendment No. 3 Closing Date, “Incremental Term Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that:

(i)
no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree),

(ii)
except as the Borrower and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender,

(iii)
no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Loan,

(iv)
except as otherwise permitted herein, the terms of any Incremental Term Facility (other than any terms which are applicable only after the Maturity Date of any then-existing tranche of Term Loans) must be substantially consistent with those applicable to any then-existing Term Loans or otherwise reasonably acceptable to the Administrative Agent,

(v)
the Effective Yield (and the components thereof) applicable to any Incremental Facility may be determined by the Borrower and the lender or lenders providing such Incremental Facility; provided that, in the case of any Incremental Term Facility that is pari passu with the Initial Term Loans in right of payment and with respect to security entered into within twelve (12) months after the Amendment No. 3 Closing Date, the Effective Yield applicable thereto may not be more than 0.50% higher than the Effective Yield applicable to the Initial Term Loans unless the Applicable Rate with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield with respect to such Incremental Facility, minus, 0.50%,

(vi)
the final maturity date with respect to any Incremental Term Loans shall be no earlier than the Latest Term Loan Maturity Date at the time of incurrence thereof,

(vii)
the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayments thereof),

(viii)
(A) any Incremental Term Facility may rank pari passu with or junior to any then-existing tranche of Term Loans, as applicable, in right of payment and/or security or may be unsecured (and to the extent the relevant Incremental Facility is pari passu with or subordinated to any then-existing tranche of Term Loans in right of payment or security and documented in a separate agreement, it shall be subject to an Acceptable Intercreditor Agreement) and (B) no Incremental Facility may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by any assets other than the Collateral,

(ix)
(A) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are pari passu in right of payment and security with any then-existing Term Loans shall be made on a pro rata basis with such existing Term Loans and

(B) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are subordinated in right of payment or security with any existing Term Loans shall be made on a junior basis with respect to such existing Term Loans, except that the Borrower and the lenders providing the relevant Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any such prepayment on a less than pro rata basis (but not on a greater than pro rata basis),

(x)
subject to Section 2.19(f), no Event of Default shall exist immediately prior to or after giving effect to the effectiveness of such Incremental Facility,

(xi)
the proceeds of any Incremental Facility may be used for working capital and other general corporate purposes (including acquisitions, Investments and Restricted Payments) and any other use not prohibited by this Agreement, and

(xii)
on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.05 or 2.10 above, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Borrower, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xii) may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding ~~Eurodollar Rate~~Term Benchmark Loans of the relevant Class and which end on the last day of such Interest Period.

(b)
Incremental Commitments may be provided by any existing Lender (in its sole discretion), or by any other Eligible Assignee (any such other lender being called an “Additional Lender”); provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to the relevant Additional Lender’s provision of Incremental Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such Additional Lender; provided, further, that any Additional Lender that is an Affiliated Lender shall be subject to the provisions of Section 9.05(g), mutatis mutandis, to the same extent as if the relevant Incremental Commitments and related Obligations had been acquired by such Lender by way of assignment.

(c)
Each Lender or Additional Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Additional Lender shall become a Lender for all purposes in connection with this Agreement.

(d)
As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its request, the Administrative Agent shall have received customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall have received, from each Additional Lender, an administrative questionnaire, in the form provided to such Additional Lender by the Administrative Agent (the “Administrative Questionnaire”) and such other documents as it shall reasonably require from such Additional Lender, (iii) the Administrative Agent and Lenders shall have received all fees required to be paid in respect of such Incremental Facility or Incremental Loans, (iv) subject to Section 2.19(f), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Loans were subject to Section 2.03 or another written request, the form of which is reasonably acceptable to the Administrative Agent and (v) the Administrative Agent shall have received a certificate of the Borrower signed by a Responsible Officer thereof:

(A)
certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower approving or consenting to such Incremental Facility or Incremental Loans, and

(B)
to the extent applicable, certifying that the condition set forth in clause (a)(x) above has been satisfied.

(e)
The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments pursuant to this Section 2.19 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.19.

(f)
Notwithstanding anything to the contrary in this Section 2.19 or any other provision of any Loan Document, if the proceeds of any Incremental Term Facility will be used to consummate a Limited Conditionality Acquisition and the Borrower has made an LCA Election with respect to such Limited Conditionality Acquisition, the condition that, at the time of the effectiveness of any Incremental Term Facility (and after giving effect thereto), no Event of Default shall exist, may be tested and satisfied as of the LCA Test Date; provided, that, (x) upon the effectiveness of any Incremental Term Facility, no Event of Default under Section 7.01(a), 7.01(f) or 7.01(g) shall exist and (y) the availability of such Incremental Term Facility shall nevertheless be subject to customary “specified” and “acquisition agreement” representations.

(g)
This Section 2.19 shall supersede any provision in Section 2.15 or 9.02 to the contrary.

Section 2.20 Extensions of Loans.

(a)
Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Loans or Commitments of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans of such Class) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of such Lender’s Loans of such Class and otherwise modify the terms of such Loans pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or Commitments (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”, and each group of Loans or Commitments, as applicable, in each case as so extended, and the original Loans and the original Commitments (in each case not so extended), being a “tranche”); it being understood that any Extended Term Loans shall constitute a separate tranche of Loans from the tranche of Loans from which they were converted, so long as the following terms are satisfied:

(i)
except as to (A) interest rates, fees, amortization, final maturity date, premiums, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Borrower and any Lender who agrees to an Extension of its Term Loans and set forth in the relevant Extension Offer) and (B) any covenants or other provisions applicable only to periods after the Latest Maturity Date (in each case, as of the date of such Extension), the Term Loans of any Lender extended pursuant to any Extension (any such extended Term Loans, the “Extended Term Loans”) shall have the same terms (or terms not less favorable to existing Lenders) as the tranche of Term Loans subject to the relevant Extension Offer; provided, however, that any representations and warranties, affirmative and negative covenants (including financial covenants) and events of default applicable to such tranche of Extended Term Loans that also expressly apply to (and for the benefit of) the tranche of Term Loans subject to the Extension Offer and each other Class of Term Loans hereunder may be more favorable to the lenders of the applicable tranche of Extended Term Loans than those originally applicable to the tranche of Term Loans subject to the Extension Offer;

(ii)
the final Maturity Date of any Extended Term Loans may be no earlier than the then applicable Latest Maturity Date at the time of Extension;

(iii)
the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing Term Loans;

(iv)
any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments (but, for purposes of clarity, not scheduled amortization payments) in respect of the Term Loans, in each case as specified in the relevant Extension Offer;

(v)
if the aggregate principal amount of Loans in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the

Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(vi)
unless the Administrative Agent otherwise agrees, any Extension must be in a minimum amount of $5,000,000;

(vii)
any applicable Minimum Extension Condition must be satisfied or waived by the Borrower; and

(viii)
any documentation in respect of any Extension shall be consistent with the foregoing.

(b)
(i) No Extension consummated in reliance on this Section 2.20, shall constitute a voluntary or mandatory prepayment for purposes of Section 2.08, (ii) the scheduled amortization payments (insofar as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.07 shall be adjusted to give effect to any Extension of any Class of Loans and (iii) except as set forth in clause (a)(vi) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may, at its election, specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Borrower’s sole discretion) of Loans or Commitments (as applicable) of any or all applicable tranches be tendered; it being understood that the relevant Borrower may, in its sole discretion, waive any such Minimum Extension Condition. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.20 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.07, 2.08 or 2.15) or any other Loan Document that may otherwise prohibit any Extension or any other transaction contemplated by this Section.

(c)
No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans of any Class (or a portion thereof). All Extended Term Loans and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendments to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.20.

(d)
In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.20.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

On the Closing Date and on the other dates required pursuant to Article IV, Holdings (solely with respect to Sections 3.01, 3.02, 3.03, 3.07, 3.08, 3.09, 3.13, 3.14, 3.16 and 3.17) and the Borrower, represent and warrant to the Lenders that:

Section 3.01 Organization; Powers. Holdings, the Borrower and each of its Restricted Subsidiaries (a) is (i) duly organized and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where the ownership, lease or operation of its properties or conduct of its business requires such qualification, except, in each case referred to in this Section 3.01 (other than clause (a)(i) and clause (b) with respect to the Borrower) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02 Authorization; Enforceability. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party are within such Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

Section 3.03 Governmental Approvals; No Conflicts. The execution and delivery of each Loan Document by each Loan Party party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), could reasonably be expected to result in a Material Adverse Effect.

Section 3.04 Financial Condition; No Material Adverse Effect.

(a)
The financial statements (i) of Target provided pursuant to Section 4.01(c)(i) and (ii) after the Closing Date, most recently provided pursuant to Section 5.01(a) or (b), as applicable, present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings on a consolidated basis as of such dates and for such periods in accordance with GAAP, subject, in the case of financial statements provided pursuant to Section 5.01(a), to the absence of footnotes and normal year-end adjustments.

(b)
Since December 31, 2020, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05 Properties.

(a)
As of the Amendment No. 3 Closing Date, Schedule 1.01(c) sets forth the address of each Real Estate Asset (or each set of such assets that collectively comprise one operating property) having a fair market value in excess of $2,500,000 that is owned in fee simple by any Loan Party.

(b)
The Borrower and each of its Restricted Subsidiaries have good and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good title to their personal property and assets, in each case, except (i) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes or (ii) where the failure to have such title or rights would not reasonably be expected to have a Material Adverse Effect.

(c)
The Borrower and its Restricted Subsidiaries solely and exclusively own or otherwise have a valid license or right to use all rights in any and all intellectual property or other similar proprietary rights throughout the world, including any and all Patents, Trademarks, Copyrights, domain names, design rights, technology, software, trade secrets, know-how, database rights and all related documentation, registrations, additions, improvements or accessions, and all goodwill associated with the foregoing (collectively, “IP Rights”) that are used in, held for use in or otherwise necessary for their respective businesses as presently conducted without any infringement, dilution, misappropriation or other violation of the IP Rights of third parties, except to the extent the failure to own or have a license or have rights to use would not, or where such infringement, dilution, misappropriation or other violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of Borrower, threatened against Borrower or any Restricted Subsidiary, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.06 Litigation and Environmental Matters.

(a)
There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)
Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Borrower nor any of its subsidiaries is subject to or has received notice of any Environmental Claim or knows of any basis for any Environmental Claim against the Borrower or its subsidiaries and (ii) neither the Borrower nor any of its subsidiaries (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Governmental Authorization required under any Environmental Law or (B) is subject to, or knows of any basis for, any Environmental Liability.

(c)
Neither the Borrower nor any of its subsidiaries has conducted any Hazardous Materials Activities in a manner that would reasonably be expected to have a Material Adverse Effect.

Section 3.07 Compliance with Laws. Each of Holdings, the Borrower and each of its Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property, except, in each case, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; it being understood and agreed that this Section 3.07 shall not apply to the Requirements of Law covered by Section 3.15.

Section 3.08 Investment Company Status. None of Holdings, the Borrower or any of its Restricted Subsidiaries is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940.

Section 3.09 Taxes. Each of Holdings, the Borrower and each of its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.10 ERISA.

(a)
Each Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable Requirements of Law, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect. There are no pending, or to the knowledge of the Borrower or any of its Subsidiaries, threatened material claims (other than claims for benefits in the ordinary course), sanctions, actions, suits, or proceedings asserted or instituted by any Person against any Plan or any Person as fiduciary or sponsor of any Plan, except as would not result in a Material Adverse Effect.

(b)
No ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect.

Section 3.11 Disclosure.

(a)
As of the Amendment No. 3 Closing Date, and with respect to information relating to the Target and its subsidiaries, to the knowledge of the Borrower, all written information (other than the Projections, other forward-looking and/or projected information and information of a general economic or industry-specific nature) concerning Holdings, the Borrower and its subsidiaries that was included in the Information Memorandum or as otherwise prepared by or on behalf of Holdings, the Borrower and its subsidiaries or their respective representatives and made available to any Lender or the Administrative Agent in connection with the refinancing of the Obligations contemplated by Amendment No. 3 on or before the Amendment No. 3 Closing Date (the “Information”), when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time).

(b)
The Projections have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time furnished (it being recognized that such Projections are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, that no assurance can be given that any particular financial projections will be realized, that actual results may differ from projected results and that such differences may be material).

(c)
As of the Amendment No. 3 Closing Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the

Amendment No. 3 Closing Date to any Lender in connection with this Agreement is true and correct in all respects.

Section 3.12 Security Interest in Collateral. Subject to the terms of the last paragraph of Section 4.01, the Legal Reservations, the Perfection Requirements, the Intercreditor Agreement and the provisions of this Agreement and the other relevant Loan Documents, the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Collateral Documents) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein.

Section 3.13 Labor Disputes. As of the Amendment No. 3 Closing Date, except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts or slowdowns against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened and (b) the hours worked by and payments made to employees of the Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirements of Law dealing with such matters.

Section 3.14 Federal Reserve Regulations.

(a)
None of Holdings, the Borrower nor any of their respective Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b)
No part of the proceeds of any Loan has been or will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation T, U or X.

Section 3.15 Anti-Terrorism Laws.

(a)
None of Holdings, the Borrower, any of their respective Subsidiaries, any of their respective directors, officers, or employees nor, to the knowledge of the Borrower, any of their respective agents or Affiliates is (i) a Person on the list of “Specially Designated Nationals and Blocked Persons” maintained by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any other sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, Her Majesty’s Treasury of the United Kingdom, the European Union or any European Union member state, (ii) located, organized or resident in a Sanctioned Country, (iii) owned or controlled by any Person or Persons described in the foregoing clauses (i) or (ii), or (iv) a Person otherwise currently the target of any Sanctions.

(b)
Each of Holdings, the Borrower, and each of their respective Subsidiaries is in compliance, in all material respects, with (i) applicable Sanctions, (ii) the USA PATRIOT Act, to the extent applicable, and (c) the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”) and all other applicable anti-corruption laws (collectively with the FCPA, “Anti-Corruption Laws”). No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

Section 3.16 Solvency.

As of the Amendment No. 3 Closing Date and immediately after giving effect to the refinancing of the Obligations contemplated pursuant to Amendment No. 3 on the Closing Date; (i) the sum of the debt (including contingent liabilities) of the Borrower and its subsidiaries, taken as a whole, does not exceed the fair value of the assets (on an ongoing basis) of the Borrower and its subsidiaries, taken as a whole; (ii) the present fair saleable value of the assets of the Borrower and its subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its subsidiaries, taken as a whole, on their debts as they become absolute and matured; (iii) the capital of the Borrower and its subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower and its subsidiaries, taken as a whole, contemplated as of the Amendment No. 3 Closing Date; and (iv) the Borrower and its subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 3.17 Capitalization and Subsidiaries. Schedule 3.17 sets forth as of the Amendment No. 3 Closing Date a correct and complete list containing (a) the name of each subsidiary of Holdings and the ownership interest therein held by Holdings or its applicable subsidiary, and (b) the type of entity of Holdings and each of its subsidiaries.

ARTICLE 4 CONDITIONS

Section 4.01 Closing Date. The obligations of each Lender to make Initial Term Loans on the Closing Date, hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)
Term Loan Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each Loan Party party thereto, a counterpart signed by such Loan Party (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of (A) this Agreement, (B) the Security Agreement, (C) any Intellectual Property Security Agreement, (D) the Loan Guaranty, (E) the Intercreditor Agreement and (F) each Promissory Note requested by a Lender at least three Business Days prior to the Closing Date and (ii) a Borrowing Request as required by Section 2.03.

(b)
Legal Opinions. The Administrative Agent shall have received, on behalf of itself and the Lenders on the Closing Date, a customary written opinion of Vinson & Elkins LLP, in its capacity as special counsel to the Loan Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders.

(c)
Financial Statements. The Administrative Agent shall have received (i) an audited consolidated balance sheet and audited consolidated statements of income, stockholders’ equity and cash flows of the Target as of and for the Fiscal Years ended on or about December 31, 2014 and December 31, 2015, (ii) unaudited consolidated balance sheets and related statements of income and cash flows of the Target for the Fiscal Quarter ended on or about September 30, 2016 and (iii) a pro forma consolidated balance sheet and related pro forma statement of income of the Borrower as of the last day of and for the four Fiscal Quarters ended on or about September 30, 2016, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of income); provided, that each such pro forma financial statement shall be prepared in good faith by the Borrower.

(d)
Secretary’s Certificate and Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that attached thereto are (x) a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization of such Loan Party attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (y) a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Closing Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution, delivery and performance of the Loan Documents, and, in the case of the Borrower, the borrowings and other obligations thereunder, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which such Loan Party is a party on the Closing Date and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from the relevant authority of its jurisdiction of organization.

(e)
Representations and Warranties. The (i) Specified Acquisition Agreement Representations shall be true and correct to the extent required by the terms of the definition thereof and

(ii) the Specified Representations shall be true and correct in all material respects on and as of the Closing Date; provided that (A) in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (1) the definition thereof shall be the definition of “Material Adverse Effect” for purposes of the making or deemed making of such Specified Representation on, or as of, the Closing Date (or any date prior thereto) and (2) such Specified Representation shall be true and correct in all respects.

(f)
Fees. Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder, the Administrative Agent shall have received (i) all fees required to be paid by the Borrower on the Closing Date pursuant to the Fee Letter and (ii) all expenses required to be paid by the Borrower for which invoices have been presented at least three Business Days prior to the Closing Date or such later date as the Borrower may agree (including the documented reasonable fees and expenses of legal counsel), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans.

(g)
Solvency. The Administrative Agent shall have received a certificate dated as of the Closing Date substantially in the form of Exhibit L from the chief financial officer (or other person with reasonably equivalent responsibilities) of the Borrower certifying as to the matters set forth therein.

(h)
Pledged Stock and Pledged Notes. Subject to the final paragraph of this Section 4.01, the Administrative Agent shall have received (i) the certificates representing the Capital Stock required to be pledged pursuant to the Security Agreement, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, and (ii) each Material Debt Instrument (if any) endorsed (without recourse) in blank (or accompanied by a transfer form endorsed in blank) by the pledgor thereof.

(i)
Perfection Certificate. The Administrative Agent shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby.

(j)
Filings, Registrations and Recordings. Subject to the last paragraph of this Section 4.01 and the terms of each applicable Collateral Document, each document (including any UCC (or similar) financing statement) required by the applicable Collateral Documents or under applicable Requirements of Law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Documents, prior and superior in right to any other Person (other than with respect to Permitted Liens and subject to the Intercreditor Agreement), shall be in proper form for filing, registration or recordation.

(k)
Closing Date Material Adverse Effect. Except as otherwise contemplated by the Acquisition Agreement, since December 22, 2016, no Material Adverse Effect shall have occurred.

(l)
Refinancing. Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder, all existing third party debt for borrowed money of the Target and its subsidiaries, other than (A) Indebtedness outstanding under any ABL Facility, (B) ordinary course capital leases, purchase money indebtedness, equipment financings, real estate financings, letters of credit and surety bonds; provided , that, the amounts permitted to survive under this clause (B) shall not exceed an aggregate amount of up to $45,000,000 and (C) other Indebtedness described on Schedule 6.01 hereto, will be repaid, redeemed, defeased, discharged, refinanced or terminated (or irrevocable notice for the repayment or redemption thereof will be given to the extent accompanied by any prepayments or deposits required to defease, terminate and satisfy in full the obligations under any related indentures or notes) and all commitments thereunder shall have been terminated (the actions described in this Section 4.01(l), the “Target Refinancing”).

(m)
USA PATRIOT Act. No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing at least ten Business Days in advance of the Closing Date, which documentation or other information has been reasonably determined by the Administrative Agent to be required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(n)
Acquisition. Substantially concurrently with the funding of the Initial Term Loans hereunder, the Acquisition shall be consummated in accordance with the terms of the Acquisition Agreement.

(o)
Equity Contribution. Prior to, or substantially concurrently with the funding of the Initial Term Loans hereunder, Holdings shall have received the Equity Contribution.

(p)
ABL Credit Agreement. The “Loan Documents” (as defined in the ABL Credit Agreement) required by the terms of the ABL Credit Agreement to be executed on the Closing Date shall have been, or substantially concurrently with the making of the Initial Term Loans hereunder on the Closing Date shall be, duly executed and delivered by each Loan Party that is party thereto.

(q)
Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower attesting to the matters set forth in Sections 4.01(e) and (k).

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by funding the Loans hereunder, the Administrative Agent and each Lender shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.

Notwithstanding the foregoing, to the extent that the Lien on any Collateral is not or cannot be created or perfected on the Closing Date (other than (a) execution and delivery of the Security Agreement by the Loan Parties, (b) a Lien on Collateral that is of the type that may be perfected solely by the filing of a financing statement under the UCC and (c) a Lien on the Capital Stock of the Borrower and each Subsidiary Guarantor (other than any subsidiary of the Target the certificate evidencing the Capital Stock of which has not been delivered to Merger Sub at least two Business Days prior to the Closing Date, to the extent Merger Sub has used commercially reasonable efforts to procure delivery thereof) that may be perfected on the Closing Date by the delivery of a stock or equivalent certificate (together with a stock power or similar instrument endorsed in blank for the relevant certificate)), in each case after the Merger Sub’s use of commercially reasonable efforts to do so without undue burden or expense, then the creation and/or perfection of such Lien shall not constitute a condition precedent to the availability or initial funding of the Term Facility on the Closing Date.

Section 4.02 Conditions to Delayed Draw Term Loans. The obligation of each Lender to honor any Borrowing Request in connection with a Delayed Draw Term Borrowing is subject to the following conditions precedent:

(a)
The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 3.04(a) shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b);

(b)
No Default or Event of Default shall exist, or would result from, such proposed Borrowing or from the application of the proceeds therefrom;

(c)
The Administrative Agent shall have received a Borrowing Request in accordance with the requirements hereof; and

(d)
A certificate, dated as of the date of such Borrowing, duly executed by a Responsible Officer of Holdings that (i) represents and warrants that the proceeds of such Delayed Draw Term Borrowing shall be used to consummate a Permitted Acquisition and (ii) sets forth calculations in reasonable detail demonstrating compliance with the Total Leverage Ratio of 4.25:1.00, after giving effect on a Pro Forma Basis to the Delayed Draw Term Loans to be borrowed on such date; provided, that, the condition set forth in this clause (d) may be tested as of the applicable LCA Test Date if so elected by the Borrower.

Each Borrowing Request (other than a Borrowing Request requesting only a conversion of Loans to the other Type or a continuation of ~~Eurodollar Rate~~Term Benchmark Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Borrowing.

ARTICLE 5 AFFIRMATIVE COVENANTS

From the Closing Date until the date that all Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in Cash (such date, the “Termination Date”), Holdings (solely with respect to Section 5.01(a), 5.01(b), 5.02, 5.03, 5.12 and 5.14) and the Borrower hereby covenant and agree with the Lenders that:

Section 5.01 Financial Statements and Other Reports. The Borrower will deliver to the Administrative Agent for delivery to each Lender:

(a)
Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Holdings as at the end of such Fiscal Quarter and the related consolidated statements of operations and cash flows of Holdings for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, together with customary “management discussion and analysis” (solely to the extent such customary “management discussion and analysis” is not contained in the public filings made by Holdings, the Borrower or its applicable Parent Company with any securities exchange or with the SEC with respect to such Fiscal Quarter), and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Responsible Officer Certification (which may be included in the applicable Compliance Certificate) with respect thereto; provided, that any comparison to a prior period will be a comparison between the entity or entities, as applicable, that issued the financial statements at the applicable time;

(b)
Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Holdings as at the end of such Fiscal Year and the related consolidated statements of operations, stockholders’ equity and cash flows of Holdings for such Fiscal Year and, commencing after the completion of the second full Fiscal Year ended after the Closing Date, setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year and (ii) with respect to such consolidated financial statements, a report thereon of an independent certified public accountant of recognized national standing (which report shall be unqualified as to “going concern” and scope of audit (except for any such qualification pertaining to the maturity of any of the Term Facility and/or any ABL Facility occurring within 12 months of the date of the relevant audit opinion or the impending breach of any financial covenant), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower as at the dates indicated and the results of its operations and cash flows for the periods indicated in conformity with GAAP);

(c)
Compliance Certificate. Together with each delivery of financial statements of Holdings pursuant to Sections 5.01(a) and (b), (i) a duly executed and completed Compliance Certificate and (ii) (A) a summary of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (B) a list identifying each subsidiary of the Borrower as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or confirming that there is no change in such information since the later of the Closing Date and the date of the last such list;

(d)
Narrative Report. Simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 5.01(a) and (b) above, a Narrative Report;

(e)
Notice of Default. Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any event or change that has caused or evidences, either individually or in the aggregate, a Material Adverse Effect, a reasonably-detailed notice specifying the nature and period of existence of such condition, event or change and what action the Borrower has taken, is taking and proposes to take with respect thereto;

(f)
Notice of Litigation. Promptly upon any Responsible Officer of the Borrower obtaining knowledge of (i) the institution of, or threat of, any Adverse Proceeding not previously disclosed in writing by the Borrower to the Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either clause (i) or (ii), could reasonably be expected to have a Material Adverse Effect, written notice thereof from the Borrower together with such other non-privileged information as may be reasonably available to the Loan Parties to enable the Lenders to evaluate such matters;

(g)
ERISA. Promptly upon any Responsible Officer of the Borrower becoming aware that any ERISA Event has occurred or is reasonably expected to occur that, alone or together with any other ERISA Event that has occurred or is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof;

(h)
Financial Plan. As soon as available and in any event no later than 90 days after the beginning of each Fiscal Year, an annual budget prepared by management of the Borrower, consisting of condensed income statements on an annual basis for such Fiscal Year (such budget, the “Financial Plan”);

(i)
Information Regarding Collateral. Prompt (and, in any event, within 15 days of the relevant change) written notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s type of organization or (iii) in any Loan Party’s jurisdiction of organization, in each case to the extent such information is necessary to enable the Administrative Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Loan Party;

(j)
Collateral Verification. Together with the delivery of each Compliance Certificate provided with the financial statements required to be delivered pursuant to Section 5.01(b), a Perfection Certificate Supplement;

(k)
Other Notices. Promptly after furnishing thereof, copies of any notice of default or other material notices, including notices of cash dominion, a weekly reporting triggering event, an inspection triggering event and copies of each borrowing base certificate delivered with respect to any ABL Facility;

(l)
Certain Reports. Promptly upon their becoming available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Holdings, the Borrower or its applicable Parent Company with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities;

(m)
Other Information. Such other certificates, reports and information (financial or otherwise) as the Administrative Agent may reasonably request from time to time in connection with the financial condition or business of Holdings, the Borrower and its Restricted Subsidiaries; provided, however, that none of Holdings, the Borrower nor any Restricted Subsidiary shall be required to disclose or provide any information (i) that constitutes non-financial trade secrets or non-financial proprietary information of Holdings, the Borrower or any of its subsidiaries or any of their respective customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives) is prohibited by applicable Requirements of Law, (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product or (iv) in respect of which Holdings, the Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.01(m)); provided, further to the extent any certificates, reports or other information are withheld or otherwise not provided in reliance on any of the foregoing clauses (i) through (iv), the Borrower will provide notice to the Administrative Agent that such information is being withheld and the Borrower shall use commercially reasonable efforts to obtain the relevant consents under such obligations of confidentiality to permit the provision of such information; and

(n)
PATRIOT Act; Beneficial Ownership Regulation. promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation

(o)
Lender Calls. Within 10 Business Days after the date the financial statements described in Sections 5.01(a) for any Fiscal Quarter are required to be delivered, the Borrower shall, to the extent requested by any Lender at least 5 Business Days prior to such deadline, hold a conference call (the reasonable costs of holding such call to be paid by the Borrower) with all Lenders who choose to attend such conference call, during which the Borrower shall review the financial results of such Fiscal Quarter and the financial condition of the Borrower and its subsidiaries with respect to the most recent Financial Plan delivered pursuant to Section 5.01(h) above; provided, that the Borrower may satisfy its obligations under this clause (o) by participating in a general “earnings” call in connection with the delivery of the financial statements referred to in Section 5.01(a).

Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or a representative thereof) (x) posts or files such documents or (y) provides a link thereto, in each case, on EDGAR at www.sec.gov (or other successor government website that is freely and readily available to the Administrative Notice) or at the website address listed on Schedule 9.01; provided that, other than with respect to items required to be delivered pursuant to Section 5.01(m) above, the Borrower shall promptly notify (which notice may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents at the foregoing website addresses and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; (ii) on which such documents are delivered by the Borrower to the Administrative Agent for posting on behalf of the Borrower on IntraLinks/SyndTrak or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such documents are faxed to the Administrative Agent (or electronically mailed to an address provided by the Administrative Agent).

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive MNPI with respect to the Borrower and its Restricted Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to any such Persons’ securities. The

Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any MNPI (although it may be sensitive and proprietary) (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.13); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC.” The Borrower agrees that (i) any Loan Documents, (ii) any financial statements delivered pursuant to Section 5.01 and (iii) any Compliance Certificates (excluding any annual budget required to be delivered pursuant to Section 5.01(h) to the extent attached to any Compliance Certificate) delivered pursuant to Section 5.01(c) will, in each case, be deemed to be “public-side” Borrower Materials and may be made available to Public Lenders; provided, however, that to the extent the Borrower believes in good faith that any Compliance Certificate (excluding any annual budget) contains MNPI, and the Borrower so advises the Administrative Agent in writing at the time of delivery of such Compliance Certificate, such Compliance Certificate shall not be deemed to be “public-side” Borrower Materials, but the Borrower shall promptly provide the Administrative Agent with a version of such Compliance Certificate that redacts any portions thereof that contain MNPI so that such redacted version may be “public-side” Borrower Material.

Section 5.02 Existence. Except as otherwise permitted under Section 6.07 or Section 6.11, Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business except, other than with respect to the preservation of the existence of the Borrower, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that, neither Holdings nor the Borrower nor any of its Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of the Borrower), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.

Section 5.03 Payment of Taxes. Each of Holdings and the Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided, however, that no such Tax need be paid if (a) it is being contested in good faith by appropriate proceedings, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor and (ii) in the case of a Tax which has resulted or may result in the creation of a Lien on any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or (b) failure to pay or discharge the same could not reasonably be expected to result in a Material Adverse Effect.

Section 5.04 Maintenance of Properties. The Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all property (including all IP Rights) reasonably necessary to the normal conduct of business of the Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof except as expressly permitted by this Agreement or where the failure to maintain such properties or make such repairs, renewals or replacements could not reasonably be expected to have a Material Adverse Effect. In addition, the Borrower will, and will cause each of its Restricted Subsidiaries to take all reasonable actions to preserve, protect, enforce, renew and keep in full force and effect all IP Rights material to the conduct of each of their respective businesses.

Section 5.05 Insurance. The Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such insurance coverage with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses or with a Captive Insurance Subsidiary, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons, including flood insurance with respect to each Flood Hazard Property, in each case in compliance with the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973 (where applicable). Each such policy of insurance maintained shall, subject to Section 5.15, (i) name the Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) to the extent available from the relevant insurance carrier, in the case of each casualty insurance policy (excluding any business interruption insurance policy, workers’ compensation policy or employee liability policy), contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders as the loss payee thereunder and, to the extent available, provide for at least 30 days’ prior written notice (or 10 days’ prior written notice for any cancellation due to non-payment of premiums) to the Administrative Agent of any modification or cancellation of such policy or the failure to pay any premiums thereunder.

Section 5.06 Inspections. The Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Borrower or any of its Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers (provided that the Borrower (or any of its subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that, (a) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06 and (b) except as expressly set forth in the proviso below during the continuance of an Event of Default, (i) the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (ii) only one such time per calendar year shall be at the expense of the Borrower; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice; provided, further, that notwithstanding anything to the contrary herein, neither the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information, or other matter (A) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrower and its subsidiaries and/or any of its customers and/or suppliers, (B) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable Requirements of Law, (C) that is subject to attorney-client or similar privilege or constitutes attorney work product or (D) in respect of which Holdings, the Borrower or any Restricted Subsidiary owes confidentiality obligations to any third party (provided such confidentiality obligations were not entered into in contemplation of the requirements of this Section 5.06); provided, to the extent any documents, information or other matters are withheld or otherwise not made available for inspection in reliance on any of the foregoing clauses (A) through (D), the Borrower will provide notice to the Administrative Agent that such information is being withheld and the Borrower shall use commercially reasonable efforts to obtain the relevant consents under such obligations of confidentiality to permit the provision or inspection of such documents, information or other matters.

Section 5.07 Maintenance of Book and Records. The Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of the Borrower and its Restricted Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP.

Section 5.08 Compliance with Laws. The Borrower will, and the Borrower will cause each of its Restricted Subsidiaries to, comply with the requirements of (i) all applicable Requirements of Law (including all applicable Environmental Laws and ERISA, but excluding OFAC, the USA PATRIOT Act and the FCPA), except to the extent the failure of the Borrower or the relevant Restricted Subsidiary to comply could not reasonably be expected to have a Material Adverse Effect and (ii) OFAC, the USA PATRIOT Act and the FCPA in all material respects.

Section 5.09 Environmental.

(a)
Environmental Disclosure. The Borrower will deliver to the Administrative

Agent:

(i)
as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of the Borrower or any of its subsidiaries or by independent consultants, Governmental Authorities or any other Persons, with respect to environmental matters at the Borrower’s or its subsidiaries’ real property or with respect to any Environmental Claims or Environmental Liabilities that, in each case might reasonably be expected to have a Material Adverse Effect;

(ii)
promptly upon the occurrence thereof, written notice describing in reasonable detail (A) any Release that could reasonably be expected to have a Material Adverse Effect, (B) any action taken by the Borrower or any of its subsidiaries or any other Persons of which the Borrower has knowledge in response to (1) any Hazardous Materials Activities, (2) any Environmental Claim or (3) any Environmental Liability that in each case could reasonably be expected to have a Material Adverse Effect, or (C) discovery by the Borrower or any of its subsidiaries of any occurrence or condition on or at any Facility or any real property adjoining or in the vicinity of any Facility that reasonably could be expected, individually or in the aggregate, to have a Material Adverse Effect;

(iii)
as soon as practicable following the sending or receipt thereof by the Borrower or any of its subsidiaries, a copy of any and all written communications with respect to any of the following that could reasonably be expected to have a Material Adverse Effect: (A) any Environmental Claim, (B) any Release, (C) any Environmental Liability and (D) any request made to the Borrower or any of its subsidiaries for information from any Governmental Authority that suggests such Governmental Authority is investigating whether the Borrower or any of its subsidiaries may be potentially responsible for any Hazardous Materials Activity;

(iv)
prompt written notice describing in reasonable detail (A) any proposed acquisition of stock, assets, or property by the Borrower or any of its subsidiaries that could reasonably be expected to expose the Borrower or any of its subsidiaries to, or result in, Environmental Claims against the Borrower or any of its subsidiaries or any Environmental Liability that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (B) any proposed action to be taken by the Borrower or any of its subsidiaries to modify their operations in a manner that could subject the Borrower or any of its subsidiaries to (x) any additional obligations or requirements under any Environmental Law or (y) Environmental Liability, in each case, that could reasonably be expected to have a Material Adverse Effect; and

(v)
with reasonable promptness, such other documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matters disclosed pursuant to this Section 5.09(a).

(b)
Hazardous Materials Activities, Etc. The Borrower shall promptly take, and shall cause each of its subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by the Borrower or its subsidiaries, and address with appropriate corrective or remedial action any Release or threatened Release of Hazardous Materials, in each case, that could reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against or Environmental Liability related to the Borrower or any of its subsidiaries and discharge any obligations it may have to any Person thereunder, in each case, where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10 Designation of Subsidiaries. The Borrower may at any time after the Closing Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing (including after giving effect to the reclassification of Investments in, Indebtedness of and Liens on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary), (ii) the Total Leverage Ratio does not exceed 4.00:1.00 calculated on a Pro Forma Basis, (iii) no subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for purposes of the ABL Credit Agreement and (iv) as of the date of designation thereof, no Unrestricted Subsidiary shall own any Capital Stock in any Restricted Subsidiary of the Borrower. The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Borrower’s equity interest therein (whether direct or indirect) as reasonably estimated by the Borrower (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such Restricted Subsidiary, as applicable; provided that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such subsidiary as calculated at the time re-designated as a Restricted Subsidiary, less (b) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Borrower’s equity therein (whether direct or indirect) as reasonably estimated by the Borrower at the time of such re-designation.

Section 5.11 Use of Proceeds. (a) The Borrower shall use the proceeds of the Initial Term Loans made on the Closing Date solely to finance a portion of the Transactions (including the payment of Transaction Costs), (b) the Borrower shall use the proceeds of any Delayed Draw Term Borrowing solely to consummate Permitted Acquisitions on or after the Closing Date, and (c) the Borrower shall use the proceeds of the Replacement Term Loans issued on the Amendment No. 3 Closing Date to, after giving effect to the partial prepayment of the Term Loans pursuant to the terms of the Amendment No. 3, refinance the then outstanding Term Loans in full.

Section 5.12 Covenant to Guarantee Obligations and Give Security.

(a)
Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary that is a Domestic Subsidiary, (ii) the designation of any Unrestricted Subsidiary that is a Domestic Subsidiary as a Restricted Subsidiary, (iii) any Restricted Subsidiary that is a Domestic Subsidiary ceasing to be an Immaterial Subsidiary or (iv) any Restricted Subsidiary that was an Excluded Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12(a) occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 5.12(a) occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date that is 45 days after the end of such Fiscal Quarter (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree), the Borrower shall (A) cause such Restricted Subsidiary (other than any Excluded Subsidiary) to comply with the requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement”, (B) upon the reasonable request of the Administrative Agent, cause the relevant Restricted Subsidiary to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the other relevant Lender and (C) cause any applicable Loan Party to comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement”.

(b)
Within 90 days after the acquisition by any Loan Party of any Material Real Estate Assets other than any Excluded Asset (or such longer period as the Administrative Agent may reasonably agree), the Borrower shall cause such Loan Party to comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement”; it being understood and agreed that, with respect to any Material Real Estate Asset owned by any Restricted Subsidiary at the time such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a) above, such Material Real Estate Asset shall be deemed to have been acquired by such Restricted Subsidiary on the first day of the time period within which such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a).

(c)
Notwithstanding anything to the contrary herein or in any other Loan Document, it is understood that:

(i)
the Administrative Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining of legal opinions or other deliverables with respect to, particular assets or the provision of any Loan Guaranty by any Restricted Subsidiary (in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date), and each Lender hereby consents to any such extension of time,

(ii)
any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement” shall be subject to the exceptions and limitations set forth in the Collateral Documents,

(iii)
perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (other than control of pledged

Capital Stock (to the extent certificated) and/or Material Debt Instruments and to the extent required by the ABL Credit Agreement and subject to the Intercreditor Agreement),

(iv)
no Loan Party shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement;

(v)
no Loan Party will be required to (A) take any action outside of the U.S. in order to grant or perfect any security interest in any asset located outside of the U.S., (B) execute any foreign law security agreement, pledge agreement, mortgage, deed or charge or (C) make any foreign intellectual property filing, conduct any foreign intellectual property search or prepare any foreign intellectual property schedule;

(vi)
in no event will the Collateral include any Excluded Asset,

(vii)
no action shall be required to perfect any Lien with respect to (1) any vehicle or other asset subject to a certificate of title, (2) Letter-of-Credit Rights, (3) the Capital Stock of any Immaterial Subsidiary and/or (4) the Capital Stock of any Person that is not a subsidiary, which Person, if a subsidiary, would constitute an Immaterial Subsidiary, in each case except to the extent that a security interest therein can be perfected by filing a Form UCC-1 (or similar) financing statement under the UCC,

(viii)
no action shall be required to perfect a Lien in any asset in respect of which the perfection of a security interest therein would (1) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement, (2) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement or (3) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision,

(ix)
no Loan Party shall be required to perfect a security interest in any asset to the extent the perfection of a security interest in such asset would (A) be prohibited under any applicable Requirement of Law and/or (B) result in material adverse tax consequences to any Loan Party as reasonably determined by the Borrower and specified in a written notice to the Administrative Agent,

(x)
any joinder or supplement to any Loan Guaranty, any Collateral Document and/or any other Loan Document executed by any Restricted Subsidiary that is required to become a Loan Party pursuant to Section 5.12(a) above may, with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of any other Loan Document, and

(xi)
the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined by the Borrower and the Administrative Agent.

Section 5.13 Maintenance of Ratings. The Borrower shall use commercially reasonable efforts to maintain (i) a public facility rating from each of S&P and Moody’s and (ii) a public corporate credit rating and public corporate family rating (as applicable) from each of S&P and Moody’s; provided that in no event shall the Borrower be required to maintain any specific rating with any such agency.

Section 5.14 Further Assurances. Promptly upon request of the Administrative Agent and subject to the limitations described in Section 5.12:

(a)
Holdings and the Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, fixture filings, mortgages and/or amendments thereto and other documents), that may be required under any applicable Requirements of Law and which the Administrative Agent may reasonably request to cause to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents, all at the expense of the relevant Loan Parties.

(b)
Holdings and the Borrower will, and will cause each other Loan Party to, promptly (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments, in each case under this clause (b), as the Administrative Agent may reasonably request from time to time to create, perfect and maintain the priority of the security interests intended to be granted under the relevant Collateral Documents.

Section 5.15 Post-Closing Obligations.

(a)
Within 90 days of the Closing Date, with respect to the Real Estate Assets listed on Schedule 1.01(c) (other than Excluded Real Property), the Borrower shall comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement”.

(b)
No later than the time periods after the Closing Date set forth therein (or such longer period as the Administrative Agent may reasonably agree), the items set forth on Schedule 5.15 shall be satisfied.

ARTICLE 6 NEGATIVE COVENANTS

From the Closing Date and until the Termination Date has occurred, each of Holdings (solely with respect to Sections 6.11) and the Borrower covenant and agree with the Lenders that:

Section 6.01 Indebtedness. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except:

(a)
the Secured Obligations (including any Additional Term Loans), so long as, with respect to Derivatives Transactions, that such Secured Obligations are not entered into for speculative purposes;

(b)
Indebtedness of the Borrower owed to any Restricted Subsidiary and/or of any Restricted Subsidiary or the Borrower owed to Holdings, the Borrower and/or any other Restricted Subsidiary; provided that in the case of any Indebtedness of any Restricted Subsidiary that is not a Loan

Party owing to the Borrower or any Subsidiary Guarantor, such Indebtedness shall be permitted as an Investment under Section 6.06; provided, further, that any Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party must be expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent;

(c)
unsecured Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including seller notes and contingent earn-out obligations) incurred in connection with any Disposition permitted hereunder or any Permitted Acquisition, in an aggregate principal amount not to exceed $30,000,000 outstanding at any time;

(d)
Indebtedness of the Borrower and/or any Restricted Subsidiary (i) pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance and/or return of money bonds or other similar obligations incurred in the ordinary course of business and (ii) in respect of any letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items;

(e)
Indebtedness of the Borrower and/or any Restricted Subsidiary in respect of commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts, including Banking Services Obligations and incentive, supplier finance or similar programs;

(f)
(i) Guarantees by the Borrower or any of its Restricted Subsidiaries of the obligations of suppliers, customers and licensees in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business;

(g)
Guarantees by the Borrower and/or any Restricted Subsidiary of Indebtedness or other obligations of the Borrower, any Restricted Subsidiary with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that in the case of any Guarantee by any Loan Party of the obligations of any non-Loan Party, the related Investment is permitted under Section 6.06;

(h)
Indebtedness of the Borrower and/or any Restricted Subsidiary existing, or pursuant to commitments existing, on the Closing Date and described on Schedule 6.01 and intercompany Indebtedness outstanding on the Closing Date;

(i)
Indebtedness of Restricted Subsidiaries that are not Loan Parties; provided that the aggregate principal amount of such Non-Loan Party Indebtedness at the time incurred, together with all other outstanding Non-Loan Party Indebtedness, shall not exceed the Non-Loan Party Cap;

(j)
Indebtedness of the Borrower and/or any Restricted Subsidiary with respect to Capital Leases and Purchase Money Indebtedness (i) in an aggregate principal amount at the time incurred, together with the principal amount of all other outstanding Indebtedness incurred pursuant to this Section 6.01(j)(i), not to exceed the greater of (x) $150,000,000 and (y) seventy-five percent (75%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended, (ii) outstanding as of the Amendment No. 3 Closing Date (as such Indebtedness may be refinanced or replaced from time to time up to such outstanding amount as of the Amendment No. 3 Closing Date); provided, that, such amount permitted under this Section 6.01(j)(ii), taken together with any ordinary course capital leases, purchase money indebtedness, equipment financings, real estate financings, letters of credit and surety bonds that were permitted to survive under Section 4.01(l)(B) on the Closing Date, shall not exceed an aggregate amount of $200,000,000, and (iii) with respect to any Loan Party and/or any Restricted Subsidiary that becomes a Loan Party, any such Indebtedness in an amount equal to the amount of any Indebtedness assumed, acquired, refinanced or repaid by such Loan Party and/or Restricted Subsidiary in connection with a Permitted Acquisition that is otherwise permitted under Section 6.01(k) (or would be so permitted if such Indebtedness were not refinanced or repaid in connection with such Permitted Acquisition); provided that, any such Indebtedness so assumed, acquired or refinanced shall be deemed to be a utilization of this Section 6.01(j)(iii) to the extent such Indebtedness (and any Refinancing Indebtedness thereof) remains outstanding;

(k)
Indebtedness of any Person that becomes a Restricted Subsidiary or Indebtedness assumed or acquired in connection with an acquisition permitted hereunder after the Closing Date; provided that (i) such Indebtedness (A) existed at the time such Person became a Restricted Subsidiary or the assets subject to such Indebtedness were acquired and (B) was not created or incurred in anticipation thereof, (ii) no Event of Default exists or would result from such acquisition, (iii) the Total Leverage Ratio does not exceed 4.25:1.00 calculated on a Pro Forma Basis and (iv) after giving effect to the assumption or acquisition thereof, the aggregate principal amount of Non-Loan Party Indebtedness at the time of the assumption or acquisition thereof, together with all other outstanding Non-Loan Party Indebtedness, does not exceed the Non-Loan Party Cap;

(l)
Indebtedness consisting of promissory notes issued by the Borrower or any Restricted Subsidiary to any stockholder of any Parent Company or any current or former director, officer, employee, member of management, manager or consultant of any Parent Company, the Borrower or any subsidiary (or their respective Immediate Family Members) to finance the purchase or redemption of Capital Stock of any Parent Company permitted by Section 6.04(a);

(m)
the Borrower and any of its Restricted Subsidiaries may become and remain liable for any Indebtedness refinancing, refunding or replacing any Indebtedness permitted under this clause (m) and clauses (a), (h), (i), (j), (k), (n), (o), (q), (s) and (w) of this Section 6.01 (in any case, including any refinancing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that any refinancing, refunding or replacement of Indebtedness permitted under Section 6.01(i), (j), (n), (o), (s) or (w) shall continue to constitute utilization of the applicable Basket; provided further that:

(i)
the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced, refunded or replaced, except by (A) an amount equal to unpaid accrued interest and premiums (including tender premiums) thereon plus underwriting discounts, other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement and (B) additional amounts permitted to be incurred pursuant to this Section 6.01 (so long as such Indebtedness is permitted to be incurred pursuant to a subsection of this Section 6.01, other than this Section 6.01(m), and, to the extent secured by Liens, such Liens are permitted to secure such Indebtedness pursuant to a subsection of Section 6.02, other than Section 6.02(k) and is deemed to constitute a utilization of the relevant Basket or exception pursuant to which such additional amount is permitted),

(ii)
other than in the case of Refinancing Indebtedness with respect to clauses (h), (j), (k), and/or (o) of this Section 6.01 (A) such Indebtedness has a final maturity equal to or later than (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to) the final maturity of the Indebtedness being refinanced, refunded or replaced and (B) other than with respect to revolving Indebtedness, a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, refunded or replaced,

(iii)
the terms of any Refinancing Indebtedness (excluding pricing, fees, premiums, rate floors, optional prepayment or redemption terms (and, if applicable, subordination terms) and, with respect to Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) above, security), are not, taken as a whole (as reasonably determined by the Borrower), more favorable to the lenders providing such Indebtedness than those applicable to the Indebtedness being refinanced, refunded or replaced (other than any covenants or any other provisions applicable only to periods after the Latest Maturity Date as of such date or any covenants or provisions which are then-current market terms for the applicable type of Indebtedness),

(iv)
except in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Indebtedness, if secured, is secured only by Permitted Liens at the time of such refinancing, refunding or replacement (it being understood that such secured Indebtedness may go from being secured to being unsecured), and, in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (n) of this Section 6.01, shall be secured solely by Excluded Real Property (B) such Indebtedness is incurred by the obligor or obligors in respect of the Indebtedness being refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Sections 6.01, 6.02 and 6.06 and (C) if the Indebtedness being refinanced, refunded or replaced was originally contractually subordinated to the Obligations in right of payment (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens on the Collateral securing the Initial Term Loans), such Indebtedness is contractually subordinated to the Obligations in right of payment (or the Liens securing such Indebtedness are subordinated to the Liens on the Collateral securing the Initial Term Loans) on terms not materially less favorable (as reasonably determined by the Borrower), taken as a whole, to the Lenders than those applicable to the Indebtedness (or Liens, as applicable) being refinanced, refunded or replaced, taken as a whole,

(v)
in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Indebtedness is pari passu or junior in right of payment and secured by the Collateral on a pari passu or junior basis with respect to the remaining Obligations hereunder, or is unsecured; provided that any such Indebtedness that is pari passu or junior with respect to the Collateral shall be subject to an Acceptable Intercreditor Agreement, (B) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets other than the Collateral, (C) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person other than one or more Loan Parties and (D) such Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; it being understood and agreed that any such Indebtedness may not participate on a greater than pro rata basis in any voluntary or mandatory prepayment in respect of the Initial Term Loans (and any Additional Term Loans then subject to ratable repayment requirements); and

(vi)
intercompany Indebtedness under Section 6.01(h) may only be refinanced, refunded or replaced with other intercompany Indebtedness;

(n)
Indebtedness secured solely by a lien on any Excluded Real Property;

(o)
Indebtedness of the Borrower and/or any Restricted Subsidiary in an aggregate principal amount at the time incurred, together with the principal amount of all other outstanding Indebtedness incurred pursuant to this Section 6.01(o), not to exceed the greater of (i) $25,000,000 and (ii) twelve and one-half percent (12.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended;

(p)
to the extent constituting Indebtedness, obligations arising under the Acquisition

Agreement;

(q)
additional Indebtedness of the Borrower and/or any Restricted Subsidiary so long as, after giving effect thereto, including the application of the proceeds thereof (but without “netting” cash proceeds of the applicable Indebtedness), (i) (A) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Lien on the Collateral securing the Secured Obligations, the First Lien Leverage Ratio does not exceed 2.75:1.00, (2) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Lien on the Collateral securing the Secured Obligations, the Secured Leverage Ratio does not exceed 3.25:1.00 and (3) the Total Leverage Ratio does not exceed 4.25:1.00, (ii) any such Indebtedness that is subordinated to the Obligations in right of payment or collateral shall be subject to an Acceptable Intercreditor Agreement, (iii) the Weighted Average Life to Maturity applicable to such Indebtedness (other than customary bridge loans with a maturity date of no longer than one year; provided that any Indebtedness exchanged for such bridge loans shall be subject to the requirements of this clause (iii)) is no shorter than the Weighted Average Life to Maturity of the then-existing Term Loans, (iv) the final maturity date with respect to such Indebtedness (other than customary bridge loans with a maturity date of no longer than one year; provided that any Indebtedness exchanged for such bridge loans shall be subject to the requirements of this clause (iv)) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof and (v) in the case of any such Indebtedness incurred in reliance of this Section 6.01(q) in the form of term loans (other than customary bridge loans) that are pari passu with the Initial Term Loans in right of payment and with respect to security within twelve (12) months after the Amendment No. 3 Effective Date, the Effective Yield applicable thereto will not be more than 0.50% per annum higher than the Effective Yield in respect of the Initial Term Loans unless the Effective Yield with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield applicable to such Indebtedness, minus, 0.50% per annum; provided, however, that the aggregate principal amount of Non-Loan Party Indebtedness at the time incurred, together with all other outstanding Non-Loan Party Indebtedness, shall not exceed the Non-Loan Party Cap;
(r)
Indebtedness of the Borrower and/or any Restricted Subsidiary incurred in respect of any ABL Facility in an aggregate outstanding principal or committed amount that does not exceed $200,000,000;

(s)
Incremental Equivalent Debt;

(t)
Indebtedness (including obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments with respect to such Indebtedness)

incurred by the Borrower and/or any Restricted Subsidiary in respect of workers compensation claims, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits;

(u)
Indebtedness of the Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers, and consultants of Holdings, the Borrower and/or any Restricted Subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby;

(v)
Indebtedness of the Borrower and/or any Restricted Subsidiary to the extent supported by any Letter of Credit (as defined in the ABL Credit Agreement or any equivalent term under any ABL Facility);

(w)
Indebtedness incurred by any Foreign Subsidiary that is either unsecured or is secured solely by the assets directly owned by such Foreign Subsidiary, in an aggregate principal amount for all Foreign Subsidiaries at the time incurred, together with the principal amount of all other outstanding Indebtedness incurred pursuant to this Section 6.01(w), not to exceed the greater of (i) $25,000,000 and (ii) twelve and one-half percent (12.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended; and

(x)
without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Borrower and/or any Restricted Subsidiary permitted under this Section 6.01.

Section 6.02 Liens. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, create, incur, assume or permit or suffer to exist any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(a)
Liens securing the Secured Obligations created pursuant to the Loan Documents;

(b)
Liens for Taxes which are (i) not then due, (ii) if due, not at such time required to be paid pursuant to Section 5.03 or (iii) being contested in accordance with Section 5.03;

(c)
statutory Liens (and rights of set-off) of landlords, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue by more than 30 days, (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as any reserves or other appropriate provisions required by GAAP have been made for any such contested amounts or (iii) with respect to which the failure to make payment could not reasonably be expected to have a Material Adverse Effect;

(d)
Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (x) any liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to Holdings, the Borrower and its subsidiaries or (y) leases or licenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above;

(e)
Liens consisting of easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole, or the use of the affected property for its intended purpose;

(f)
Liens consisting of any (i) interest or title of a lessor or sub-lessor under any lease of real estate permitted hereunder, (ii) landlord lien permitted by the terms of any lease, (iii) restriction or encumbrance to which the interest or title of such lessor or sub-lessor may be subject or (iv) subordination of the interest of the lessee or sub-lessee under such lease to any restriction or encumbrance referred to in the preceding clause (iii);

(g)
Liens solely on any Cash earnest money deposits made by the Borrower and/or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder;

(h)
purported Liens evidenced by the filing of UCC financing statements relating solely to operating leases entered into in the ordinary course of business;

(i)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j)
Liens in connection with any zoning, building or similar Requirement of Law or right reserved to or vested in any Governmental Authority to control or regulate the use of any or dimensions of real property or the structure thereon, including Liens in connection with any condemnation or eminent domain proceeding or compulsory purchase order;

(k)
Liens securing Indebtedness permitted pursuant to Section 6.01(m) (solely with respect to the permitted refinancing of (x) Indebtedness permitted pursuant to Sections 6.01(a), (j), (k), (n), (s) and (w) and (y) Indebtedness that is secured in reliance on Section 6.02(s) (without duplication of any amount outstanding thereunder, and which shall continue to constitute utilization of the Basket set forth therein)); provided that (i) no such Lien extends to any asset not covered by the Lien securing the Indebtedness that is being refinanced and (ii) if the Lien securing the Indebtedness being refinanced was subject to intercreditor arrangements, then (A) the Lien securing any refinancing Indebtedness in respect thereof shall be subject to intercreditor arrangements that are not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Lien securing the Indebtedness that is refinanced or (B) the intercreditor arrangements governing the Lien securing the relevant refinancing Indebtedness shall be set forth in an Acceptable Intercreditor Agreement;

(l)
Liens described on Schedule 6.02 and any modification, replacement, refinancing, renewal or extension thereof; provided that (i) no such Lien extends to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, accessions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(j) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01;

(m)
Liens securing Indebtedness permitted pursuant to Section 6.01(j); provided that any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds and products thereof, accessions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(j) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates);

(n)
Liens securing Indebtedness permitted pursuant to Section 6.01(k) on the relevant acquired assets or on the Capital Stock and assets of the relevant newly acquired Restricted Subsidiary; provided that no such Lien (x) extends to or covers any other assets (other than the proceeds or products thereof, accessions or additions thereto and improvements thereon) or (y) was created in contemplation of the applicable acquisition of assets or Capital Stock;

(o)
(i) Liens that are contractual rights of setoff or netting relating to (A) the establishment of depositary relations with banks not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Borrower and/or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and/or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Borrower and/or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business, (ii) Liens encumbering reasonable customary initial deposits and margin deposits, (iii) bankers Liens and rights and remedies as to Deposit Accounts and (iv) Liens on the proceeds of any Indebtedness incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into an escrow account on customary terms to secure such Indebtedness pending the application of such proceeds to finance such transaction;

(p)
Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and/or its Restricted Subsidiaries;

(q)
[Reserved];

(r)
Liens securing Indebtedness incurred pursuant to Sections 6.01(r) and (s), in each case, subject to an Acceptable Intercreditor Agreement;

(s)
other Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at the time incurred, together with the principal amount of all other outstanding Indebtedness or other obligations secured pursuant to this Section 6.01(s), not to exceed the greater of (i) $15,000,000 and (ii) seven and one-half percent (7.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended;

(t)
Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(h);

(u)
leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not secure any Indebtedness;

(v)
Liens on Securities that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction;

(w)
Liens securing obligations in respect letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Sections 6.01(d), (f), and (t);

(x)
Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any asset in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or similar Requirements of Law of any jurisdiction);

(y)
Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of each of clauses (i) and (ii), securing intercompany Indebtedness permitted under Section 6.01;

(z)
Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(aa) Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(bb) Liens that secure Indebtedness permitted under Section 6.01(w);

(cc) (i) Liens on Capital Stock of joint ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries;

(dd) Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness;

(ee) Liens securing Indebtedness incurred in reliance on, and subject to the provisions set forth in, Section 6.01(q); provided, that any Lien that is granted in reliance on this clause (ee) on the Collateral and is pari passu or junior to the Lien securing the Secured Obligations shall be subject to an Acceptable Intercreditor Agreement; and

(ff) Liens on Excluded Real Property securing Indebtedness permitted under Section 6.01(n).

Section 6.03 No Further Negative Pledges; Burdensome Agreements. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to enter into any agreement prohibiting the creation or assumption of any Lien upon its properties, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Obligations, except with respect to:

(a)
specific property to be sold pursuant to any Disposition permitted by Section 6.07;

(b)
restrictions contained in any agreement with respect to Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien, but only if such restrictions apply only to the Person or Persons obligated under such Indebtedness and its or their Restricted Subsidiaries or the property or assets securing such Indebtedness;

(c)
restrictions contained in the documentation governing Indebtedness permitted by clauses (j), (n), (o), (q), (r), (s) and/or (w) of Section 6.01 (and clause (m) of Section 6.01 to the extent relating to any refinancing, refunding or replacement of Indebtedness incurred in reliance on clauses (a), (j), (n), (o), (q), (r), (s) and/or (w)) of Section 6.01);

(d)
restrictions by reason of customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses and other agreements entered into in the ordinary course of business (provided that such restrictions are limited to the relevant leases, subleases, licenses, sublicenses or other agreements and/or the property or assets secured by such Liens or the property or assets subject to such leases, subleases, licenses, sublicenses or other agreements, as the case may be);

(e)
Permitted Liens and restrictions in the agreements relating thereto that limit the right of the Borrower and/or any Restricted Subsidiary to Dispose of, or encumber the assets subject to such Liens;

(f)
provisions limiting the Disposition or distribution of assets or property in joint venture agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements (or the Persons the Capital Stock of which is the subject of such agreement);

(g)
any encumbrance or restriction assumed in connection with an acquisition of the property or Capital Stock of any Person, so long as such encumbrance or restriction relates solely to the property so acquired (or to the Person or Persons (and its or their subsidiaries) bound thereby) and was not created in connection with or in anticipation of such acquisition;

(h)
restrictions imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements that restrict the transfer of the assets of, or ownership interests in, the relevant partnership, limited liability company, joint venture or any similar Person;

(i)
restrictions on Cash or other deposits imposed by Persons under contracts entered into in the ordinary course of business or for whose benefit such Cash or other deposits exist;

(j)
restrictions set forth in documents which exist on the Closing Date;

(k)
restrictions contained in documents governing Indebtedness permitted hereunder of any Restricted Subsidiary that is not a Loan Party;

(l)
restrictions set forth in any Loan Document, any Hedge Agreement and/or any agreement relating to any Banking Service Obligation; and

(m)
other restrictions or encumbrances imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the contracts, instruments or obligations referred to in clauses (a) through (l) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, may be more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect prior to the relevant amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.04 Restricted Payments; Restricted Debt Payments.

(a)
The Borrower shall not pay or make, directly or indirectly, any Restricted Payment, except that:

(i)
the Borrower may make Restricted Payments to the extent necessary to permit any Parent Company:

(A)
to (i) pay general administrative and operating costs and expenses (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to directors, officers, employees, members of management, managers, employees and/or consultants of any Parent Company (and/or any Immediate Family Member of any of the foregoing)) and franchise fees, franchise Taxes and similar fees, Taxes and expenses required to maintain the organizational existence of such Parent Company, in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any Parent Company, in each case, to the extent attributable to the ownership or operations of Holdings (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that is attributable to the ownership or operations of any subsidiary of Holdings other than the Borrower and/or its subsidiaries), the Borrower and its Restricted Subsidiaries; provided, that Restricted Payments made pursuant to this Section 6.04(a)(i)(A)(i) shall not exceed $5,000,000 in any Fiscal Year and (ii) pay costs and expenses associated with the compliance by Holdings of the requirements and/or regulations applicable to public companies, including, without limitation, the “Sarbanes-Oxley” legislation and related regulatory rules and regulations promulgated thereunder;

(B)
to pay Taxes due and payable by such Parent Company to any taxing authority and that are attributable to the income or operation of the Borrower or its Restricted Subsidiaries, including any consolidated, combined or similar income tax liabilities attributable to taxable income of Borrower and its Restricted Subsidiaries;

(C)
to pay audit and other accounting and reporting expenses of such Parent Company to the extent attributable to Holdings (but excluding, for the avoidance of doubt, the portion of any such expenses, if any, attributable to the ownership or operations of any subsidiary of Holdings other than the Borrower and/or its subsidiaries), the Borrower and its Restricted Subsidiaries;

(D)
for the payment of insurance premiums to the extent attributable to Holdings (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any subsidiary of Holdings other than the Borrower and/or its subsidiaries), the Borrower and its Restricted Subsidiaries; and

(E)
to finance any Investment permitted under Section 6.06 (provided that (x) any Restricted Payment under this clause (a)(i)(E) shall be made substantially concurrently with the closing of such Investment and (y) the relevant Parent

Company shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the Borrower or one or more of its Restricted Subsidiaries, or (II) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrower or one or more of its Restricted Subsidiaries, in order to consummate such Investment in compliance with the applicable requirements of Section 6.06 as if undertaken as a direct Investment by the Borrower or the relevant Restricted Subsidiary).

(ii)
the Borrower may (or may make Restricted Payments to allow any Parent Company to) repurchase, redeem or otherwise acquire or retire for value the Capital Stock of any Parent Company or any subsidiary held by any future, present or former employee, director, member of management, officer or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any Restricted Subsidiary of the Borrower:

(A)
with Cash and Cash Equivalents (and including, to the extent constituting a Restricted Payment, amounts paid in respect of promissory notes issued to evidence any obligation to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company or any Restricted Subsidiary held by any future, present or former employee, director, member of management, officer or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrower or any subsidiary of the Borrower) in an amount not to exceed $10,000,000 in any Fiscal Year, which, if not used in such Fiscal Year, may be carried forward to the next succeeding Fiscal Year;

(B)
with the proceeds of any sale or issuance of the Capital Stock of the Borrower or any Parent Company (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Borrower or any Restricted Subsidiary), but only to the extent such proceeds have not otherwise been applied to increase the Available Amount or Available Excluded Contribution Amount or to make Restricted Payments or Restricted Debt Payments hereunder; or

(C)
with the net proceeds of any key-man life insurance policies;

(iii)
the Borrower may (or may make Restricted Payments to allow any Parent Company to) make additional Restricted Payments in an amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (iii)(A) and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (iii)(B);

(iv)
the Borrower may make Restricted Payments (i) to any Parent Company to enable such Parent Company to make Cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of such Parent Company and (ii) consisting of (A) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Borrower, any Restricted Subsidiary or any Parent Company or any of their respective Immediate Family Members and/or (B) repurchases of Capital Stock in consideration of the payments described in sub-clause (A) above;

(v)
the Borrower may make Restricted Payments to repurchase (or make Restricted Payments to any Parent Company to enable it to repurchase) Capital Stock upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of such warrants, options or other securities convertible into or exchangeable for Capital Stock as part of a “cashless” exercise;

(vi)
the Borrower may make Restricted Payments, the proceeds of which are applied on the Closing Date, solely to effect the consummation of the Transactions;

(vii)
to the extent constituting a Restricted Payment, the Borrower may consummate any transaction permitted by Section 6.06 (other than Sections 6.06(i) and (s)), Section 6.07 (other than Section 6.07(g)) and Section 6.08 (other than Section 6.08(d)); and

(viii)
the Borrower may make Restricted Payments to repurchase or redeem (or make Restricted Payments to any Parent Company to enable it to repurchase or redeem) up to three million shares of Capital Stock constituting common shares of Holdings pursuant to a repurchase program previously committed to by the board of directors of Holdings and disclosed in the public filings of Holdings prior to the Amendment No. 3 Closing Date so long (A) all Restricted Payments made in reliance on this clause (viii) shall be made on or prior to December 31, 2022 and (B) to the extent any such Restricted Payments are made between the date that is eighteen (18) calendar months after the Amendment No. 3 Closing Date and December 31, 2022, the aggregate sum of all such Restricted Payments made in reliance on this clause (viii) since the Amendment No. 3 Closing Date shall not exceed $40,000,000.

(b)
The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, make any payment in Cash on or in respect of principal of or interest on any (x) Junior Lien Indebtedness, (y) Junior Indebtedness and (z) unsecured Indebtedness (the Indebtedness described in clauses (x), (y) and (z), the “Restricted Debt”), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt prior to the scheduled maturity (collectively, “Restricted Debt Payments”), except:

(i)
any purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement thereof made by exchange for, or out of the proceeds of, Refinancing Indebtedness permitted to be incurred pursuant to Section 6.01(m);

(ii)
payments of regularly scheduled interest and payments of fees, expenses and indemnification obligations as and when due (other than payments with respect to Junior Indebtedness that are prohibited by the subordination provisions thereof);

(iii)
(A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Qualified Capital Stock of the Borrower and/or any capital contribution in respect of Qualified Capital Stock of the Borrower, but only to the extent such proceeds have not otherwise been applied to increase the Available Amount or Available Excluded Contribution Amount or to make Restricted Payments or Restricted Debt Payments hereunder, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Qualified Capital Stock of the Borrower or any Parent Company and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01; and

(iv)
Restricted Debt Payments in an aggregate amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (iv)(A) and (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (iv)(B).

Section 6.05 Restrictions on Subsidiary Distributions. Except as provided herein or in any other Loan Document, any ABL Facility, any document with respect to any Incremental Equivalent Debt, and/or in agreements with respect to refinancings, renewals or replacements of such Indebtedness that are permitted by Section 6.01, the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into or cause to exist any agreement restricting the payment of dividends or other distributions or the making of cash loans or advances by any Restricted Subsidiary to any Loan Party, except restrictions:

(a)
set forth in any agreement evidencing (i) Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (ii) Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien if the relevant restriction applies only to the Person obligated under such Indebtedness and its Restricted Subsidiaries or the property or assets intended to secure such Indebtedness and (iii) Indebtedness permitted pursuant to clauses (j), (m) (as it relates to Indebtedness in respect of clauses (a), (j), (o), (p), (q), (s) and/or (w) of Section 6.01) (o), (q), (s) and/or (w) of Section 6.01;

(b)
arising under customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses, joint venture agreements and similar agreements entered into in the ordinary course of business;

(c)
that are or were created by virtue of any Lien granted upon, transfer of, agreement to transfer or grant of, any option or right with respect to any assets or Capital Stock not otherwise prohibited under this Agreement;

(d)
that are assumed in connection with any acquisition of property or the Capital Stock of any Person, so long as the relevant encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired and was not created in connection with or in anticipation of such acquisition;

(e)
set forth in any agreement for any Disposition of any Restricted Subsidiary (or all or substantially all of the property and/or assets thereof) that restricts the payment of dividends or other distributions or the making of cash loans or advances by such Restricted Subsidiary pending such Disposition;

(f)
set forth in provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of a Person other than on a pro rata basis;

(g)
imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements;

(h)
on Cash, other deposits or net worth or similar restrictions imposed by any Person under any contract entered into in the ordinary course of business or for whose benefit such Cash, other deposits or net worth or similar restrictions exist;

(i)
set forth in documents which exist on the Closing Date;

(j)
arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if such restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by the Borrower);

(k)
arising under or as a result of applicable Requirements of Law or the terms of any license, authorization, concession or permit;

(l)
arising in any Hedge Agreement and/or any agreement relating to any Banking Services Obligation and/or Banking Services Obligation (as defined in the ABL Credit Agreement (or any equivalent term under any ABL Facility));

(m)
relating to any asset (or all of the assets) of and/or the Capital Stock of the Borrower and/or any Restricted Subsidiary which is imposed pursuant to an agreement entered into in connection with any Disposition of such asset (or assets) and/or all or a portion of the Capital Stock of the relevant Person that is permitted or not restricted by this Agreement;

(n)
set forth in any agreement relating to any Permitted Lien that limits the right of the Borrower or any Restricted Subsidiary to Dispose of or encumber the assets subject thereto; and/or

(o)
imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (a) through (n) above; provided that such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower, no more restrictive with respect to such restrictions, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.06 Investments. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, make or own any Investment in any other Person except:

(a)
Cash or Investments that were Cash Equivalents at the time made;

(b)
(i) Investments existing on the Closing Date in the Borrower or in any subsidiary, (ii) Investments made after the Closing Date among the Borrower and/or one or more Restricted Subsidiaries that are Loan Parties, (iii) Investments made after the Closing Date by any Loan Party in Holdings and/or any Restricted Subsidiary that is not a Loan Party at the time made, together with all outstanding Permitted Acquisitions to the extent permitted by clause (c)(i) of the definition thereof, in an aggregate amount not to exceed the Non-Loan Party Investment Cap, (iv) Investments made by any Restricted Subsidiary that is not a Loan Party in any Loan Party and/or any other Restricted Subsidiary that is not a Loan Party and (v) Investments made by any Loan Party and/or any Restricted Subsidiary that is not a Loan Party in the form of any contribution or Disposition of the Capital Stock of any Person that is not a Loan Party;

(c)
Investments (i) constituting deposits, prepayments and/or other credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or to the extent necessary to maintain the ordinary course of supplies to the Borrower or any Restricted Subsidiary;

(d)
(i) Permitted Acquisitions and (ii) any Investment in any Restricted Subsidiary that is not a Loan Party in an amount required to permit such Restricted Subsidiary to consummate a Permitted Acquisition (in compliance, if applicable, with any cap on Investments in non-Loan Parties that is set forth in the relevant carve-out from this Section 6.06), which amount is actually applied by such Restricted Subsidiary to consummate such Permitted Acquisition;

(e)
Investments (i) existing on, or contractually committed to as of, the Closing Date and described on Schedule 6.06 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension thereof increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 6.06;

(f)
Investments received in lieu of Cash in connection with any Disposition permitted by Section 6.07;

(g)
loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company, the Borrower, its subsidiaries and/or any joint venture to the extent permitted by Requirements of Law, in connection with such Person’s purchase of Capital Stock of any Parent Company, either (i) in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding or (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Borrower for the purchase of Capital Stock;

(h)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

(i)
Investments consisting of (or resulting from) Indebtedness permitted under Section 6.01 (other than Indebtedness permitted under Sections 6.01(b) and (g)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(vii)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a) (if made in reliance on subclause (ii)(y) of the proviso thereto), Section 6.07(b) (if made in reliance on clause (ii) therein), Section 6.07(c)(ii) (if made in reliance on clause (B) therein) and Section 6.07(g));

(j)
Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;

(k)
Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy, restructuring or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;

(l)
loans and advances of (x) payroll payments or other compensation and (y) moving, entertainment and travel expenses, drawing accounts and similar expenditures, in each case under this clause (l) to present or former employees, directors, members of management, officers, managers or consultants of any Parent Company (to the extent such payments or other compensation relate to services provided to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrower and/or its subsidiaries)), the Borrower and/or any subsidiary of the Borrower in the ordinary course of business;

(m)
Investments to the extent that payment therefor is made solely with Capital Stock of any Parent Company or Qualified Capital Stock of the Borrower or any Restricted Subsidiary, in each case, to the extent not resulting in a Change of Control;

(n)
(i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(n) so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted by this Section 6.06;

(o)
Investments made in connection with the Transactions;

(p)
Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate amount at the time incurred, together with all other outstanding Investments made pursuant to this Section 6.06(p), not to exceed the greater of (i) $20,000,000 and (ii) ten percent (10%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended;

(q)
Investments made after the Closing Date by the Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (q)(i) and/or (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower elects to apply to this clause (q)(ii);

(r)
to the extent not constituting Indebtedness, (i) Guarantees of leases (other than Capital Leases) or of other obligations and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Borrower and/or its Restricted Subsidiaries, in each case, in the ordinary course of business;

(s)
Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.04(a); provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment Basket under Section 6.04(a);

(t)
Investments under any Derivative Transaction of the type permitted under Section 6.01(a);

(u)
Investments (i) in joint ventures and Unrestricted Subsidiaries, or (ii) in any Restricted Subsidiary to enable such Restricted Subsidiary to make Investments in joint ventures and Unrestricted Subsidiaries, in an aggregate amount at the time made, together with all other outstanding Investments made pursuant to this Section 6.06(u), not to exceed the greater of (i) $15,000,000 and (ii) seven and one-half percent (7.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended;

(v)
Investments made in joint ventures or non-Wholly-Owned Subsidiaries as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business;

(w)
unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that the same are permitted to remain unfunded under applicable Requirements of Law;

(x)
Investments in Holdings, the Borrower, any subsidiary and/or any joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business;

(y)
Investments in Foreign Subsidiaries in an aggregate amount at the time made, together with all other outstanding Investments made pursuant to this Section 6.06(y), not to exceed the greater of (i) $25,000,000 and (ii) twelve and one-half percent (12.5%) of Consolidated Adjusted EBITDA for the four Fiscal Quarter period most recently ended; and

(z)
Investments in Captive Insurance Subsidiaries in an aggregate outstanding amount not to exceed in any Fiscal Year the aggregate amount recommended in a third party prepared actuarial report covering such period that is reasonably acceptable to the Administrative Agent.

Section 6.07 Fundamental Changes; Disposition of Assets. The Borrower shall not, nor shall the Borrower permit any of its Restricted Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution), or make any Disposition of any assets having a fair market value in excess of $2,500,000, in a single transaction or in a series of related transactions, except:

(a)
any Restricted Subsidiary may be merged, consolidated or amalgamated with or into the Borrower or another Restricted Subsidiary; provided that (i) in the case of any such merger, consolidation or amalgamation with or into the Borrower, (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, consolidation or amalgamation is not the Borrower (any such Person, the “Successor Borrower”), (w) the Successor Borrower shall provide the documentation and other information reasonably requested in writing by the Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least three Business Days prior to the effectiveness of such merger, consolidation or amalgamation (or such shorter period as the Administrative Agent shall otherwise agree), (x) the Successor Borrower shall be an entity organized or existing under the laws of the U.S., any state thereof or the District of Columbia, (y) the Successor Borrower shall expressly assume the Obligations of the Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guaranty and the other Loan Documents; it being understood that if the foregoing conditions under clauses (w) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents, and (ii) in the case of any such merger, consolidation or amalgamation with or into any Subsidiary Guarantor or sale of assets by any Subsidiary Guarantor, either (x) such Subsidiary Guarantor shall be the continuing or surviving Person or the continuing or surviving Person shall expressly assume the obligations of the Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent or (y) the relevant transaction shall be treated as an Investment and shall comply with Section 6.06;

(b)
Dispositions (including of Capital Stock) among the Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition made by any Loan Party to a Person that is not a Loan Party shall be (i) for fair market value (as reasonably determined by such Person) with at least 75% of the consideration for such Disposition consisting of Cash or Cash Equivalents at the time of such Disposition or (ii) treated as an Investment and otherwise made in compliance with Section 6.06 (other than in reliance on clause (j) thereof);

(c)
(i) the liquidation or dissolution of any Restricted Subsidiary if the Borrower reasonably determines in good faith that such liquidation, dissolution is in the best interests of the Borrower, is not materially disadvantageous to the Lenders and the Borrower or any Restricted Subsidiary receives any assets of the relevant dissolved or liquidated Restricted Subsidiary; provided that in the case of any liquidation or dissolution of any Loan Party that results in a distribution of assets to any Restricted Subsidiary that is not a Loan Party, such distribution shall be treated as an Investment and shall comply with Section 6.06 (other than in reliance on clause (j) thereof); (ii) any merger, amalgamation, dissolution, liquidation or consolidation, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c)) or (B) any Investment permitted under Section 6.06 (other than in reliance on clause (ii) thereof); and (iii) the conversion of the Borrower or any Restricted Subsidiary into another form of entity so long as such conversion does not adversely affect the value of the Loan Guaranty or Collateral, if any;

(d)
the leasing or subleasing of real property in the ordinary course of business;

(e)
Dispositions in the ordinary course of business of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of the Borrower, is (i) no longer useful in its business (or in the business of any Restricted Subsidiary) or (ii) otherwise economically impracticable to maintain;

(f)
Dispositions of Cash and/or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made;

(g)
Dispositions, mergers, amalgamations, consolidations or conveyances that constitute Investments permitted pursuant to Section 6.06 (other than Section 6.06(i), Permitted Liens and Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(vii));

(h)
Dispositions for fair market value; provided that with respect to any such Disposition with a purchase price in excess of $10,000,000, at least 75% of the consideration for such Disposition shall consist of Cash or Cash Equivalents (provided that for purposes of the 75% Cash consideration requirement, (x) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are subordinated to the Obligations or that are owed to the Borrower or any Restricted Subsidiary) of the Borrower and any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto)) that are assumed by the transferee of any such assets and for which the Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing, (y) any Securities received by the Borrower or any Restricted Subsidiary from such transferee that are converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition and (z) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (z) that is at that time outstanding, not in excess of $20,000,000 shall be deemed to be Cash); provided, further, that (x) immediately prior to and after giving effect to such Disposition, as determined on the date on which the agreement governing such Disposition is executed, no Event of Default exists and (y) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.08(b)(ii);

(i)
to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property;

(j)
Dispositions of Investments in joint ventures or any subsidiary that is not a Wholly-Owned Subsidiary to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements;

(k)
Dispositions of accounts receivable in the ordinary course of business (including any discounting or forgiveness thereof) or in connection with the collection or compromise thereof;

(l)
Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license), which do not materially interfere with the business of the Borrower and its Restricted Subsidiaries;

(m)
(i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

(n)
Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding);

(o)
Dispositions of non-core assets acquired in connection with any acquisition permitted hereunder and sales of Real Estate Assets acquired in any acquisition permitted hereunder which, within 90 days of the date of such acquisition, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of its Restricted Subsidiaries or any of their respective businesses; provided that (i) the Net Proceeds received in connection with any such Disposition shall be applied and/or reinvested as (and to the extent required) by Section 2.08(b)(ii), (ii) no Event of Default exists on the date on which the definitive agreement governing the relevant Disposition is executed and (iii) the amount of all Dispositions made in reliance of this Section 6.07(o) shall not exceed $15,000,000;

(p)
exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of assets so long as any such exchange or swap is made for fair value (as reasonably determined by the Borrower) for like assets; provided that upon the consummation of any such exchange or swap by any Loan Party, to the extent the assets received do not constitute an Excluded Asset, the Administrative Agent has a perfected Lien with the same priority as the Lien held on the Real Estate Assets so exchanged or swapped;

(q)
other Dispositions for fair market value in an aggregate amount since the Closing Date of not more than $30,000,000;

(r)
(i) non-exclusive licensing arrangements involving any IP Rights of the Borrower or any Restricted Subsidiary in the ordinary course of business consistent with past practice and (ii) Dispositions, abandonments, cancellations or lapses of IP Rights, or issuances or registrations, or applications for issuances or registrations, of IP Rights, in the ordinary course of business consistent with past practice, which, in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower or any Restricted Subsidiary, or are no longer economical to maintain in light of its use;

(s)
terminations or unwinds of Derivative Transactions;

(t)
Dispositions of Capital Stock of, or sales of Indebtedness or other Securities of, Unrestricted Subsidiaries;

(u)
any merger, consolidation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary in the U.S. or any other jurisdiction;

(v)
Dispositions contemplated on the Closing Date and described on Schedule 6.07(v);

(w)
Dispositions of letters of credit and/or bank guarantees (and/or the rights thereunder) to banks or other financial institutions in the ordinary course of business in exchange for Cash and/or Cash Equivalents; and

(x)
Sale and Lease-Back Transactions, so long as the aggregate fair market value of the assets sold subject to all Sale and Lease-Back Transactions under this clause (x) shall not exceed $50,000,000.

To the extent any Collateral is Disposed of as expressly permitted by this Section 6.07 to any Person other than a Loan Party, such Collateral shall automatically be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing. Notwithstanding the foregoing, the Borrower will not, and will not permit any Restricted Subsidiary to, consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if the Borrower or any other Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the obligations set forth in Section 5.12 and the other further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents.

Section 6.08 Transactions with Affiliates. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) involving payment in excess of $2,500,000 with any of their respective Affiliates on terms that are less favorable to the Borrower or such Restricted Subsidiary, as the case may be (as reasonably determined by the Borrower), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to:

(a)
any transaction between or among the Borrower and/or one or more Restricted Subsidiaries (or any entity that becomes a Restricted Subsidiary as a result of such transaction) to the extent permitted or not restricted by this Agreement;

(b)
any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of any Parent Company or of the Borrower or any Restricted Subsidiary;

(c)
(i) any collective bargaining agreement, employment agreement, severance agreement or compensatory (including profit sharing) arrangement entered into by the Borrower or any of its Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of any Parent Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;

(d)
(i) transactions permitted by Sections 6.01(c), (l) and (u), 6.04 and 6.06(g), (l), (n), (p) and (u) (to the extent the relevant transaction is an Investment of the type described in Section 6.06(g)), (s), (u), (v), (w) and (x) and (ii) issuances of Capital Stock and issuances or incurrences of Indebtedness not restricted by this Agreement;

(e)
transactions in existence on the Closing Date and described on Schedule 6.08 and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not adverse to the Lenders in any material respect;

(f)
the payment of all indemnification obligations and expenses owed to any Management Investor and any of their respective directors, officers, members of management, managers, employees and consultants whether currently due or paid in respect of accruals from prior periods;

(g)
the Transactions, including the payment of Transaction Costs and other payments required under the Acquisition Agreement;

(h)
Guarantees permitted by Section 6.01 or Section 6.06;

(i)
the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Borrower and/or any of its Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of any Parent Company, to the extent attributable to the operations of the Borrower or its subsidiaries;

(j)
transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Borrower and/or its applicable Restricted Subsidiaries in the good faith determination of the board of directors (or similar governing body) of the Borrower or the senior management thereof or (ii) on terms at least as favorable to the Borrower and/or its applicable Restricted Subsidiary as might reasonably be obtained from a Person other than an Affiliate;

(k)
the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement;

(l)
any purchase by Holdings of the Capital Stock of (or contribution to the equity capital of) the Borrower;

(m)
any transaction in respect of which the Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are no less favorable to the Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate; and

(n)
any issuance, sale or grant of Qualified Capital Stock or other payments, awards or grants in Cash, Qualified Capital Stock or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by a majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the Borrower or the applicable Restricted Subsidiary in good faith.

Section 6.09 Amendments or Waivers of Organizational Documents. The Borrower shall not, nor shall it permit any Subsidiary Guarantor to, amend or modify their respective Organizational Documents, in each case in a manner that is materially adverse to the Lenders (in their capacities as such) without obtaining the prior written consent of the Administrative Agent.

Section 6.10 Amendments of or Waivers with Respect to Restricted Debt. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, amend or otherwise modify the terms of any Restricted Debt (or the documentation governing any Restricted Debt) (a) if the effect of such amendment or modification, together with all other amendments or modifications made, is materially adverse to the interests of the Lenders (in their capacities as such) or (b) in violation of any intercreditor agreement related to such debt entered into with the Administrative Agent or the subordination terms set forth in the definitive documentation governing any Restricted Debt.

Section 6.11 Permitted Activities of Holdings. Holdings shall not:

(a)
incur any Indebtedness for borrowed money other than the Secured Obligations and other Guarantees of Indebtedness or other obligations of the Borrower and/or any Restricted Subsidiary that are otherwise permitted hereunder;

(b)
create or suffer to exist any Lien on any asset now owned or hereafter acquired by it other than (i) the Liens created under the Collateral Documents and, subject to an Acceptable Intercreditor Agreement, the collateral documents related to any ABL Facility, to which it is a party,

(ii) any other Lien created in connection with the Transactions, (iii) Permitted Liens on the Collateral that are secured on a pari passu or junior basis with the Secured Obligations, so long as such Permitted Liens secure Guarantees permitted under clause (a) above and the underlying Indebtedness subject to such Guarantee is permitted to be secured on the same basis pursuant to Section 6.02 and (iv) Liens of the type permitted under Section 6.02 (other than in respect of debt for borrowed money);

(c)
engage in any business activity or own any material assets other than (i) holding the Capital Stock of any of its direct or indirect subsidiaries; (ii) performing its obligations under the Loan Documents, any ABL Facility, other Indebtedness, Liens (including the granting of Liens) and Guarantees permitted hereunder; (iii) making any grants, issuances, repurchases or withholdings by Holdings of its own Capital Stock (including, the making of any dividend or distribution on account of, or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of, any shares of any class of Capital Stock), stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and performance awards pursuant to any equity incentive plans of Holdings; (iv) filing Tax reports and paying Taxes and other customary obligations in the ordinary course (and contesting any Taxes); (v) preparing reports to Governmental Authorities and to its shareholders; (vi) holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable Requirements of Law; (vii) effecting any public offering of its Capital Stock and/or any transaction in connection therewith; (viii) holding Cash, Cash Equivalents and other assets received in connection with Restricted Payments received from, or Investments made by, the Borrower and/or any Restricted Subsidiary or any of their direct or indirect subsidiaries or contributions to the capital of, or proceeds from the issuance of, Capital Stock of Holdings, in each case, pending the application thereof;

(ix) providing indemnification for its officers, directors, members of management, managers, employees and advisors or consultants; (x) participating in tax, accounting and other administrative matters; (xi) making payments of the type permitted under Section 6.08(f) and the performance of its obligations under the Acquisition Agreement and any other document, agreement and/or Investment contemplated by the Transactions and other transactions expressly contemplated under this Agreement; (xii) complying with applicable Requirements of Law (including with respect to the maintenance of its existence); and

(xiii) activities incidental to any of the foregoing or effecting any transaction permitted under this Agreement, including, without limitation, the Transactions; and

(d)
consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise transfer all or substantially all of its assets to, any Person; provided that, so long as no Default or Event of Default exists or would result therefrom, (A) Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Borrower or any of its Restricted Subsidiaries.) so long as (i) Holdings is the continuing or surviving Person or (ii) if the Person formed by or surviving any such consolidation, amalgamation or merger is not Holdings, (w) the successor Person (such successor Person, “Successor Holdings”) expressly assumes all obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent, (x) Successor Holdings shall provide the documentation and other information reasonably requested in writing by the Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least three Business Days prior to the effectiveness of such merger, consolidation or amalgamation (or such shorter period as the Administrative Agent shall otherwise agree), (x) Successor Holdings shall be an entity organized or existing under the laws of the U.S., any state thereof or the District of Columbia, and (z) the Borrower delivers a certificate of a Responsible Officer with respect to the satisfaction of the conditions set forth in clause (w) of this clause (A) and (B) Holdings may otherwise convey, sell or otherwise transfer all or substantially all of its assets to any other Person (other than the Borrower and any of its subsidiaries) so long as (x) no Change of Control results therefrom, (y) the Person acquiring such assets expressly assumes all of the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (z) the Borrower delivers a certificate of a Responsible Officer with respect to the satisfaction of the conditions under clause (x) set forth in this clause (B); provided, further, that (1) if the conditions set forth in the preceding proviso are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement and (2) it is understood and agreed that Holdings may convert into another form of entity so long as such conversion does not adversely affect the value of the Loan Guaranty or the Collateral.

Section 6.12 Conduct of Business. From and after the Closing Date, (i) neither Holdings nor the Borrower shall change its Fiscal Year-end and (ii) the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, engage in any material line of business other than (a) the businesses engaged in by the Borrower or any of its Restricted Subsidiaries on the Closing Date and similar, complementary, ancillary or related businesses and (b) such other lines of business as may be consented to by the Required Lenders.

Section 6.13 Use of Proceeds. No part of the proceeds of any Loan, will be used, directly or, to the Borrower’s knowledge, indirectly, (i) in furtherance of an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws, (ii) to fund any activities or business of or with any Person, that, at the time of such funding, is the subject of Sanctions or in any country that, at the time of such funding, is a Sanctioned Country, or (iii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as lender, underwriter, advisor, investor, or otherwise).

ARTICLE 7 EVENTS OF DEFAULT

Section 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

(a)
Failure To Make Payments When Due. Failure by the Borrower to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five Business Days after the date due; or

(b)
Default in Other Agreements. (i) Failure by any Loan Party or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in clause (a) above) with an aggregate outstanding principal amount exceeding the Threshold Amount; or (ii) breach or default by any Loan Party or any of its Restricted Subsidiaries with respect to any other term of such Indebtedness described under the foregoing clause (i) (other than Indebtedness under any ABL Facility) pursuant to any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement which are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case under the foregoing clauses (i) and (ii), beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become or to be declared due and payable (or redeemable) or require that an offer to repurchase, prepay, defease or redeem such Indebtedness be made prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that clause (ii) of this paragraph (b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder; provided, further, that any failure under clauses (i) or (ii) above is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Article 7. A breach or default by any Loan Party with respect to the ABL Credit Agreement or with respect to any ABL Facility (other than any payment default thereunder which is subject to clause (i) herein), will not constitute an Event of Default unless the agent and/or lenders thereunder have demanded repayment of, or otherwise accelerated, all of the Indebtedness and terminated commitments thereunder; or

(c)
Breach of Certain Covenants. Failure of any Loan Party, as required by the relevant provision, to perform or comply with any term or condition contained in Section 5.01(e)(i) (provided that delivery of any notice of default required to be delivered therein at any time will cure any Event of Default arising from the failure to timely deliver such notice), Section 5.02 (with respect to the Borrower) or Article 6; or

(d)
Breach of Representations, Etc. Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate and any Perfection Certificate Supplement) being untrue in any material respect as of the date made or deemed made; or

(e)
Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after receipt by the Borrower of written notice thereof from the Administrative Agent; or

(f)
Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, state or local Requirements of Law; or (ii) the commencement of an involuntary case against Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) under any Debtor Relief Law; or the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager, administrator, examiner, (preliminary) insolvency receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or over all or a substantial part of its or their property; or the involuntary appointment of an interim receiver, trustee or other custodian of Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) for all or a substantial part of its property, which remains undismissed, unvacated, unbonded or unstayed pending appeal for 60 consecutive days; or

(g)
Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry against Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of an order for relief, the commencement by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a voluntary case under any Debtor Relief Law, or the consent by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) to the appointment of or taking possession by a receiver, receiver and manager, trustee or other custodian for all or a substantial part of its property;

(ii) the making by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) of a general assignment for the benefit of creditors; or (iii) the admission by Holdings, the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in writing of their inability to pay their respective debts as such debts become due; or

(h)
Judgments and Attachments. The entry or filing of one or more final money judgments, writs or warrants of attachment or similar process against Holdings, the Borrower or any of its Restricted Subsidiaries or any of their respective assets involving in the aggregate at any time an amount in excess of the Threshold Amount (in either case to the extent not adequately covered by self-insurance (if applicable) or by insurance as to which the relevant third party insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 days; or

(i)
Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of Holdings, the Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or

(j)
Change of Control. The occurrence of a Change of Control; or

(k)
Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof, (i) any material Loan Guaranty for any reason, other than the occurrence of the Termination Date, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate in writing its obligations thereunder (other than as a result of the discharge of such Guarantor in accordance with the terms thereof), (ii) this Agreement or any material Collateral Document ceases to be in full force and effect or shall be declared null and void (other than by reason of (x) a release of Collateral in accordance with the terms hereof or thereof or (y) the occurrence of the Termination Date or any other termination of such Collateral Document in accordance with the terms thereof) or (iii) any Loan Party shall contest in writing the validity or enforceability of any Loan Document or any material provision of any Loan Document or deny in writing that it has any further liability (other than by reason of the occurrence of the Termination Date), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it or file any UCC (or equivalent) continuation statement shall not result in an Event of Default under this clause (k) or any other provision of any Loan Document; or

(l)
Subordination. The Obligations ceasing or the assertion in writing by any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any Junior Indebtedness or Junior Lien Indebtedness in excess of the Threshold Amount or any such subordination provision being invalidated or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto; or

then, and in every such event (other than an event with respect to the Borrower described in clause (f) or (g) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any of the following actions, at the same or different times: declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE 8 THE ADMINISTRATIVE AGENT

As of the Amendment No. 3 Closing Date, the Lenders have irrevocably appointed JPMCB (or any successor appointed pursuant hereto) as Administrative Agent and hereby authorize the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law; it being understood that such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers that are expressly contemplated by the Loan Documents and which the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the relevant circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings or the Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable to the Lenders or any other Secured Parties for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any covenant, agreement or other term or condition set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral, (vi) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof.

Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this paragraph shall be conclusive, absent manifest error.

Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

The Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

Each party’s obligations under the three preceding paragraphs shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions by any other Lender. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any other Lender or participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution by any other Lender.

Each Lender agrees that, except with the written consent of the Administrative Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under applicable Requirements of Law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or any other similar Disposition of Collateral, whether under other Debtor Relief Laws or otherwise. Notwithstanding the foregoing, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code.

Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Borrower, the Administrative Agent and each Secured Party agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Loan Guaranty; it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the other Loan Documents may be exercised solely by the Administrative Agent, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or in the event of any other Disposition (including pursuant to Section 363 of the Bankruptcy Code), (A) the Administrative Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply all or any portion of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such Disposition and (B) the Administrative Agent or any Lender may be the purchaser or licensor of all or any portion of such Collateral at any such Disposition.

No holder of any Secured Hedging Obligation or Banking Services Obligation in its respective capacity as such shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement.

Each of the Lenders hereby irrevocably authorizes (and by entering into a Hedge Agreement with respect to any Secured Hedging Obligation and/or by entering into documentation in connection with any Banking Services Obligation, each of the other Secured Parties hereby authorizes and shall be deemed to authorize) the Administrative Agent, on behalf of all Secured Parties to take any of the following actions upon the instruction of the Required Lenders:

(a)
consent to the Disposition of all or any portion of the Collateral free and clear of the Liens securing the Secured Obligations in connection with any Disposition pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof or any similar provision in any other Debtor Relief Laws;

(b)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof;

(c)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC;

(d)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other Disposition conducted in accordance with applicable Requirements of Law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or

(e)
estimate the amount of any contingent or unliquidated Secured Obligations of such Lender or other Secured Party;

it being understood that no Lender shall be required to fund any amount in connection with any purchase of all or any portion of the Collateral by the Administrative Agent pursuant to the foregoing clauses (b),

(c)
or (d) without its prior written consent.

Each Secured Party agrees that the Administrative Agent is under no obligation to credit bid any part of the Secured Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under clauses (b), (c) or (d) of the preceding paragraph, the Secured Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by the Administrative Agent on a ratable basis.

With respect to each contingent or unliquidated claim that is a Secured Obligation, the Administrative Agent is hereby authorized, but is not required, to estimate the amount thereof for purposes of any credit bid or purchase described in the second preceding paragraph. In the event that the Administrative Agent, in its sole and absolute discretion, elects not to estimate any such contingent or unliquidated claim, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid.

Each Secured Party whose Secured Obligations are credit bid under clauses (b), (c) or (d) of the third preceding paragraph is entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Capital Stock of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (x) the amount of the Secured Obligations of such Secured Party that were credit bid in such credit bid or other Disposition, by (y) the aggregate amount of all Secured Obligations that were credit bid in such credit bid or other Disposition.

In addition, in case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, each Secured Party agrees that the Administrative Agent

(irrespective of whether the principal of any Loan is then due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts to the extent due to the Lenders and the Administrative Agent under Sections 2.09 and 9.03) allowed in such judicial proceeding; and

(ii)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amount to the extent due to the Administrative Agent under Sections 2.09 and 9.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) that it believes to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

The Administrative Agent may resign at any time by giving ten days written notice to the Lenders and the Borrower. If the Administrative Agent is a Defaulting Lender or an Affiliate of a Defaulting Lender, either the Required Lenders or the Borrower may, upon ten days’ notice to the Lenders and the Administrative Agent, remove the Administrative Agent. Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right, with the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor Administrative Agent which shall be a commercial bank or trust company with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000; provided that during the existence and continuation of an Event of Default under Section 7.01(a) or, with respect to the Borrower, Section 7.01(f) or (g), no consent of the Borrower shall be required. If no successor shall have been so appointed as provided above and accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal, then (a) in the case of a retirement, the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above (including, for the avoidance of doubt, consent of the Borrower) or (b) in the case of a removal, the Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that (x) in the case of a retirement, if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment or (y) in the case of a removal, the Borrower notifies the Required Lenders that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with such notice and (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent in its capacity as collateral agent for the Secured Parties for purposes of maintaining the perfection of the Lien on the Collateral securing the Secured Obligations, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations required to be made by, to or through the Administrative Agent shall instead be made by or to each Lender (and each Lender will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders or the Borrower, as applicable, appoint a successor Administrative Agent, as provided for above in this Article 8. Upon the acceptance of its appointment as Administrative Agent hereunder as a successor Administrative Agent, the successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder (other than its obligations under Section 9.13). The fees payable by the Borrower to any successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor Administrative Agent. After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while the relevant Person was acting as Administrative Agent (including for this purpose holding collateral security following retirement or removal of the Administrative Agent). Notwithstanding anything to the contrary herein, no Disqualified Institution may be appointed as a successor Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this

Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties.

Notwithstanding anything to the contrary herein, the Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, except in their respective capacities, as applicable, as the Administrative Agent or a Lender hereunder.

Each Lender irrevocably authorizes and instructs the Administrative Agent to, and the Administrative Agent shall (in the case of clauses (c) and (d), promptly after the reasonable request of the Borrower),

(a)
release any Lien on any property granted to or held by Administrative Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or to be sold or transferred as part of or in connection with any Disposition permitted under the Loan Documents to a Person that is not a Loan Party, (iii) constitutes (or becomes) an “Excluded Asset” (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guaranty otherwise in accordance with the Loan Documents, (v) as required under clause (d) below or (vi) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 9.02;

(b)
release any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary (other than pursuant to clause (a) of the definition thereof)) as a result of a single transaction or series of related transactions permitted hereunder;

(c)
subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document (or enter into any customary “no-interest” letter or release letter to the extent the Administrative Agent does not have a Lien on such property) to the holder of any Lien on such property that is permitted by Sections 6.02(d), 6.02(e), 6.02(g), 6.02(m), 6.02(o), 6.02(p), 6.02(y), 6.02(w), 6.02(x)(i), 6.02(z), 6.02(aa) and 6.02(cc) (and Liens securing Refinancing Indebtedness in respect of any thereof incurred in reliance on Section 6.02(k)); and

(d)
enter into subordination, intercreditor and/or similar agreements with respect to Indebtedness (including any Acceptable Intercreditor Agreement) that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens, and with respect to which Indebtedness, this Agreement contemplates an intercreditor, subordination, collateral trust agreement or similar agreement.

provided, that any documentation contemplated by clauses (c) and/or (d) above shall be reasonably satisfactory to the Administrative Agent (it being understood and agreed that any such documentation that is on current market terms shall be deemed to be satisfactory to the Administrative Agent).

Upon the request of the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Guaranty pursuant to this Article 8. In each case as specified in this Article 8, the Administrative Agent will (and each Lender hereby authorizes the Administrative Agent to), at the Borrower’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest therein, or to release such Loan Party from its obligations under the Loan Guaranty, in each case in accordance with the terms of the Loan Documents and this Article 8.

The Administrative Agent is authorized to enter into the Intercreditor Agreement and any other Acceptable Intercreditor Agreement, any other intercreditor agreement, collateral trust or similar agreement contemplated hereby with respect to any (a) Indebtedness (i) that is (A) required or permitted to be subordinated hereunder and/or (B) secured by Liens and which contemplates an intercreditor, subordination or collateral trust agreement and/or (b) Secured Hedging Obligations and/or Secured Banking Services Obligations, whether or not constituting Indebtedness (any such other intercreditor agreement, an “Additional Agreement”) and the Secured Parties party hereto acknowledge that the Intercreditor Agreement and any Additional Agreement is binding upon them. Each Secured Party party hereto (a) agrees that it will be bound by, and will not take any action contrary to, the provisions of the Intercreditor Agreement and/or any Additional Agreement and (b) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement and/or any Additional Agreement and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the Secured Parties to extend credit to the Borrower, and the Secured Parties are intended third-party beneficiaries of such provisions and the provisions of the Intercreditor Agreement and/or any Additional Agreement.

To the extent that the Administrative Agent (or any Affiliate thereof) is not reimbursed and indemnified by the Borrower in accordance with and to the extent required by Section 9.03(b), the Lenders will reimburse and indemnify the Administrative Agent (and any Affiliate thereof) in proportion to their respective Applicable Percentages (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any Affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

Each counterparty to a Hedge Agreement that constitutes a Secured Hedging Obligation and each provider of Banking Services that constitutes Banking Services Obligations acknowledges and agrees that neither the Administrative Agent nor any Lender owes such Person, solely by virtue of its interest in Banking Services Obligations and Hedging Obligations, any duty under the Loan Documents (except that any payments in respect of the Obligations and proceeds of Collateral, in each case received by the Administrative Agent, shall be applied as provided in Section 2.15(b)) and such Person, solely by virtue of its interest in such Hedging Obligations, has no voting or consent rights under the Loan Documents (including Section 9.02). The Administrative Agent shall be entitled to assume no amounts are due or owing in respect of Banking Services Obligations and Hedging Obligations to any Person with an interest in any Banking Services Obligations and Hedging Obligations unless such Person has provided a written certification (setting forth a reasonably detailed calculation) to the Administrative Agent as to the amounts that are due and owing to it and such written certification is received by the Administrative Agent a reasonable period of time prior to the making of any distribution pursuant to Section 2.15(b). The Administrative Agent shall have no obligation to calculate the amount due and payable with respect to any Banking Services Obligations and Hedging Obligations, but may rely upon the written certification of the amount due and payable from the applicable counterparty to a Hedge Agreement that constitutes a Secured Hedging Obligation or the applicable provider of Banking Services that constitutes Banking Services Obligations, as the case may be. In the absence of an updated certification, the Administrative Agent shall be entitled to assume that the amount due and payable to such Person is the amount last certified to the Administrative Agent by such Person as being due and payable (less any distributions made by the Administrative Agent to such Person on account thereof).

ARTICLE 9 MISCELLANEOUS

Section 9.01 Notices.

(a)
Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows:
(i)
if to any Loan Party, to such Loan Party in the care of the Borrower at: Daseke, Inc.

15455 Dallas Parkway, Suite 550

Addison, Texas 75001 Attn: Jason Bates Tel.: (469) 310-9250

Email: jason@daseke.com with copy to:

Daseke, Inc.

15455 Dallas Parkway, Suite 440

Addison, Texas 75001 Attn: Soumit Roy Tel.: (469) 310-9238

Email: soumit@daseke.com

with additional copy to (which shall not constitute notice to any Loan Party): Vinson & Elkins LLP

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201 Attn: Christopher Dawe Tel.: (214) 220-7837

Fax: (214) 999-7837

Email: cdawe@velaw.com

(ii)
if to the Administrative Agent, at: JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road Newark, DE 19713

Tel.: 1-302-634-4629

Attn: Elijah Mills

Fax: 12012443500@tls.ldsprod.com

Email: elijah.mills@chase.com

with copy to (which shall not constitute notice to the Administrative Agent): Davis Polk & Wardwell, LLP

450 Lexington Avenue New York, NY 10017 Attn: Jason Kyrwood Tel.: (212) 450-4653

Fax: (212) 701-5653

Email: jason.kyrwood@davispolk.com

(iii)
if to any Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b)
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or Intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent or the Borrower (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that any such notice or communication not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or Intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c)
Any party hereto may change its address or facsimile number for notices and other communications hereunder by written notice to the other parties hereto.

Section 9.02 Waivers; Amendments.

(a)
No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any party hereto therefrom shall in any event be effective unless the same is permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, to the extent permitted by applicable Requirements of Law, the making of any Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

(b)
Subject to Section 2.11, clauses (A) and (B) of this Section 9.02(b) and Sections 9.02(c) and (d) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that, notwithstanding the foregoing:

(A)
the consent of each Lender directly and adversely affected thereby shall be required for any waiver, amendment or modification that:

(1)
increases the Commitment of such Lender (other than with respect to any Incremental Facility pursuant to Section 2.10 in respect of which such Lender has agreed to be an Additional Lender); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation or warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of such Lender;

(2)
reduces the principal amount of any Loan owed to such Lender or any amount due to such Lender on any Loan Installment Date;

(3)
(x) extends the scheduled final maturity of any Loan or

(y) postpones any Loan Installment Date or any Interest Payment Date with respect to Loans held by such Lender or the date of any scheduled payment of any fee payable to such Lender hereunder;

(4)
reduces the rate of interest (other than to waive any Default or Event of Default or any obligation of the Borrower to pay interest to such Lender at the default rate of interest under Section 2.04(d), which shall only require the consent of the Required Lenders) or the amount of any fee owed to such Lender; it being understood that no change in the definition of “First Lien Leverage Ratio”, “Total Leverage Ratio”, “Secured Leverage Ratio” or any other ratio used in the calculation of any interest or fee due hereunder (including any component definition thereof) shall constitute a reduction in any rate of interest or fee hereunder;

(5)
extends the expiry date of such Lender’s Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of any Commitment shall constitute an extension of any Commitment of any Lender; and

(6)
waives, amends or modifies the provisions of Sections 2.15(b) or 2.15(c) of this Agreement in a manner that would by its terms alter the pro rata sharing of payments required thereby (except in connection with any transaction permitted under Sections 2.19, 2.20, 9.02(c) and/or 9.05(g) or as otherwise provided in this Section 9.02);

(B)
no such agreement shall:

(1)
change any of the provisions of Section 9.02(a) or (b) or the definition of “Required Lenders” or “Required Delayed Draw Term Lenders” to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Lender;

(2)
release all or substantially all of the Collateral from the Lien granted pursuant to the Loan Documents (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.21 hereof), without the prior written consent of each Lender; or

(3)
release all or substantially all of the value of the Guarantees under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Section 9.18 hereof), without the prior written consent of each Lender;

(C)
Only the consent of the Borrower and the Required Delayed Draw Term Lenders shall be necessary to amend, waive or modify the terms and provisions of Section 4.02;

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder in a manner directly and adversely affecting such Person, without the prior written consent of the Administrative Agent.

(c)
Notwithstanding the foregoing, this Agreement may be amended with the written consent of the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under any Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that

(i)
the aggregate principal amount of any Replacement Term Loans shall not exceed the aggregate principal amount of the Replaced Term Loans (plus (1) any additional amounts permitted to be incurred under Section 6.01(a), (o), (q) and/or (s) and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 6.02(k) (with respect to Liens securing Indebtedness permitted by Section 6.01(a), (o), (q) and/or (s)) plus (2) the amount of accrued interest and premium (including tender premium) thereon and underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith),

(ii)
any Replacement Term Loans must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity that is equal to or greater than the Weighted Average Life to Maturity of, the relevant Replaced Term Loans at the time of the relevant refinancing,

(iii)
any Replacement Term Loans may be pari passu with or junior to any then-existing Term Loans in right of payment and pari passu with or junior to such Term Loans with respect to the Collateral (provided that any Replacement Term Loans that are pari passu with or junior to any then-existing Term Loans shall be subject to an Acceptable Intercreditor Agreement and may be, at the option of the Administrative Agent and the Borrower, documented in a separate agreement or agreements), or be unsecured,

(iv)
any Replacement Term Loans that are secured may not be secured by any assets other than the Collateral,

(v)
any Replacement Term Loans that are guaranteed may not be guaranteed by any Person other than the Loan Parties,

(vi)
any Replacement Term Loans may not participate on a greater than pro rata basis in any voluntary or mandatory repayment or prepayment in respect of the Term Loans (and any Additional Term Loans then subject to ratable repayment requirements),

(vii)
any Replacement Term Loans may have pricing (including interest, fees and premiums) and, subject to preceding clause (F), optional prepayment and redemption terms as may be agreed by the Borrower and the lenders providing such Replacement Term Loans, and

(viii)
either (i) the other terms and conditions of any Replacement Term Loans (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (G)) are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the lenders providing such Replacement Term Loans than those applicable to the relevant Replaced Term Loans (other than covenants or other provisions applicable only to periods after the Latest Term Loan Maturity Date (in each case, as of the date of incurrence of such Replacement Term Loans)) or (ii) such Replacement Term Loans are provided on then-current market terms (as reasonably determined by the Borrower) for the applicable type of Indebtedness.

(d)
Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement or any provision of any other Loan Document:

(i)
the Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive any guaranty, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this

Agreement to (A) comply with any Requirement of Law or the advice of counsel or (B) cause any such guaranty, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents,

(ii)
the Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders (including Additional Lenders) providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent to (1) effect the provisions of Sections 2.19, 2.20, 5.12 or 9.02(c), or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent and/or (2) to add terms (including representations and warranties, conditions, prepayments, covenants or events of default), in connection with the addition of any Loan or Commitment hereunder, that are favorable to the then-existing Lenders, as reasonably determined by the Administrative Agent,

(iii)
the Administrative Agent and the Borrower may amend, restate, amend and restate or otherwise modify the Intercreditor Agreement and/or any other Intercreditor Agreement, as provided therein, in connection with a transaction permitted hereunder,

(iv)
the Administrative Agent may amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.06, implementations of Additional Term Loan Commitments or incurrences of Additional Term Loans pursuant to Sections 2.19, 2.20 or 9.02(c) and reductions or terminations of any such Additional Term Loan Commitments or Additional Term Loans,

(v)
no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as permitted pursuant to Section 2.18 and except that the Commitment and any Additional Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.18),

(vi)
this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion; and

(vii)
this Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order to implement the “market flex” provisions set forth in the Fee Letter; provided however, that notwithstanding the foregoing or any other provision hereof, if the Borrower shall fail to execute any amendment that the Requisite Lead Arrangers (as defined in the Fee Letter) reasonably determine to be necessary to effect the changes contemplated by the Flex Provisions (as defined in the Fee Letter) within three Business Days from the date of delivery to the Borrower of a draft thereof, then the Administrative Agent is and shall be authorized to execute such amendment on behalf of the Borrower and such amendment shall become effective without further action by any Person.

Section 9.03 Expenses; Indemnity.

(a)
The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by each Arranger, the Administrative Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as Intralinks) of the Term Facility, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers or the Lenders or any of their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole) in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section, or in connection with the Loans made hereunder. Other than to the extent required to be paid on the Closing Date, all amounts due under this paragraph (a) shall be payable by the Borrower within 30 days of receipt of an invoice setting forth such expenses in reasonable detail.

(b)
The Borrower shall indemnify each Arranger, the Administrative Agent, each Lender, and each Related Party of any of the foregoing Persons, in each case, other than Disqualified Institutions (each such Person, together with their successors and assigns, an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities to which such Indemnitee may become subject arising out of or in connection with (i) the preparation, execution, delivery or administration of the Loan Documents or any agreement or instrument contemplated thereby or the syndication of the Term Facility, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans, (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any currently or formerly owned, leased or operated real property or facility, or any Environmental Liability or Environmental Claim related in any way to any Loan Party or any of their respective subsidiaries, (iv) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (a “Proceeding”), regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates, and to reimburse each Indemnitee within 30 days following written demand therefor (together with customary backup documentation in reasonable detail supporting such reimbursement request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending a Proceeding (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant jurisdiction to all Indemnitees, taken as a whole and solely in the case of an actual or perceived conflict of interest where an Indemnitee informs the Borrower of such conflict, (x) one additional counsel to all affected Indemnitees, taken as a whole, and (y) one additional local counsel to all affected Indemnitees, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or, to the extent such judgment finds that any such loss, claim, damage, or liability has resulted from such Person’s material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee solely against one or more other Indemnitees (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent or any Arranger, acting in its capacity as the Administrative Agent or an Arranger) that does not involve any act or omission of Holdings, the Borrower or any of their respective subsidiaries. All amounts due under this paragraph (b) shall be payable by the Borrower within 30 days (x) after written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with customary backup documentation supporting the relevant reimbursement request. This Section 9.03(b) shall not apply to Taxes other than any Taxes that represent losses, claims, damages or liabilities in respect of a non-Tax claim.

(c)
The Borrower shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if any proceeding is settled with the written consent of the Borrower, or if there is a final judgment against any Indemnitee in any such proceeding, the Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. No Borrower shall, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability.

Section 9.04 Waiver of Claim. To the extent permitted by applicable Requirements of Law, no party to this Agreement shall assert, and each hereby waives, any claim against any other party hereto, any Loan Party and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 9.03.

Section 9.05 Successors and Assigns.

(a)
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as provided under Section 6.07, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section 9.05 (any attempted assignment or transfer not complying with the terms of this Section 9.05 shall be null and void except as otherwise provided herein). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, to the extent provided in paragraph (e) of this Section, Participants and, to the extent expressly contemplated hereby, the Related Parties of each of the Arrangers, the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)
(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Term Loan Commitment added pursuant to Sections 2.19, 2.20 or 9.02(c) at the time owing to it) with the prior written consent of:

(A)
the Borrower (such consent not to be unreasonably withheld); provided, that the Borrower shall be deemed to have consented to any such assignment unless it has objected thereto by written notice to the Administrative Agent within 15 Business Days after receipt of written notice thereof provided, further, that the Borrower’s consent shall not be required for any assignment (1) to any Term Lender or any Affiliate of any Term Lender or an Approved Fund or (2) at any time when an Event of Default under Section 7.01(f) or (g) (with respect to the Borrower) exists; and

(B)
the Administrative Agent (not to be unreasonably withheld or delayed); provided, that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender, an Arranger, any Affiliate of an Arranger, or any Approved Fund.

(ii)
Assignments shall be subject to the following additional conditions:

(A)
except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or Commitments of any Class, the principal amount of Loans or Commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than $1,000,000, unless the Borrower and the Administrative Agent otherwise consent;

(B)
any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement;

(C)
the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

(D)
the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire and (2) any Internal Revenue Service form or other document required under Section 2.14.

(iii)
Subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in any Assignment and

Assumption, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(iv)
The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Loans. The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice.

(v)
Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section, the Administrative Agent shall promptly accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi)
By executing and delivering an Assignment and Assumption, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) the assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment and Assumption, (B) except as set forth in clause (A) above, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Restricted Subsidiary or the performance or observance by the Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) such assignee represents and warrants that it is an Eligible Assignee, legally authorized to enter into such Assignment and Assumption; (D) the assignee confirms that it has received a copy of this Agreement and the Intercreditor Agreement, together with copies of the most recent financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (E) the assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) the assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) the assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c)
(i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any other Lender, sell participations to any bank or other entity (other than to any Disqualified Institution, any natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) as if the limitation applied to such participations), the Borrower or any of its Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 9.02(b). Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the limitations and requirements of such Sections and Section 2.16) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender). To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.15(c) as though it were a Lender.

(ii)
No Participant shall be entitled to receive any greater payment under Section 2.12, 2.13 or 2.14 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after such Participant acquired the applicable participation.

(iii)
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and their respective successors and registered assigns, and the principal and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)
Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution or any natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)
Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) in no event may any Lender grant any option to provide the Borrower all or any part of any Loan that such Granting Lender would have otherwise been obligated to make to the Borrower pursuant to this Agreement to any Disqualified Institution. The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 2.12, 2.13 or 2.14) and no SPC shall be entitled to any greater amount under Section 2.10, 2.13 or 2.14 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the Requirements of Law of the U.S. or any State thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Borrower hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 9.05, any SPC may (i) with notice to, but without the prior written consent of, the Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC.

(f)
(i) Upon the request of any Lender, the Borrower shall make available to such Lender the list of Disqualified Institutions (other than Affiliates identifiable solely on the basis of their name referred to in the definition of “Disqualified Institutions”) at the relevant time and such Lender may provide the list to any potential assignee or participant on a confidential basis in accordance with Section 9.13 hereof for the purpose of verifying whether such Person is a Disqualified Institution.

(ii)
If any assignment or participation under this Section 9.05 is made to any Disqualified Institution without the Borrower’s prior written consent (any such person, a “Disqualified Person”), then, such assignment or participation shall not be null and void, but the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of the Borrower owing to such Disqualified Person, (B) in the case of any outstanding Term Loans, held by such Disqualified Person, purchase such Term Loans by paying the lesser of (x) par and (y) the amount that such Disqualified Person paid to acquire such Term Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder and/or (C) require such Disqualified Person to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided, that (I) in the case of clause (B), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Borrower, (II) in the case of clauses (A) and (B), the Borrower shall be liable to the relevant Disqualified Person under Section 2.13 if any Eurocurrency Rate Loan owing to such Disqualified Person is repaid or purchased other than on the last day of the Interest Period relating thereto and (III) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 9.05 (except that no registration and processing fee required under this Section 9.05 shall be required with any assignment pursuant to this paragraph). Nothing in this Section 9.05(f) shall be deemed to prejudice any right or remedy that Holdings or the Borrower may otherwise have at law or equity.

(iii)
Notwithstanding anything to the contrary contained in this Agreement, Disqualified Persons (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for

purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Bankruptcy Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Institution does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(g)
Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Lender, Holdings, the Borrower, as any Subsidiary of the Borrower, on a non-pro rata basis (A) through Dutch Auctions open to all Lenders holding the relevant Term Loans on a pro rata basis or (B) through open market purchases, in each case with respect to clauses (A) and (B), without the consent of the Administrative Agent; provided that:

(i)
any Term Loans acquired by Holdings, the Borrower or any of its subsidiaries shall be retired and cancelled immediately upon the acquisition thereof; provided that upon any such retirement and cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.07(a) shall be reduced on a pro rata basis by the full par value of the aggregate principal amount of Term Loans so cancelled;

(ii)
any Term Loans acquired by any Affiliated Lender may (but shall not be required to) be contributed to the Borrower or any of its subsidiaries (it being understood that any such Term Loans shall be retired and cancelled immediately upon such contribution); provided that upon any such cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Term Loans so contributed and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.07(a) shall be reduced pro rata by the full par value of the aggregate principal amount of Term Loans so contributed and cancelled;

(iii)
the relevant Affiliated Lender, Holdings, the Borrower or applicable subsidiary (as applicable) and assigning Lender shall have executed and delivered an Affiliated Lender Assignment and Assumption;

(iv)
after giving effect to the relevant assignment and to all other assignments to all Affiliated Lenders, the aggregate principal amount of all Term Loans then held by all Affiliated Lenders shall not exceed 25% of the aggregate principal amount of the Term Loans then outstanding (after giving effect to any substantially simultaneous cancellations thereof) (the “Affiliated Lender Cap”); provided that each party hereto acknowledges and agrees that the Administrative Agent shall not be liable for any losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this clause (g)(iv) or any purported assignment exceeding the Affiliated Lender Cap (it being understood and agreed that the Affiliated Lender Cap is intended to apply to any Loans made available to Affiliated Lenders by means other than formal assignment (e.g., as a result of an acquisition of another Lender by any Affiliated Lender or the provision of Additional Term Loans by any Affiliated Lender); provided, further, that to the extent that any assignment to any Affiliated Lender would result in the aggregate principal amount of Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap (after giving effect to any substantially simultaneous cancellations thereof), the assignment of the relevant excess amount shall be null and void;

(v)
in connection with any assignment effected pursuant to a Dutch Auction and/or open market purchase conducted by Holdings, the Borrower or any of its subsidiaries, no Event of Default shall exist at the time of acceptance of bids for the Dutch Auction or the confirmation of such open market purchase, as applicable;

(vi)
by its acquisition of Term Loans, each relevant Affiliated Lender shall be deemed to have acknowledged and agreed that:

(A)
the Term Loans held by such Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Required Lender or other Lender vote (and the Term Loans held by such Affiliated Lender shall be deemed to be voted pro rata along with the other Lenders that are not Affiliated Lenders); provided that (x) such Affiliated Lender shall have the right to vote (and the Term Loans held by such Affiliated Lender shall not be so disregarded) with respect to any amendment, modification, waiver, consent or other action that requires the vote of all Lenders or all Lenders directly and adversely affected thereby, as the case may be, and (y) no amendment, modification, waiver, consent or other action shall (1) disproportionately affect such Affiliated Lender in its capacity as a Lender as compared to other Lenders of the same Class that are not Affiliated Lenders or (2) deprive any Affiliated Lender of its share of any payments which the Lenders are entitled to share on a pro rata basis hereunder, in each case without the consent of such Affiliated Lender; and

(B)
such Affiliated Lender, solely in its capacity as an Affiliated Lender, will not be entitled to (i) attend (including by telephone) or participate in any meeting or discussion (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which the Loan Parties or their representatives are not invited or (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available by the Administrative Agent or any Lender to any Loan Party or its representatives (and in any case, other than the right to receive notices of Borrowings, prepayments and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article 2);

(vii)
no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to Holdings, the Borrower and/or its subsidiaries and/or their respective securities in connection with any assignment permitted by this Section 9.05(g);

(viii)
(A) For the purpose of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (a “Bankruptcy Plan”), each Affiliated Lender hereby agrees (x) not to vote on such Bankruptcy Plan, (y) if such Affiliated Lender does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (z) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (viii)(A) unless such Bankruptcy Plan adversely affects such Affiliated Lender more than other Term Lenders in any material respect and (B) each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Loans therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this clause (viii), including to ensure that any vote of such Affiliated Lender on any Bankruptcy Plan is withdrawn or otherwise not counted.

Section 9.06 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.12, 2.13 2.14, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

Section 9.07 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the Intercreditor Agreement, the Fee Letter and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by Holdings, the Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.08 Severability. To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09 Right of Setoff. At any time when an Event of Default exists, upon the written consent of the Administrative Agent, the Administrative Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent or such Lender (including by branches and agencies of the Administrative Agent or such Lender, wherever located) to or for the credit or the account of the Borrower or any Loan Party against any of and all the Secured Obligations held by the Administrative Agent or such Lender, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch or office of such Lender different than the branch or office holding such deposit or obligation on such Indebtedness. Any applicable Lender shall promptly notify the Borrower and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender and the Administrative Agent under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender or the Administrative Agent may have.

Section 9.10 Governing Law; Jurisdiction; Consent to Service of Process.

(a)
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT (I) THE INTERPRETATION OF THE DEFINITION OF “MATERIAL ADVERSE EFFECT” AS DEFINED IN THE ACQUISITION AGREEMENT AND THE DETERMINATION OF WHETHER A MATERIAL ADVERSE EFFECT (AS DEFINED IN THE ACQUISITION AGREEMENT) HAS OCCURRED, (II) THE DETERMINATION OF THE ACCURACY OF ANY SPECIFIED ACQUISITION AGREEMENT REPRESENTATION AND WHETHER AS A RESULT OF ANY INACCURACY THEREOF MERGER SUB OR ITS APPLICABLE AFFILIATE HAS A RIGHT TO TERMINATE ITS OBLIGATIONS UNDER THE ACQUISITION AGREEMENT OR DECLINE TO CONSUMMATE THE ACQUISITION AND (III) THE DETERMINATION OF WHETHER THE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE ACQUISITION AGREEMENT AND, IN ANY CASE, ANY CLAIM OR DISPUTE ARISING OUT OF ANY SUCH INTERPRETATION OR DETERMINATION OR ANY ASPECT THEREOF, SHALL IN EACH CASE BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

(b)
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE

BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; PROVIDED THAT WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE ACQUISITION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY WHICH DOES NOT INVOLVE ANY CLAIMS AGAINST THE AGENT, THE ARRANGERS, THE LENDERS OR ANY INDEMNIFIED PERSON, THIS SENTENCE SHALL NOT OVERRIDE ANY JURISDICTION PROVISION IN THE ACQUISITION AGREEMENT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c)
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d)
TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION

9.01. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.

Section 9.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR

THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13 Confidentiality. Each of the Administrative Agent, each Lender and each Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its and its Affiliates’ directors (or equivalent managers), officers, employees, independent auditors or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and their Representatives’ compliance with this paragraph; provided, further, that unless the Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, any Arranger, any Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Arranger or any Lender that (i) is engaged as a principal primarily in private equity, mezzanine financing or venture capital or (ii) is a Disqualified Institution, (b) upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, (i) except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent permitted by law, inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (c) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law, rule or regulation (in which case such Person shall (i) to the extent permitted by law, inform the Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (d) to any other party to this Agreement, (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Borrower and the Administrative Agent, including as set forth in the Information Memorandum) in accordance with the standard syndication process of the Arrangers or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution), (ii) any pledgee referred to in Section 9.05, (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors) to any Derivative Transaction (including any credit default swap) or similar derivative product (other than a Disqualified Institution) relating to the Loan Parties and their obligations and (iv) subject to the Borrower’s prior approval of the information to be disclosed (not to be unreasonably withheld), to Moody’s or S&P in connection with obtaining or maintaining ratings as required under Section 5.13, (f) with the prior written consent of the Borrower,

(g)
to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives and (h) to the CUSIP bureau, solely to the extent such Confidential Information is necessary to obtain CUSIP numbers in respect of the Term Facility and in consultation with the Borrower. For purposes of this Section, “Confidential Information” means all information relating to Holdings, the Borrower and/or any of its subsidiaries and their respective businesses or the Transactions (including any information obtained by the Administrative Agent, any Lender, or any Arranger, or any of their respective Affiliates or Representatives, based on a review of the books and records relating to Holdings, the Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or any Arranger, or Lender on a non-confidential basis prior to disclosure by Holdings, the Borrower or any of its subsidiaries. In addition, the Administrative Agent or any Arranger may disclose the existence of this Agreement and the information consisting of the Closing Date, the identity of the Borrower, the structure, type and amount of the Term Facility and the allotted roles to market data collectors and similar service providers to the lending industry. For the avoidance of doubt, in no event shall any disclosure of the Confidential Information be made to any Disqualified Institution (which was a Disqualified Institution at the time such disclosure was made).

Section 9.14 No Fiduciary Duty. Each of the Administrative Agent, the Arrangers, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their respective affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its respective stockholders or its respective affiliates, on the other. Each Loan Party acknowledges and agrees that: (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender, in its capacity as such, has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its respective stockholders or its respective affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its respective stockholders or its respective Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender, in its capacity as such, is acting solely as principal and not as the agent or fiduciary of such Loan Party, its respective management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that such Loan Party has consulted its own legal, tax and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.

Section 9.15 Several Obligations. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

Section 9.16 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

Section 9.17 Disclosure of Agent Conflicts. Each Loan Party and each Lender hereby acknowledge and agree that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

Section 9.18 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens for the benefit of the Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. If any Lender (other than the Administrative Agent) obtains possession of any Collateral, such Lender shall notify the Administrative Agent thereof and, promptly upon the Administrative Agent’s request therefor, shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.19 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charged Amounts”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan hereunder, together with all Charged Amounts payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charged Amounts that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charged Amounts payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.20 Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and control; provided that in the case of any conflict or inconsistency between the Intercreditor Agreement and any Loan Document, the terms of the Intercreditor Agreement shall govern and control.

Section 9.21 Release of Guarantors. Notwithstanding anything in Section 9.02(b) to the contrary, (a) any Subsidiary Guarantor shall automatically be released from its obligations hereunder (and its Loan Guaranty shall be automatically released) (i) upon the consummation of any permitted transaction or series of related transactions if as a result thereof such Subsidiary Guarantor ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary (other than pursuant to clause (a) of the definition thereof) as a result of a single transaction or series of related transactions permitted hereunder) and/or (ii) upon the occurrence of the Termination Date. In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release. Any execution and delivery of any document pursuant to the preceding sentence of this Section 9.21 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents).

Section 9.22 Intercreditor Agreement. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. EACH LENDER HEREUNDER AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AS “TERM LOAN ADMINISTRATIVE AGENT” AND ON BEHALF OF SUCH LENDER. THE PROVISIONS OF THIS SECTION 9.22 ARE

NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS UNDER THE ABL CREDIT AGREEMENT TO EXTEND CREDIT THEREUNDER AND SUCH LENDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS AND THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE LIENS AND SECURITY INTERESTS GRANTED TO THE ADMINISTRATIVE AGENT PURSUANT TO THE LOAN DOCUMENTS IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT WITH RESPECT TO ANY COLLATERAL ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

Section 9.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)
the effects of any Bail-in Action on any such liability, including, if applicable:

(i)
a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 9.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the U.S. or any other state of the U.S.):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the U.S. or a state of the U.S. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the U.S. or a state of the U.S. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature Pages Follow]

EXHIBIT D

[FORM OF] INTEREST ELECTION REQUEST

~~Credit Suisse AG, Cayman Islands Branch~~JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders referred to below ~~Eleven Madison Avenue., 6th Floor~~500 Stanton Christiana Road

~~New York, NY 10010~~

Newark, DE 19713

Tel.: ~~919-994-6369~~1-302-634-4629

Attn: ~~Loan Operations – Agency Manager~~Elijah Mills Fax: ~~212-322-2291~~12012443500@tls.ldsprod.com

Email: ~~agency.loanops@credit-suisse~~elijah.mills@chase.com

[●] [●], 20[●]1

Ladies and Gentlemen:

Reference is hereby made to that certain Term Loan Agreement dated as of Febrary 27, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Term Loan Agreement”), by and among, inter alios, ~~Hennessy Acquisition Corp. II, a Delaware corporation, which will be renamed the new Daseke, Inc., as Holdings, HCAC Merger Sub Inc., a Delaware corporation, which will be merged with and into the existing~~ Daseke, Inc., a Delaware corporation, ~~and be renamed as~~as Holdings, Daseke Companies, Inc., a Delaware corporation, as the Borrower, the Lenders from time to time party thereto and ~~Credit Suisse AG, Cayman Islands Branch~~JPMorgan Chase Bank, N.A., in its capacities as administrative agent and collateral agent for the Lenders. Terms defined in the Term Loan Agreement are used herein with the same meanings unless otherwise defined herein.

The undersigned hereby gives you notice pursuant to Section ~~2.08~~2.05 of the Term Loan Agreement of an interest rate election, and in that connection sets forth below the terms thereof:

(A)
[on [insert applicable date] (which is a Business Day), the undersigned will convert $[●]2 of the aggregate outstanding principal amount of the [Term][Additional Revolving] Loans, bearing interest at the [ABR][~~Eurocurrency~~Term Benchmark] Rate, into a

1 The Administrative Agent must be notified in writing or by telephone (with such telephonic notification to be promptly confirmed in writing), which must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) not later than 1:00 p.m. (i) three Business Days prior to the requested day of any conversion or continuation of ~~Eurocurrency Rate~~Term Benchmark Loans (or one Business Day in the case of any conversion or continuation of ~~Eurocurrency Rate~~Term Benchmark Loans on the Closing Date) and (ii) one Business Day prior to the date of any conversion of any Borrowing to ABR Loans or any continuation of any Borrowing as ABR Loans (or, in each case, such later time as is acceptable to the Administrative Agent); provided, however, that if the Borrower wishes to request a conversion or continuation of ~~Eurocurrency Rate~~Term Benchmark Loans with an Interest Period of other than one~~, two~~, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice from the Borrower must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of such conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 12:00 p.m. three Business Days before the requested date of such conversion or continuation, the Administrative Agent shall notify the Borrower whether or not the requested Interest Period is available to the appropriate Lenders.

2 Subject to Section 2.02(c) of the Term Loan Agreement.

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[~~Eurocurrency Rate~~Term Benchmark][ABR] Loan [and, in the case of a ~~Eurocurrency Rate~~Term Benchmark Loan, having an Interest Period of [●] month(s)]3[; and][.]]

(B)
[on [insert applicable date] (which is a Business Day), the undersigned will continue $[●] of the aggregate outstanding principal amount of the [Term][Additional Revolving] Loans bearing interest at the ~~Eurocurrency~~Term SOFR Rate, as ~~Eurocurrency Rate~~Term Benchmark Loans having an Interest Period of [●] month(s)4.]

[Signature Page Follows]

3 Must be a period contemplated by the definition of “Interest Period”.

4 Must be a period contemplated by the definition of “Interest Period”.

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[DASEKE, INC.][DASEKE COMPANIES, INC.]5

By:

Name: Title:

5 To be updated in line with the then-existing Borrower entity.

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